As filed with the Securities and Exchange Commission on March 1, 2002.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     x

                    Post-Effective Amendment No. 62              x
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940               ( )
                                Amendment No. 64                      x
                        (Check Appropriate box or boxes)

                                ----------------

                            NORTH TRACK FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          250 EAST WISCONSIN AVENUE, SUITE 1900
          MILWAUKEE, WISCONSIN                                        53202
          (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521

                              Robert J. Tuszynski
                                   President
                            North Track Funds, Inc.
                           250 East Wisconsin Avenue
                                   Suite 1900
                           Milwaukee, Wisconsin 53202
                    (Name and Address of Agent for Service)

                                    Copy to:
                            Conrad G. Goodkind, Esq.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                  It is proposed that this filing will become
                       effective (check appropriate box):
                    ( ) immediately upon filing pursuant to paragraph (b)
                     x on March 1, 2002 pursuant to paragraph (b)
                    ( ) 60 days after filing pursuant to paragraph (a)(1)
                    ( ) on __________ pursuant to paragraph (a)(1)
                    ( ) 75 days after filing pursuant to paragraph (a)(2)
                    ( ) on [date] pursuant to paragraph (a)(2) of Rule 485

               If appropriate, check the following box:
                   ( )  this post-effective amendment designates a new
                     effective date for a
                     previously filed post-effective amendment


                            NORTH TRACK FUNDS, INC.

                                 ACHIEVERS FUND

     This Prospectus has information you should know before you decide to invest in the Achievers Fund, a mutual fund series of North Track Funds, Inc. ("North Track"). North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company (the "Advisor") is the investment advisor of the Achievers Fund.
     This Prospectus describes shares available in the Achievers Fund. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the Fund.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.



RISK/RETURN SUMMARY..........................................................2
ADDITIONAL INVESTMENT PRACTICES AND RISKS................................... 7
MANAGEMENT.................................................................. 8
PURCHASING SHARES........................................................... 9
REDEEMING SHARES.............................................................18
EXCHANGING SHARES........................................................... 22
SHAREHOLDER SERVICES........................................................ 24
OTHER INFORMATION............................................................26
FINANCIAL HIGHLIGHTS.........................................................27



IMPORTANT NOTICE

     The Board of Directors of North Track has approved a Plan of Reorganization and Liquidation for the Achievers Fund (the "Plan"). The Plan requires the approval of the shareholders of the Achievers Fund. Proxy materials relating to the Plan were mailed to the shareholders of the Achievers Fund on or about March 1, 2002. If approved by the shareholders, the transactions contemplated by the Plan are expected to be completed by April 29, 2002.

     Under the Plan, the Achievers Fund would transfer substantially all of its assets (net of its liabilities) to the S&P 100 Plus Achievers Fund, another mutual Fund series of North Track. Shareholders of the Achievers Fund would receive, in exchange for their Achievers Fund shares, a number of shares Of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Achievers Fund assets transferred in connection with the transaction. The class(es) of shares of the S&P 100 Plus Achievers Fund to be received by each shareholder in the transaction would correspond to the class(es) of shares of the Achievers Fund held by that shareholder. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Achievers Fund immediately prior to the transaction.



                        RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE. The Achievers Fund (the "Fund") seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

     INVESTMENT STRATEGY AND PROGRAM. The Fund invests primarily in common stocks of companies which: (a) have market capitalizations in excess of $2 billion; and (b) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 2001, approximately 352 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. These companies also typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

     From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have strong potential for long term growth of earnings and dividends which the market has not fully valued. These companies typically have a history of consistent increases in earnings and dividends, and frequently are major players in their respective industries. The Advisor generally holds stocks of these companies for so long as the potential for continued growth in earnings and dividends persists. The Advisor would consider selling stocks of companies when it believes this growth potential no longer exists. Factors that might bring the Advisor to this conclusion include the failure of any such growth to materialize over an acceptable period of time, a deterioration in fundamentals of the company that appears to reduce the potential for future growth, or the company's reduction of its dividend.

     At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which more closely approximates the investment performance of the Fund generally, the Advisor may elect to invest in exchange-traded futures contracts on the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     INVESTMENT RISKS

     Market and Objective Risks. The Fund is subject to market risk, which is the risk that stock prices will rise and fall over short and even extended periods. Stock markets tend to move in cycles, and the Fund's net asset value will fluctuate with these market changes. The Fund is also subject to objective risk, which is the risk that the Fund's investments may not fluctuate in the same manner as the stock markets generally because of the Fund's defined objectives and policies. The Fund's returns from mid to large capitalization stocks, or those within its universe, may trail returns as compared to the overall stock market.

     Stock Selection Risk. The Fund will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Fund to reach its objective. Accordingly, the Fund's performance may be better or worse than the performance of the universe of stocks.

     Money you invest in the Fund is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Fund, you assume risk, and you could lose money.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.


Year-by-Year Total Return
1992     3.11%
1993    -5.02%
1994     1.23%
1995    31.69%
1996    21.76%
1997    27.87%
1998    19.40%
1999    15.93%
2000    -6.63%
2001   -26.70%

         Highest Quarterly Return:  19.22%, 4th Quarter 1998
         Lowest Quarterly Return:  -20.02%, 1st Quarter 2001

     The following table compares the average annual total returns before the effect of taxes for Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares for Class A shares of the Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for the Class A only, and after tax returns for Class B and Class C shares will vary. The Fund's returns presented in the table reflect the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                             AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDED DECEMBER 31, 2001)

CLASS A:                                  1 YEAR          5 YEARS     10 YEARS
                                          ------          -------     --------

     Return Before Taxes                  -30.55%          2.79%        6.20%
     Return After Taxes on                -30.55%          1.51%        5.00%
     Distributions
     Return After Taxes on                -18.60%          2.55%        5.04%
     Distributions and Sale of Fund
     Shares
     S&P 500 Index (reflects no           -11.89%         10.70%       12.93%
     deduction for fees, expenses or
     taxes)* <F1>

CLASS B:                                    1 YEAR    SINCE INCEPTION (7/27/98)
                                            ------    ------------------------
     Return Before Taxes                   -30.89%               -6.57%
     S&P 500 Index (reflects deduction     -11.89%                1.32%
     for fees, expenses or taxes)*<F1>

CLASS C:                                    1 YEAR    SINCE INCEPTION (5/8/00)
                                            ------    ------------------------

     Return Before Taxes                   -28.67%              -22.51%
     S&P 500 Index (reflects deduction     -11.89%              -11.13%
     for fees, expenses or taxes)*<F1>

----------

* <F1>   The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)          5.25%           None            None
  Imposed on Purchases (as a
  percentage of offering
  price)(1)<F2>
Maximum Sales Charge (Load)          None            None            None
  Imposed on Reinvested Dividends
Contingent Deferred Sales            None            5.00%          1.00%
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds, whichever
  is less)(2)<F2>
Redemption Fees ($12.00 charge       None            None            None
  for each wire redemption)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Exchange Fee                         None            None            None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Management Fees                      0.75%          0.75%          0.75%
Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees
Other Expenses                       0.60%          0.59%          0.62%
                                     -----          -----          -----
Annual Fund Operating Expenses       1.60%          2.34%          2.37%
                                     -----          -----          -----
                                     -----          -----          -----

----------

(1)<F2> You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2)<F3> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;
          o    Your investment has a 5% return each year; and
          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS   10 YEARS
                                   ------      -------    -------   --------

IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                     $679        $1,003     $1,350    $2,325
Class B shares                     $737        $1,030     $1,350    $2,498*<F4>
Class C shares                     $340           $739    $1,265    $2,706
IF YOU DO NOT SELL YOUR SHARES:
Class B shares                     $237           $730    $1,250    $2,498*<F4>
Class C shares                     $240           $739    $1,265     $2,706

----------

* <F4>   Reflects conversion of Class B shares to Class A shares after eight years,lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

             ADDITIONAL INVESTMENT PRACTICES AND RISKS

     INDEX OPTIONS AND FUTURES. The Fund may use exchange-traded index options and futures, including options and futures on the S&P 500 Index, the S&P Midcap 400 Index and the Nasdaq Composite Index, to equitize cash. The Fund may also use options on individual stocks, but the Advisor has no plans to do so at this time.

     Put and call options for various stock indices are traded on registered securities exchanges. The Fund may use exchange traded index futures on any of the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. The Fund may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple.

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

     Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for the Fund. The Fund will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, the Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Fund's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

     Additional risks associated with the intended use by the Fund of index futures contracts and index options include the following:

          (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;
          (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the Fund seeks to match; and
          (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

     The Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. The Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

                                    MANAGEMENT

INVESTMENT ADVISOR

     B.C. Ziegler and Company ("Ziegler") is the primary investment advisor of the Fund. Ziegler also serves as distributor and accounting/pricing agent for the Fund. In addition to managing the Fund, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of January 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202.

     Ziegler provides the Fund with overall investment advisory and administrative services. The fees that the Fund paid to Ziegler for investment advisory services for the fiscal year ended October 31, 2001 were equal to 0.75% of the Fund's average annual net assets.

PORTFOLIO MANAGER

     Since May 1999, Jay Ferrara has managed or co-managed the assets of the Achievers Fund. He also manages the assets of the S&P 100 Plus Fund, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, which are all mutual fund series of North Track. Mr. Ferrara is Vice President and Director of Equity Portfolio Management for Ziegler. He is a member of Ziegler's Equity Committee and has more than 17 years experience in the mutual fund industry. Prior to joining Ziegler, Mr. Ferrara served as Senior Fund Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as controller of the California Investment Trust.



                         PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     North Track discontinued issuing certificates for shares of the Fund, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee).

THREE CLASSES OF SHARES

     This prospectus describes three classes of shares; Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

     One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

     The following table shows which Classes of shares are available for the Fund, and highlights some of the differences between the three Classes.

CLASS A SHARES              CLASS B SHARES           CLASS C SHARES
--------------              --------------           --------------
Available for the Fund      Available for the Fund   Available for the Fund
5.25% maximum front-end     No front-end sales       No front-end sales charge
sales charge                charge

No contingent deferred      Maximum 5.0% contingent  1.00% contingent deferred
sales charge                deferred sales charge    sales charge (which is
                            (reducing each year you  eliminated after you own
                            own your shares, and     your shares for 18 months)
                            going to zero after six
                            years)

Lower annual expenses,      Higher annual expenses,  Higher annual expenses,
including the 12b-1 fee     including the 12b-1 fee  including the 12b-1 fee
(0.25%), than Class B or    (1.00%), than Class A    (1.00%), than Class A
Class C shares              shares                   shares

                            Automatic conversion to  No conversion to Class A
                            Class A shares after     shares, meaning that
                            eight years, reducing    higher annual expenses
                            future annual expenses   continue for as long as
                                                     you hold your Class C
                                                     shares

     In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. However, Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                  MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                 INVESTMENT AMOUNT    INVESTMENT AMOUNT(1)<F5>
----------------                 -----------------    --------------------
All investors, except special             $1,000              $50
investors listed below

IRAs, Keogh plans, self-directed           $500               $25
retirement accounts and custodial
accounts under the Uniform Gifts/
Transfers to Minors Act (see
"Shareholder Services")

Purchases through Systematic               $100             $100(2)<F6>
Purchase Plans (see "Shareholder
Services - Systematic Purchase
Plan")

----------
(1)<F5> There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F6>  The minimum subsequent monthly investment under a Systematic
     Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

     FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price for the Fund. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

                                    PUBLIC OFFERING  NET AMOUNT
SIZE OF INVESTMENT                       PRICE        INVESTED
------------------                  ---------------  ----------
Less than $25,000                        5.25%          5.54%
$25,000 but less than $50,000            5.00%          5.26%
$50,000 but less than $100,000           4.75%          4.98%
$100,000 but less than $250,000          3.75%          3.40%
$250,000 but less than $500,000          3.00%          3.09%
$500,000 but less than $1,000,000        2.00%          2.04%
$1,000,000 or more                       None           None

     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) the individual's spouse and their children under the age of 21 purchasing shares for their own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Funds equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 3.75%. You can aggregate your holdings of Class A and Class B shares in all of the North Track mutual funds that have a sales charge to determine the break-point at which you may purchase in any North Track mutual fund.

     A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a North Track Fund with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Fund at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases  You may purchase Class A shares at net asset value if you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 24 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.75 of 1% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit Plans  Any plan qualified under Section 401(k) of the Internal
                        Revenue Code that has at least 50 participants [or that uses the services of Emplanet, Inc.] may purchase
                        Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.

State and Municipal     Class A shares of the Fund also may be purchased at net
Governments and         asset value without a sales charge by any state, county
Charities               or city, or any instrumentality, department, authority
                        or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section
                        501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Persons Associated with Class A shares may be purchased at net asset value by:
North Track and Its     Directors and officers of North Track (including shares
Service Providers       purchased jointly with or individually by any such
                        person's spouse and shares purchased by any such
                        person's children or grandchildren under age 21);
                        employees of Ziegler, Selected Dealers, and Geneva, and
                        the trustee or custodian under any pension or
                        profit-sharing plan established for the benefit of the
                        employees of any of the foregoing; and non-employee
                        directors of The Ziegler Companies, Inc.  The term
                        "employee" includes an employee's spouse (including the
                        surviving spouse of a deceased employee), parents
                        (including step-parents and in-laws), children,
                        grandchildren under age 21, siblings, and retired
                        employees.

Reinvestments of        Class A shares may be purchased without a sales charge
Distributions From      upon the reinvestment of distributions from any North
North Track Mutual      Track mutual fund, or investment of distributions from
Funds and Other         various unit investment trusts sponsored by Ziegler; the
Investment Vehicles     reinvestment of principal or interest payments on bonds
Sponsored by Ziegler    issued by Ziegler Mortgage Securities, Inc. II; or the
                        reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through       You may purchase Class A shares without a sales charge
Certain Investment      through an asset allocation program, wrap fee program or
Programs                similar program of services administered for you by a
                        broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services.
                        When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege  If you redeem Class A or Class B shares, you may reinvest all or part of the redemption proceeds in Class A shares of the Fund, without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

     You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan re-quirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                   CONTINGENT DEFERRED SALES CHARGE
-------                                   --------------------------------
1 Year or less                                         5.00%
More than 1 Year, but less than 3 Years                4.00%
3 Years, but less than 4 Years                         3.00%
4 Years, but less than 5 Years                         2.00%
5 Years, but less than 6 Years                         1.00%
6 Years or More(1) <F7>                                 None
----------

(1)<F7> Class B shares convert to Class A shares automatically after eight years. Selected Dealers who sell Class B shares of a Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

     You may purchase Class C shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in the Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits the Fund to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of the Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, the Fund assesses a service fee of up to 0.25 of 1% of the Fund's average daily net assets for all three Classes of shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Fund's Class B and Class C shares assess a distribution fee of 0.75 of 1% of the portion of the Fund's average daily net assets represented by its those respective Classes. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.
     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.
                                                           TO ADD TO
       METHOD           TO OPEN A NEW ACCOUNT         AN EXISTING ACCOUNT
       ------           ---------------------         -------------------

BY MAIL              1.Complete the Account       1.Complete the Additional
                       Application included in      Investment form included
Mail to:               this prospectus.             with your account
North Track                                         statement.  Alternatively,
c/o PFPC Global Fund 2.Make your check payable      you may write a note
Services               to: "North Track."           indicating your account
P.O. Box 60504                                      number.
King of Prussia, PA    Note: The amount of your
19406                  purchase must meet the     2.Make your check payable to
                       applicable minimum initial   "North Track."
Overnight Mail to:     investment account.  See
North Track            "Purchasing Shares -       3.Mail the Additional
c/o PFPC Global Fund   Minimum Purchase Amounts."   Investment Form (or note)
Services                                            and your check.
211 South Gulph Road 3.Personally deliver or mail
King of Prussia, PA    the completed Account
19406                  Application and your check
                       or money order.

AUTOMATICALLY        Not Applicable               USE ONE OF NORTH TRACK'S
                                                  AUTOMATIC INVESTMENT
                                                  PROGRAMS.  Sign up for these
                                                  services when you open your
                                                  account, or call 1-800-826-
                                                  4600 for instructions on how
                                                  to add them to your existing
                                                  account.

                                                  SYSTEMATIC PURCHASE PLAN.
                                                  Make regular, systematic
                                                  investments into your North
                                                  Track account(s) from your
                                                  bank checking account.  See
                                                  "Shareholder Services -
                                                  Systematic Purchase Plan."

                                                  AUTOMATIC DIVIDEND
                                                  REINVESTMENT.  Unless you
                                                  choose otherwise, all of
                                                  your dividends and capital
                                                  gain distributions
                                                  automatically will be
                                                  reinvested in additional
                                                  Fund shares.  You also may
                                                  elect to have your dividends
                                                  and capital gain
                                                  distributions automatically
                                                  invested in shares of
                                                  another North Track mutual
                                                  fund.

TELEPHONE            BY EXCHANGE                  BY EXCHANGE

1-800-826-4600       Call to establish a new      Add to an account by
                     account by exchanging funds  exchanging funds from
                     from an existing North Track another North Track account.
                     account.  See "Redeeming and See "Redeeming and
                     Exchanging Shares -          Exchanging Shares -
                     Exchanging Shares."          Exchanging Shares."

FINANCIAL SERVICES   You may open an account and  You may purchase additional
FIRMS                purchase shares in the Fund  shares in the Fund through a
                     through a broker-dealer or   broker-dealer or other
                     other financial service firm financial services firm that
                     that may charge a            may charge a transaction
                     transaction fee.             fee.

                     North Track may accept       North Track may accept
                     requests to purchase shares  requests to purchase
                     into a broker-dealer street  additional shares into a
                     name account only from the   broker-dealer street name
                     broker-dealer.               account only from the
                                                  broker-dealer.

                          REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trad-ing day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow
..
METHOD                  STEPS TO FOLLOW
------                  ---------------
BY TELEPHONE            You may use North Track's Telephone Redemption
1-800-826-4600          Privilege to redeem shares valued at less than
                        $50,000, unless you have notified the Transfer Agent of an address change within the preceding 30 days.
                        The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                        Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.
BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Address to:
North Track                o A written request for redemption signed by the
c/o PFPC Global Fund         registered owner(s) of the shares, exactly as
Services                     the account is registered, together with the
P.O. Box 60504               shareholder's account number;
King of Prussia, PA
19406                      o The certificates for the shares being redeemed,
                             if any;
Overnight Mail:
North Track                o Any required signature guarantees (see "Other
c/o PFPC Global Fund         Information About Redemptions" below); and
Services
211 South Gulph Road       o Any additional documents which might be required
King of Prussia, PA          for redemptions by corporations, executors,
19406                        administrators, trustees, guardians, or other
                             similar entities.

                        The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL   You can set up an automatic systematic withdrawal

PLAN plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services - Systematic Withdrawal Plan."

FINANCIAL SERVICES      You also may redeem shares through broker-dealers,
FIRMS                   financial advisory firms and other financial
                        institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                 STEPS TO FOLLOW
------                 ---------------
BY MAIL                The Transfer Agent mails checks for redemption proceeds
                       typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will normally process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund(s).

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

     MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track. To discourage such activity, North Track reserves the right to restrict further purchases by the shareholder.

                         EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. Additionally, you may exchange Class A, Class B or Class C shares of any North Track mutual fund (including any of the Funds) for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a North Track mutual fund only for shares of the same class of another North Track mutual fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.
     An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.
     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).
     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.
     o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                   STEPS TO FOLLOW
------                   ---------------
BY MAIL                  Mail your exchange order to North Track.

Mail to:                 Please Note: North Track must receive your exchange
North Track              order no later than 3:00 p.m. Eastern Time in order
c/o PFPC Global Fund     to effect an exchange on that business day.
Services
P.O. Box 60504
King of Prussia, PA
19406
Overnight Mail to:
North Track
c/o PFPC Global Fund
Services
211 South Gulph Road
King of Prussia, PA
19406

BY TELEPHONE             You receive telephone exchange privileges when you
                         open your account.  To decline the telephone
1-800-826-4600           exchange privilege, you must check the appropriate
                         box on the Application Form when you open your account.

                         Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                         Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS You may exchange shares through your broker-dealer or other financial services firm, which may charge a transaction fee.

                        SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in mutual fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

     TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                         OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value the Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on cus-tomary national business holidays or other circumstances which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the Fund. D
IVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Fund declares and pays dividends annually. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

     Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

     The Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on the Fund's distributions when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     Distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Fund holds its assets.

PRIVACY:  A FUNDAMENTAL CONCERN

     At North Track funds we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

     WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

     YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

          > Name and address
          > Social Security or taxpayer identification number
          > Beneficiary information
          > Bank account information
          > Investments at other institutions

     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Funds, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

     If you have any questions regarding our privacy policy please feel free to call North Track Funds at 800-826-4600.

                        FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Share-holders. The Annual Report is available upon request.

                                                                            ACHIEVERS FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $28.17       $30.32           $27.92          $25.13     $20.01     $16.97

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                     (.11)        (.08)             .02             .07        .13        .14
     Net realized and unrealized
       gains (losses) on investments                 (9.75)        2.35             2.39            4.80       5.43       3.54
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                    (9.86)        2.27             2.41            4.87       5.56       3.68
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                --         (.01)            (.01)           (.07)      (.13)      (.14)
     Distributions from net realized
       capital gains on investments                  (1.88)       (4.41)              --           (2.01)      (.31)      (.50)
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                             (1.88)       (4.42)            (.01)          (2.08)      (.44)      (.64)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $16.43       $28.17           $30.32          $27.92     $25.13     $20.01
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F9>                                (37.2)%         8.0%             8.6%++<F9>    19.4%      27.9%      21.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $24,081      $46,978          $45,071         $44,219    $39,565    $30,504
Ratio of net expenses to
  average net assets                                  1.6%         1.4%+            1.3%*+          1.3%+      1.2%+      1.2%+
                                                                      <F10>         <F8><F10>         <F10>      <F10>      <F10>
Ratio of net investment income
  (loss) to average net assets                      (0.5)%       (0.3)%+            0.1%*+          0.2%+      0.6%+      0.8%+
                                                                      <F10>         <F8><F10>         <F10>      <F10>      <F10>
Portfolio turnover rate                              61.7%        33.3%            18.1%++<F12>    11.9%      11.9%      13.1%

 *<F8>   Annualized.
**<F9>   The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F10> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999, 0.02% in 1998, 0.1% in 1997 and 0.1% in 1996. Without
          reimbursement the ratio of net expenses to average net assets would have been 1.4% in 2000, 1.3% in 1999, 1.3% in 1998, 1.2% in 1997, and
          1.2% in 1996.
++<F11>   Not annualized.


                                                                                     ACHIEVERS FUND -- CLASS B
                                                                  --------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                  For the years ended                            July 27, 1998
                                                                      October 31,            For the ten         (commencement
                                                                  --------------------       months ended      of operations) to
                                                                    2001        2000       October 31, 1999    December 31, 1998
                                                                  --------    --------     ----------------    -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $27.80      $30.12           $27.86               $28.48

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                                    (.28)       (.18)            (.16)                 .01
     Net realized and unrealized
       gains (losses) on investments                                (9.56)       2.27             2.42                 1.39
                                                                   ------      ------           ------               ------
     TOTAL FROM INVESTMENT OPERATIONS                               (9.84)       2.09             2.26                 1.40
                                                                   ------      ------           ------               ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --          --               --                 (.01)
     Distributions from net realized
       capital gains on investments                                 (1.88)      (4.41)              --                (2.01)
                                                                   ------      ------           ------               ------
     TOTAL DISTRIBUTIONS                                            (1.88)      (4.41)              --                (2.02)
                                                                   ------      ------           ------               ------
NET ASSET VALUE, END OF PERIOD                                     $16.08      $27.80           $30.12               $27.86
                                                                   ------      ------           ------               ------
                                                                   ------      ------           ------               ------

TOTAL RETURN**<F13>                                               (37.7)%        7.4%             8.1%++<F15>          4.9%++<F15>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                            $1,711      $2,749           $1,138                 $338
Ratio of net expenses to average net assets                          2.3%        2.1%+            2.0%*+               1.7%*+
                                                                                    <F14>         <F12><F14>           <F12><F14>
Ratio of net investment income (loss)
  to average net assets                                            (1.2)%      (1.0)%+          (0.7)%*+                 --*+
                                                                                    <F14>         <F12><F14>           <F12><F14>
Portfolio turnover rate                                             61.7%       33.3%            18.1%++<F15>         11.9%++<F15>

 *<F12>   Annualized.
**<F13> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F14> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999 and 0.06% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 2.1% in 2000, 2.0% in 1999, and 1.8% in 1998.
++<F15>   Not annualized.


                                                                                 ACHIEVERS FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                       For the           For the period from May 8, 2000
                                                                      year ended           (commencement of operations)
                                                                   October 31, 2001          through October 31, 2000
                                                                   ----------------      -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.09                        $27.66

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                         (.21)                         (.06)
     Net realized and unrealized gains (losses) on investments           (9.74)                          .49
                                                                        ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                    (9.95)                          .43
                                                                        ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                            --
     Distributions from net realized capital gains on investments        (1.88)                           --
                                                                        ------                        ------
     TOTAL DISTRIBUTIONS                                                 (1.88)                           --
                                                                        ------                        ------
NET ASSET VALUE, END OF PERIOD                                          $16.26                        $28.09
                                                                        ------                        ------
                                                                        ------                        ------

TOTAL RETURN**<F38>                                                    (37.7)%                        (1.0)%++<F19>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                           $173                           $66
Ratio of net expenses to average net assets                               2.4%                          2.1%*<F16>+<F18>
Ratio of net investment loss to average net assets                      (1.3)%                        (1.2)%*<F16>+<F18>
Portfolio turnover rate                                                  61.7%                         33.3%++<F19>

 *<F16>   Annualized.
**<F17> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F18> Reflects a voluntary reimbursement of fund expenses of 0.13% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.2% in 2000.
++<F19>   Not annualized.

If you have any questions about any of the Funds or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
215 North Main Street
West Bend, Wisconsin 53095
1-800-826-4600

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this in-formation can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                  ACCOUNTING/PRICING AGENT
                                         B.C. Ziegler and Company
1-800-826-4600                           215 North Main Street
                                         West Bend, Wisconsin 53095

Sales and Marketing
250 East Wisconsin Avenue                TRANSFER AND DIVIDEND DISBURSING AGENT
Suite 1900                               PFPC Global Fund Services
Milwaukee, Wisconsin 53202               P.O. Box 60504
Operations and Accounting                King of Prussia, Pennsylvania 19406
215 North Main Street
West Bend, Wisconsin 53095               CUSTODIAN
                                         Union Bank of California
INVESTMENT ADVISOR                       475 Sansome Street
B.C. Ziegler and Company                 San Francisco, California 94111
250 East Wisconsin Avenue
Suite 1900                               COUNSEL
Milwaukee, WI  53202                     Quarles & Brady LLP
                                         411 East Wisconsin Avenue
DISTRIBUTOR                              Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue                AUDITOR
Suite 1900                               Arthur Andersen LLP
Milwaukee, Wisconsin 53202               100 East Wisconsin Avenue
                                         Milwaukee, Wisconsin 53202

[North Track Funds Logo]
Sharpen Your Focus

North Track Funds

Prospectus
March 1, 2002

-S&P 100 Plus Fund

-PSE Tech 100 Index Fund

- Dow Jones U.S. Health Care 100 Plus Fund

- Dow Jones U.S. Financial 100 Plus Fund

-Managed Growth Fund

-Tax-Exempt Fund

-Government Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. If anyone tells you otherwise they are committing a crime.

[North Track Funds Logo]
Sharpen Your Focus

This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment risks and strategies, fund managers, buying and selling shares and other information about the Funds.
North Track Funds, Inc. ("NorthTrack") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation.


This Prospectus describes shares available in the six North Track mutual funds (the "Funds") listed below.

Equity Funds

  S&P100 Plus Fund

  PSE Tech 100 Index Fund

  Dow Jones U.S. Health Care 100 Plus Fund

  Dow Jones U.S. Financial 100 Plus Fund

  Managed Growth Fund

Bond Funds

  Tax-Exempt Fund

  Government Fund

The date of this prospectus is March 1, 2002.

QUICK REFERENCE
RISK/RETURN INFORMATION:

  INVESTMENT OBJECTIVES AND RISKS ASSOCIATED WITH THE FUNDS              1
  SPECIFIC INVESTMENT OBJECTIVES, STRATEGIES, RISKS,
  EXPENSES AND PERFORMANCE
INFORMATION FOR:

      S&P 100 Plus Fund                                  2
      PSE Tech 100 Index Fund                            5
      Dow Jones U.S. Health Care 100 Plus Fund           8
      Dow Jones U.S. Financial 100 Plus Fund            11
      Managed Growth Fund                               14
      Tax-Exempt Fund                                   17
      Government Fund                                   19

 ADDITIONAL RISKS ASSOCIATED WITH INVESTMENT
 SECURITIES PURCHASED BY THE FUNDS                                      21

NORTH TRACK'S INVESTMENT MANAGEMENT:
 INVESTMENT ADVISOR                                                     26
 SUB-ADVISOR                                                            27
 PORTFOLIO MANAGERS                                                     27

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:
 HOW TO BUY FUND SHARES (INCLUDING SALES CHARGES AND COMBINED PURCHASE
 PROGRAMS)                                                              28
 HOW TO REDEEM FUND SHARES                                              35
 HOW TO EXCHANGE BETWEEN FUNDS                                          36
 HOW TO BEGIN A SYSTEMATIC INVESTMENT PLAN                              38
 HOW TO BEGIN A SYSTEMATIC WITHDRAWAL PLAN                              38
 IRA AND OTHER RETIREMENT PLAN PROGRAMS                                 39

RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

THE FUNDS

 North Track offers investors ten distinct mutual fund choices. This prospectus describes the seven Funds listed on the front cover page.

PRINCIPAL RISKS COMMON TO ALL FUNDS

 Certain securities in which the Funds invest and strategies in which they engage involve special considerations and risks. The table below describes some of the general risks associated with common stocks and bonds in which the Funds commonly invest.

COMMON STOCKS

Market Risk - Common stock prices overall will rise and fall over short and even extended periods. The stock markets tend to move in cycles, and a Fund's net asset value will fluctuate with these market changes.

Objective Risk - Objective risk is the risk that a Fund's common stocks may not fluctuate in the same manner as the stock markets. This is because each of the stock Funds selects common stocks for investment in accordance with defined objectives and policies. A Fund may focus on one or more of the following characteristics: (1) specified sizes of companies; (2) companies included on certain stock indices; (3) companies in certain industries or market sectors; or
(4) companies meeting other specified criteria. Because of this selection process, a Fund may hold common stocks that are not representative of the overall stock market.

BONDS

Interest Rate Risk - The value of bonds typically moves in the opposite direction of interest rates. Bonds of longer maturities are affected to a greater degree by changes in interest rates than bonds of shorter maturities. Credit Risk - The creditworthiness of issuers of bonds could deteriorate because of: (1) general economic conditions; (2) developments affecting the industry in which the borrower of the bond proceeds operates; or (3) developments affecting the borrower uniquely. Such a deterioration causes a higher risk of default on interest and principal payments, and likely would cause a Fund's bonds to decline in value.

 Other principal risks specific to each Fund are discussed in the following information about the individual Funds. Risks associated with special investment strategies and techniques used by some of the Funds are discussed below under the subheading "Additional Investment Practices and Risks."
 Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Funds, you assume risk, and you could lose money.

S&P 100 PLUS FUND

INVESTMENT OBJECTIVE. The S&P 100 Plus Fund seeks to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

S&P 100 INDEX. The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. Historically, the performance of the S&P 100 Index has closely tracked the performance of the S&P 500 Index over the long term, although there have been significant variations in performance during shorter periods. The S&P 500 Index consists of common stocks selected to represent the stock markets as a whole. The corporations whose stocks are included in the S&P100 Index are some of the largest U.S. companies based on market capitalization. These companies span a broad spectrum of industries.

INVESTMENT STRATEGY AND PROGRAM. The S&P 100 Plus Fund invests in the common stocks which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Index, the Advisor generally makes a corresponding change in the composition of the Fund. However, the Fund is not a true "index fund," insofar as it does not seek to replicate the S&P 100 Index at all times. From time to time, the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will under perform or out perform the Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Fund's total assets. The Fund may also use options on individual stocks on the S&P 100 Index to enhance its return. The Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will out perform the Index and may purchase put options and write
(sell) call options on stocks that the Advisor believes will under perform the Index. Under normal market conditions, at least 85% of this Fund's total assets will be invested in the common stocks which make up the Index.

 At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these options and futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

INVESTMENT RISKS

MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. The objective risk is that large capitalization stocks included in the S&P 100 Plus Index may trail returns from the overall stock market for short or extended periods.

OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/underweighting strategies and the use of stock options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

IMPERFECT CORRELATION. The Fund's performance will not precisely track that of the S&P 100 Index. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and also incurs other fees and operating expenses.

PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's performance. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

 Average Annual Total Return*<F20>
 1992     5.17%
 1993     9.70%
 1994     1.11%
 1995     36.71%
 1996     22.42%
 1997     26.78%
 1998     32.31%
 1999     32.32%
 2000     -12.93%
 2001     -15.11%

HIGHEST QUARTERLY RETURN:LOWEST QUARTERLY RETURN:

22.73%, 4th Quarter 1998-15.69%, 3rd Quarter 2001

 The following table compares the average annual total returns on Class A, Class B, and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001)      ONE YEAR   FIVE YEARS     TEN YEARS
------------------      -------- ------------     ---------
CLASS A:
Return Before Taxes     -19.57%     9.22%           11.74%
Return After Taxes
  on Distributions      -19.57%     8.69%           10.67%
Return After Taxes
  on Distributions
  and Sale of Fund
  Shares                -11.92%     7.47%            9.52%
S&P 100 Index
  (reflects no deduction
  for fees, expenses or
  taxes)*               -13.81%    11.64%           13.93%


                                   SINCE INCEPTION
                  ONE YEAR         (7/27/98)
                  --------         --------------
CLASS B:
Return Before
  Taxes            -19.96%           -0.06%
S&P 100 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)*<F20>       -13.81%           2.26%

                                   SINCE INCEPTION
                  ONE YEAR         (5/8/00)
                  --------         -----------
CLASS C:
Return Before
  Taxes            -17.37%         -16.15%
S&P 100 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)*<F20>  -13.81%         -13.96%
----------

*<F20>The S&P 100 Index is a broad based stock index comprised of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. Over the long term, the S&P 100 Index historically has closely tracked the S&P 500 Index, which is designed to be representative of the stock market as a whole.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                          CLASS A   CLASS B   CLASS C
INVESTMENT)                        SHARES    SHARES    SHARES
                                   -------   -------   -------
Maximum Sales Charge
  (Load) Imposed on
  Purchases
 (as a percentage
  of offering
  price)(1)<F21>                   5.25%     None      None
Maximum Sales Charge
  (Load) Imposed
  on Reinvested
  Dividends                        None      None      None
Contingent Deferred
  Sales Charge (Load)
  (as a percentage of
  original purchase
  price or redemption
 proceeds, whichever is
  less)(2)<F22>                    None     5.00%     1.00%
Redemption Fees ($12.00
  charge for each wire
  redemption)                     None      None      None
Exchange Fee                      None      None      None

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                          CLASS A   CLASS B   CLASS C
INVESTMENT)                        SHARES    SHARES    SHARES
                                   -------   -------   -------
Management Fees                    0.39%     0.39%     0.39%
Distribution and
  Service (12b-1)
  Fees                             0.25%     1.00%     1.00%
Other Expenses                     0.42%     0.43%     0.44%
                                   ----      -----     -----

Annual Fund Operating Expenses     1.06%     1.82%     1.83%


----------
(1)<F21>  You may qualify for a lower front-end sales charge on your purchases
of Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F22> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    O     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                         ------    -------   -------   --------
IF YOU SELL YOUR
SHARES AT THE
END OF THE PERIOD:
Class A shares           $627      $845      $1,079    $1,751
Class B shares           $685      $873      $1,085    $1,941*<F23>
Class C shares           $286      $576      $990      $2,148
IF YOU DO NOT
SELL YOUR SHARES:
Class B shares           $185      $573      $985      $1,941*<F23>
Class C shares           $186      $576      $990      $2,148
----------
*<F23>    Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

PSE TECH 100 INDEX FUND

INVESTMENT OBJECTIVE. The PSE Tech 100 Index Fund seeks to obtain a total return, before operating expenses of the Fund are deducted, that replicates the total return of the Pacific Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. However, the Fund is not required to invest its assets so as to meet any specified coefficient of correlation to the Index. Under normal market conditions, the Fund will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Fund will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Fund receives cash inflows that it cannot invest immediately in units of common stocks that replicate the Index.

 From time to time up to 5% of the Fund's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Fund more closely replicate the performance of the PSE Technology Index, the Fund may equitize its cash position by investing up to 20% of its assets in exchange-traded index futures contracts and index options. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

INVESTMENT RISKS

MARKET AND OBJECTIVE RISK. The PSE Technology Index is subject to market risk. Also, the technology market sector increases and decreases in favor with the investing public relative to the overall stock market. As a result, the Fund's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, the performance of the Index and the Fund will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index includes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Fund may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

CORRELATION RISK. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Fund's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the PSE Technology Index.

TECHNOLOGY INDUSTRY CONCENTRATION. A significant portion of the PSE Tech 100 Index Fund's investments will consist of technology-based companies. This industry concentration exposes the Fund to risks associated with economic conditions in that technology market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.

OPTIONS AND FUTURES STRATEGIES. Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date. Finally, the Fund's options and futures strategies expose it to the correlation risks discussed above.

PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's performance. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past five calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

AVERAGE ANNUAL TOTAL RETURN
1997  19.35%
1998  53.98%
1999 114.64%
2000 -17.20%
2001 -16.33%

HIGHEST QUARTERLY RETURN:     LOWEST QUARTERLY RETURN:

54.45%, 4th Quarter 1999      -28.94%, 3rd Quarter 2001

 The following table compares the average annual total returns on Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS
ENDED DECEMBER 31, 2001)                             SINCE INCEPTION
                            ONE YEAR    FIVE YEARS     (6/10/96)
                           ---------    ----------     -----------
CLASS A:
Return Before Taxes         -20.73%     20.96%         20.84%
Return After Taxes on
  Distributions             -20.94%     18.47%    18.29%
Return After Taxes on
  Distributions and Sale    -12.43%     17.09%    16.92%
PSE Technology Index
 (reflects no deduction
  for fees, expense
   or taxes)*<F24>                 -15.42%   23.50%    23.17%


                                                   SINCE INCEPTION
                                    ONE YEAR          (7/27/98)
                                    --------       ---------------
CLASS B:
Return Before Taxes                 -21.05%             19.07%
PSE Technology Index
  (reflects no deduction
  for fees, expenses
  or taxes)*<F24>                   -15.42%             21.84%

                                                   SINCE INCEPTION
                                    ONE YEAR           (5/8/00)
                                    --------       ---------------
CLASS C:
Return Before Taxes                 -18.43%            -23.82%
PSE Technology Index
  (reflects no
  deduction for fees,
  expenses or taxes)*<F24>               -15.42%            -22.07%
----------

*<F24>    The PSE Technology Index consists of 100 common stocks of companies in
13 different industries. The Index is widely recognized as a benchmark for the technology sector of the United States stock market.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                           CLASS A  CLASS B    CLASS C
INVESTMENT)                          SHARES   SHARES     SHARES
                                    -------  -------    -------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a percentage
  of offering price)(1)<F25>         5.25%     None       None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                           None     None       None
Contingent Deferred Sales
  Charge (Load) (as a
  percentage of original
  purchase price or
   redemption proceeds,
  whichever is less)(2)<F26>          None    5.00%      1.00%
Redemption Fees ($12.00
  charge for each wire
  redemption)                         None     None       None
Exchange Fee                          None     None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM                       CLASS A  CLASS B    CLASS C
FUND ASSETS)                         SHARES   SHARES     SHARES
                                    -------  -------    -------
Management Fees                      0.30%    0.30%      0.30%
Distribution and Service
 (12b-1) Fees                        0.25%    1.00%      1.00%
Other Expenses                       0.53%    0.53%      0.53%
                                     -----    -----      ------
Annual Fund Operating
Expenses                             1.08%    1.83%      1.83%
                                     -----    -----      ------
                                     -----    -----      ------
----------
(1)<F25>  You may qualify for a lower front-end sales charge on your purchases
of Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F26> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18
months.   See "Purchasing Shares."

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------    ------   -------   -------

IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                   $629      $850    $1,089     $1,773
Class B shares                   $686      $876    $1,090     $1,954*<F27>
Class C shares                   $286      $576      $990     $2,148
IF YOU DO NOT SELL
YOUR SHARES:
Class B shares                   $186      $576      $990     $1,954*<F27>
Class C shares                   $186      $576      $990     $2,148
----------

*<F27> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

INVESTMENT OBJECTIVE. The Dow Jones U.S. Health Care 100 Plus Fund seeks to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones US Healthcare 100 Index (the "Healthcare 100 Index"). The Healthcare 100 Index consists of a representative subset of 100 stocks from the Dow Jones U.S.
Healthcare Sector Index.   The Fund attempts to achieve its objective by
investing in a portfolio of common stocks that approximately parallels the Healthcare 100 Index. However, the Fund does not intend to replicate the Healthcare 100 Index at all times.

DOW JONES U.S. HEALTHCARE SECTOR INDEX. Dow Jones has designed the Dow Jones U.S. Healthcare Sector Index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. The Index is market capitalization weighted based upon the public float of the shares of each component company. As of January 31, 2002, the Index had approximately 187 component stocks. Dow Jones reviews and rebalances the Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first began publishing the U.S. Healthcare Sector Index in February 2000, so it does not have an extensive performance history.

 Dow Jones has designed the Healthcare 100 Index to approximate the performance of the Dow Jones U.S. Healthcare Sector Index. To create this customized index, Dow Jones ranks all of the stocks in the Dow Jones U.S. Healthcare Sector Index in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Healthcare 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Healthcare 100 Index. Dow Jones is compiling the Healthcare 100 Index as an entirely new Index, and it therefore has not previously been published and has no historic performance information.

INVESTMENT STRATEGY AND PROGRAM. The Dow Jones U.S. Health Care 100 Plus Fund invests in the common stocks which make up the Healthcare 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Healthcare 100 Index, the Advisor generally makes a corresponding change in the composition of the Fund.

 The Fund is not a true "index fund," insofar as it does not seek to replicate the Healthcare 100 Index at all times. From time to time the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will under perform or out perform the Healthcare 100 Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Fund's total assets. The Fund may also use options on individual stocks on the Healthcare 100 Index to enhance its return. The Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will out perform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will under perform the Index. Under normal market conditions, at least 85% of this Fund's total assets will be invested in the common stocks which make up the Healthcare 100 Index.

 At times the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on this uncommitted cash which approximates the investment performance of the Healthcare 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Healthcare Sector Index and/or the Healthcare 100 Index, if and when they become available. The Fund may also invest in exchange-traded futures contracts on either the S&P 500 or Nasdaq indices for this purpose. The Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Healthcare Sector Index or, should they become available, on the Healthcare 100 Index, subject to regulatory limitations. This practice is commonly referred to as "equitizing cash."

INVESTMENT RISKS

MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. Also, stocks included in the Healthcare 100 Index may trail returns from the overall stock market for short or extended periods. Because the Healthcare 100 Index has no operating history, there is uncertainty regarding how well its performance will track the performance of the healthcare sector of the market generally or the Dow Jones U.S. Healthcare Sector Index in particular.

INDUSTRY CONCENTRATION. A significant portion of the Dow Jones U.S. Health Care 100 Plus Fund's investments will consist of healthcare-based companies, such as companies in the pharmaceutical industry. Because the Fund will structure its investment portfolio to approximate the composition of the Health Care 100 Index, the Fund at times may invest a relatively high percentage of its assets (in excess of 25%) in securities of companies within the same industry. The Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Health Care 100 Index. However, the Advisor will maintain the industry concentrations in the Fund's portfolio so that they are not more than 5% above or below the weighting of the relevant industry within the Healthcare 100 Index. For example, if stocks of companies in the pharmaceutical industry represented 35% of the total market capitalization of all companies included in the Health Care 100 Index, then the Advisor would maintain the Fund's position in pharmaceutical stocks within a range of 30% to 40% of the Fund's total assets.

 Such industry concentration exposes the Fund to risks associated with economic conditions affecting the healthcare market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on the sale of healthcare related products and services could experience adverse pricing pressure, and could become increasingly sensitive to downswings in the economy. Many of these companies sell products that are:

  o Subject to approval by the Food and Drug Administration, a process which can be long and costly;

  o Dependent on patent protection the expiration of which could adversely effect profitability;

  o  Susceptible to obsolescence;

  o Subject to extensive litigation based on product liability and similar claims.

OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/underweighting strategies and the use of stock options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Healthcare 100 Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the Healthcare 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

IMPERFECT CORRELATION. The Fund's performance will not precisely track that of the Healthcare 100 Index. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Healthcare 100 Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Healthcare 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Healthcare 100 Index.

NON-DIVERSIFICATION. The Fund is not diversified within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Healthcare 100 Index will not meet this diversification test at all times. Because the Fund constructs its investment portfolio to approximately parallel the composition of the Healthcare 100 Index, the Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Fund's performance, and the Fund could experience significant price volatility.

PERFORMANCE INFORMATION. No annual information is available for the Fund because it only commenced operations on April 17, 2001.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                           CLASS A  CLASS B    CLASS C
INVESTMENT)                          SHARES   SHARES     SHARES
                                    -------  -------    -------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering
  price)(1)<F28>                     5.25%     None       None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends     None     None       None
Contingent Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price or
   redemption proceeds, whichever
  is less)(2)<F29>                    None    5.00%      1.00%
Redemption Fees ($12.00 charge for
   each wire redemption)              None     None       None
Exchange Fee                          None     None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED         CLASS A  Class B    CLASS C
FROM FUND ASSETS)(3)                 SHARES   Shares     SHARES
                                    -------  -------    -------
Management Fees                      0.55%    0.55%      0.55%
Distribution and Service
  (12b-1) Fees                       0.25%    1.00%      1.00%
Other Expenses (custodian,
  transfer agent, and
  administrative services
  fees, etc.)                        2.38%    2.38%      2.38%
                                    -------  -------    -------
Annual Fund Operating Expenses       3.18%    3.93%      3.93%
                                    -------  -------    -------
                                    -------  -------    -------
Less Expense Reimbursement(3)<F30>   2.03%    2.03%      2.03%
                                    -------  -------    -------
Net Annual Fund Operating Expenses   1.15%    1.90%      1.90%
                                    -------  -------    -------
                                    -------  -------    -------
----------
(1)<F28>  You may qualify for a lower front-end sales charge on your purchases
of Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F29> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F30> The Advisor contractually has committed to waive fees and/or reimburse expenses from March 1, 2002 through February 28, 2003, so that annual operating expenses for the Fund will not exceed 1.15% of average annual net assets for Class A shares and 1.90% for Class B and Class C shares.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------    ------   -------   -------
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:
Class A shares                   $636      $871     $1,125    $1,849
Class B shares                   $693      $897     $1,126    $2,030*<F31>
Class C shares                   $293      $597     $1,026    $2,222
IF YOU DO NOT SELL
YOUR SHARES:
Class B shares                   $193      $597     $1,026    $2,030*<F31>
Class C shares                   $193      $597     $1,026    $2,222
---------

*<F31> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

INVESTMENT OBJECTIVE.   The Dow Jones U.S. Financial 100 Plus Fund seeks to
obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Financial 100 Index (the "Financial 100 Index"). The Financial 100 Index is a subset of the stocks included in the Dow Jones U.S. Financial Sector Index. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the Financial 100 Index. However, the Fund does not intend to replicate the Financial 100 Index at all times.

DOW JONES U.S. FINANCIAL SECTOR INDEX. Dow Jones has designed the Dow Jones U.S. Financial Sector Index to measure the performance of the financial services industry segment of the U.S. equity market. The Index is market capitalized weighted based upon the public float of the shares of each component company. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. As of January 31, 2002, the Index had approximately 287 component stocks. Dow Jones reviews and rebalances the Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first published this Index in February 2000, so it does not have an extensive performance history.
 Dow Jones has designed the Financial 100 Index to approximate the performance of the broader Dow Jones U.S. Financial Sector Index. To create this customized index, Dow Jones ranks all of the Dow Jones U.S. Financial Sector Index stocks in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Financial 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Financial 100 Index.

INVESTMENT STRATEGY AND PROGRAM. Rather than attempt to hold all of the stocks in the Dow Jones U.S. Financial Sector Index, the Dow Jones U.S. Financial 100 Plus Fund invests in the common stocks which make up the Financial 100 Index in approximately the same proportion as they are held in that Index. When the Advisor receives notification of a change in the composition of the Financial 100 Index, the Advisor generally makes a corresponding change in the composition of the Fund.

 The Fund is not a true "index fund," insofar as it does not seek to replicate the Financial 100 Index at all times. From time to time the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will under perform or out perform the Financial 100 Index. The Advisor will limit these overweighting/ underweighting strategies to not more than 10% of the Fund's total assets. The Fund may also use options on individual stocks on the Financial 100 Index to enhance its return. The Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will out perform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will under perform the Index. Under normal market conditions, at least 85% of this Fund's total assets will be invested in the common stocks which make up the Financial 100 Index.

 At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the Financial 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Financial Sector Index and/or the Financial 100 Index, if and when they become available. The Fund may also invest in exchange-traded futures contracts on either the S&P 500 or Nasdaq indices for this purpose. The Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Financial Sector Index or, should they become available, on the Financial 100 Index, subject to regulatory limitations. This practice is commonly referred to as "equitizing cash."

INVESTMENT RISKS

MARKET AND OBJECTIVE RISKS. The Fund is subject to market risk. Also, stocks included in the Financial 100 Index may trail returns from the overall stock market for short or extended periods. Because the Financial 100 Index has no operating history, the ability of this Index to track the performance of the financial services sector of the market generally or the broader Dow Jones U.S. Financial Sector Index in particular is uncertain.

INDUSTRY CONCENTRATION. A significant portion of the Dow Jones U.S. Financial 100 Plus Fund's investments will consist of companies that operate in the financial services industry groups, such as banking. Because the Fund will structure its investment portfolio to approximate the composition of the Financial 100 Index, the Fund at times may invest a relatively high percentage of its assets (in excess of 25%) in securities of companies within the same industry. The Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Financial 100 Index. However, the Advisor will maintain the industry concentrations in the Fund's portfolio so that they are not more than 5% above or below the weighting of the relevant industry within the Financial 100 Index. For example, if stocks of companies in the banking industry represented 30% of the total market capitalization of all companies included in the Financial 100 Index, then the Advisor would maintain the Fund's position in banking stocks within a range of 25% to 35% of the Fund's total assets.

 This industry concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others: Many of these companies sell products that are:

  o  Government Regulation.  Companies in the financial services sector are
   -----------------------
subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

  o  Interest Rate Increases.  The profitability of companies in this sector is
   -------------------------
adversely affected by increases in interest rates.

  o  Loans Losses.  The profitability of companies in this sector is adversely
   --------------
affected by loan losses, which usually increase in economic downturns.

  o  Consolidation and Competition.  Newly enacted laws are expected to result
   -------------------------------
in increased inter-industry consolidation and competition in the financial sector.

OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/underweighting strategies and the use of options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Financial 100 Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the Financial 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

IMPERFECT CORRELATION. The Fund's performance will not precisely track that of the Financial 100 Index. In addition to the effects of the Advisor's overweighting/underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Financial 100 Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Financial 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Financial 100 Index .

NON-DIVERSIFICATION. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Financial 100 Index will not meet this diversification test at all times. Because the Fund constructs its investment portfolio to approximately parallel the composition of the Financial 100 Index, the Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Fund's performance, and the Fund could experience significant price volatility.

PERFORMANCE INFORMATION. No annual information is available for the Fund because it only commenced operations on April 17, 2001.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                           CLASS A  CLASS B    CLASS C
INVESTMENT)                          SHARES   SHARES     SHARES
                                    -------  -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of
  offering price)(1)<F32>            5.25%     NONE       None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends     None     NONE       None
Contingent Deferred Sales Charge
  (Load) (as a percentage of
  original purchase price or
   redemption proceeds,
  whichever is less)(2)<F33>          None    5.00%      1.00%
Redemption Fees ($12.00 charge
  for each wire redemption)           None     None       None
Exchange Fee                          None     None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED         CLASS A  CLASS B    Class C
FROM FUND ASSETS)                    SHARES   SHARES     SHARES
                                    -------  -------    -------
Management Fees                      0.55%    0.55%      0.55%
Distribution and Service
  (12b-1) Fees                       0.25%    1.00%      1.00%
Other Expenses (custodian,
  transfer agent, and
  administrative services
  fees, etc.)                        3.45%    3.45%      3.45%
                                    -------  -------    -------
Annual Fund Operating Expenses       4.25%    5.00%      5.00%
                                    -------  -------    -------
                                    -------  -------    -------
Less Expense Reimbursement(3)<F34>   3.10%    3.10%      3.10%
                                    -------  -------    -------
Net Annual Fund Operating Expenses   1.15%    1.90%      1.90%
                                    -------  -------    -------
                                    -------  -------    -------
----------
(1)<F32>  You may qualify for a lower front-end sales charge on your purchases
of Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F33> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F34> The Advisor contractually has committed to waive fees and/or reimburse expenses from March 1, 2002 through February 28, 2003, so that annual operating expenses for the Fund will not exceed 1.15% of average annual net assets for Class A shares and 1.90% for Class B and Class C shares.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------    ------   -------   -------
IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                   $636      $871     $1,125    $1,849
Class B shares                   $693      $897     $1,126    $2,030*<F35>
Class C shares                   $293      $597     $1,026    $2,222
IF YOU DO NOT SELL
YOUR SHARES:
Class B shares                   $193      $597     $1,026    $2,030*<F35>
Class C shares                   $193      $597     $1,026    $2,222
---------

*<F35> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGED GROWTH FUND

INVESTMENT OBJECTIVE. The Managed Growth Fund's seeks long-term capital appreciation. The Fund pursues its goal by investing in publicly traded common stocks that the Advisor believes demonstrate strong growth characteristics.

INVESTMENT STRATEGY AND PROGRAM. The Advisor selects stocks for the Fund based on the Advisor's assessment of their growth characteristics. The Fund's investment focus is on U.S. companies whose market values are within the market capitalization range of approximately $500 million to $20 billion, although the Fund may invest in companies outside this range. The Advisor believes that these middle market capitalization (mid-cap) stocks provide better long-term returns than large company stocks and, at the same time, offer lower risk than small company stocks.

 In selecting growth stocks for the Fund, the Advisor emphasizes a "bottom-up" fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of its financial statements and public disclosures). The Advisor's "bottom-up" approach is supplemented by "top down" considerations (i.e., reviewing general economic conditions in analyzing their effect on various industries). The Advisor also screens out high risk ideas such as securities that are not traded on U.S. exchanges, turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings. The Advisor then focuses on companies that it believes are outperforming or growing faster than others in their industry, and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The Advisor also seeks industry diversification in its investment approach, and invests in companies that have leading positions in industries that offer growth potential.

 The Advisor buys stocks for the Fund with the intent of holding them for the long term. It does not generally engage in market-timing or short-term trading strategies. However, the Advisor generally will sell some or all of a company's stock if: (a) the Advisor perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the Advisor's proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund's total assets or (d) more than 25% of the Fund's total assets are invested in a single industry.

INVESTMENT RISKS

MARKET AND OBJECTIVE RISK. The Fund is subject to market risk. Also, because the Advisor selects stocks for the Fund according to defined objectives and strategies (which will focus on mid-cap stocks), the common stocks held by the Fund at any given time likely will not represent the stock market generally. Mid-cap stocks involve greater risk and price volatility than large company stocks, especially at the lower end of the Advisor's capitalization range (i.e., under $1.0 billion). As a result, the value of the Fund's investments may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

STOCK SELECTION RISK. The Advisor's strategy for selecting common stocks for purchase depends on the ability of the Advisor to select stocks that demonstrate growth (and thus capital appreciation) over time. The Fund is subject to the risk that the Advisor's stock selections may not achieve the desired capital appreciation, or may even decline in value.

CHANGE IN INVESTMENT OBJECTIVE. North Track's Board of Directors may change the Fund's investment objective in the future without shareholder approval, although the Board presently has no plans to do so.

PERFORMANCE INFORMATION. The bar chart and the table below provide you with information regarding the Fund's performance. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total return on the Fund's Class A shares for the past three calendar years. Front-end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the years presented. If the Advisor had not taken those actions, the total returns for the relevant years would have been lower.

 Average Annual Total Return
 1999     12.90%
 2000     12.75%
 2001     -5.18%

HIGHEST QUARTERLY RETURN:     LOWEST QUARTERLY RETURN:
18.68%, 4th Quarter 2001      -16.09%, 3rd Quarter 2001

 The following table compares the average annual total returns on Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001)                                  SINCE INCEPTION
                                         ONE YEAR       (1/1/99)
                                         --------    --------------

CLASS A:
Return Before Taxes                      -10.16%         4.59%
Return After Taxes on Distributions      -10.16%         4.59%
Return After Taxes on Distributions
  and Sale                                -6.19%         3.69%
Russell Midcap Index (reflects no
  Deduction for fees, expenses or
  taxes)* <F36>                           -5.62%         6.50%
S&P MidCap 400 Index (reflects
   no deduction for fees, expenses
  or taxes)** <F37>                       -0.60%         10.24%

                                                    SINCE INCEPTION
                                         ONE YEAR       (1/1/99)
                                         --------    --------------
CLASS B:
Return Before Taxes                      -10.59%         4.57%
Russell Midcap Index (reflects
  no deduction for fees, expenses
  or taxes)* <F36>                             -5.62%         6.50%
S&P MidCap 400 Index (reflects no
  deduction
  for fees, expenses or taxes)**<F37>          -0.60%         10.24%

                                                    SINCE INCEPTION
                                         ONE YEAR       (5/8/00)
                                         --------    --------------
CLASS C:
Return Before Taxes                       -7.40%         -5.61
Russell Midcap Index (reflects
  no deduction
  for fees, expenses or taxes)* <F36>     -5.62%         -0.14%
S&P MidCap 400 Index (reflects no
  Deduction for fees, expenses or
  taxes)**<F37>                           -0.60%          4.42%
----------

*<F36> The Russell Midcap Index is an unmanaged index that represents the average performance of the 800 smallest companies in the Russell 1000 Index. Commencing November 1, 2001, the Russell Midcap Index became the primary benchmark index for the Fund because this Index, being a broader index than the S&P MidCap 400 Index, is more appropriate for comparison purposes given the broad range of capitalization size for the companies being held by the Fund.

**<F37> The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. The companies comprising this Index have market capitalizations of ranging from $1 billion to $5 billion, but can be outside this range. Until November 1, 2001, the S&P MidCap 400 Index was the primary benchmark index for the Fund.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                           CLASS A  CLASS B    CLASS C
INVESTMENT)                          SHARES   SHARES     SHARES
                                    -------  -------    -------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering
  price)(1)<F38>                     5.25%     None       None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                           None     None       None
Contingent Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price
  or redemption proceeds, whichever
  is less)(2)<F39>                    None    5.00%      1.00%
Redemption Fees ($12.00 charge for
  each wire redemption)               None     None       None
Exchange Fee                          None     None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED         CLASS A  CLASS B    CLASS C
FROM FUND ASSETS)                    SHARES   SHARES     SHARES
                                    -------  -------    -------
Management Fees                      0.75%    0.75%      0.75%
Distribution and Service
  (12b-1) Fees                       0.25%    1.00%      1.00%
Other Expenses(3)<F40>               0.77%    0.77%      0.77%
                                    -------  -------    -------
Annual Fund Operating
  Expenses(3)<F40)                   1.77%    2.52%      2.52%
                                    -------  -------    -------
                                    -------  -------    -------
----------
(1)<F38> You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2)<F39> For Class B shares, the contingent deferred sales charge is reduced for each year that you own the shares, and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F40> For the Fund's fiscal year ended October 31, 2001, the Advisor voluntarily reimbursed operating expenses amounting to 0.19% of the Fund's average net assets for Class A shares, 0.19% for Class B shares and 0.19% for Class C Shares. Giving effect to this reimbursement, "Other Expenses" and "Annual Fund Operating Expenses" were 0.58% and 1.58%, respectively, for Class A shares, 0.58% and 2.33%, respectively, for Class B shares, and 0.58% and 2.33%, respectively, for Class C shares.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------    ------   -------   -------
IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                   $695     $1,053    $1,434    $2,499
Class B shares                   $755     $1,085    $1,440    $2,680*<F41>
Class C shares                   $355      $785     $1,340    $2,856
IF YOU DO NOT SELL
YOUR SHARES:
Class B shares                   $255      $785     $1,340    $2,680*<F41>
Class C shares                   $255      $785     $1,340    $2,856
----------
*<F41> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

TAX-EXEMPT FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds.

INVESTMENT STRATEGY AND PROGRAM. Under normal market Under normal market conditions, the Fund invests at least 90% of its total assets in municipal securities the income on which is exempt from federal income tax. This investment policy is fundamental, which means it cannot be changed unless a majority of the Fund's shareholders vote to do so. The Fund may purchase municipal securities of any maturity, and is not required to maintain its portfolio within any range of average maturities or durations. The Fund will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings. Generally, the Fund will invest at least 65% of its assets in bonds rated in one of the top two rating categories. For a description of such ratings, see the Statement of Additional Information.

INVESTMENT RISKS.

In addition to interest rate risk and credit risk, this Fund is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect the net asset value of the Fund and may reduce the benefit of tax-exempt interest to you.

PERFORMANCE INFORMATION:   The bar chart and table below provide you with
information regarding the Fund's performance. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

 Average Annual Total Return
 1992      8.62%
 1993     14.33%
 1994     -6.42%
 1995     18.05%
 1996      3.76%
 1997      9.40%
 1998      4.26%
 1999     -7.93%
 2000     13.48%
 2001      2.92%

HIGHEST QUARTERLY RETURN:     LOWEST QUARTERLY RETURN:
7.87%, 1st Quarter 1995       -6.17%, 1st Quarter 1994

 The following table compares the average annual total returns on shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001)                  ONE YEAR    FIVE YEARS      TEN YEARS
                                    --------    ----------      ---------
Return Before Taxes                  -0.68%        3.43%          5.35%
Return After Taxes on Distributions  -0.68%        3.00%          5.14%
Return After Taxes on Distributions
  and Sale of Fund Shares             1.04%        3.33%          5.14%
Lehman 20-Year Municipal Bond Index
   (reflects no deduction for fees,
  expenses or taxes)*<F42>            4.87%        6.43%          6.92%
----------
*<F42>      The Lehman 20-Year Municipal Bond Index is a broad based index containing over 4,000 issues with maturities ranging from two to 30 years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR INVESTMENT)                     CLASS A SHARES
                                         ---------------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering
  price)(1)<F43>                                  3.50%
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                         None
Contingent Deferred Sales Charge (Load)           None
Redemption Fees ($12.00 for each wire
  redemption)                                     None
Exchange Fee                                      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)                         CLASS A SHARES
                                         ---------------
Management Fees                               0.60%
Distribution and Service (12b-1) Fees         0.25%
Other Expenses                                0.39%
                                              ------
Annual Fund Operating Expenses                1.24%
                                              ------
                                              ------
----------
(1)<F43> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR      AFTER 3 YEARS      AFTER 5 YEARS      AFTER 10 YEARS
------------      --------------     -------------      --------------
    $472               $730             $1,007              $1,797

 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

GOVERNMENT FUND

INVESTMENT OBJECTIVE. The Government Fund seeks to obtain the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Fund will have at least 80% of its total assets invested in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and have varying coupon rates. Although the Fund is not limited as to the average maturity of its investments, the Advisor intends to maintain the Fund's dollar-weighted average maturity within a range of five to ten years. Historically, bonds within this maturity range have captured at least 80% of the yield on long term U.S. treasury bonds, but these intermediate maturity bonds typically experience less price volatility. The portfolio manager therefore believes bonds within this range are most consistent with the Fund's investment objective of preservation of principal. If market conditions were to cause a shift in the relative yield performance and price volatility of intermediate bonds as compared to longer term bonds, the portfolio manager likely would respond by shortening or lengthening his maturity strategy, as appropriate.

INVESTMENT RISKS.

The Fund is subject to interest rate risk. Because the Fund's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Fund.

PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's performance. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns on the Fund's Class A shares for the past 10 calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

 Average Annual Total Return
 1992      6.80%
 1993     10.31%
 1994     -5.41%
 1995     16.34%
 1996      2.27%
 1997      8.10%
 1998      9.09%
 1999     -2.63%
 2000     10.71%
 2001      6.16%

HIGHEST QUARTERLY RETURN:     LOWEST QUARTERLY RETURN:
6.28%, 3rd Quarter 1998       -3.73%, 1st Quarter 1994

 The following table compares the average annual total returns on Class A and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class C shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001)                  ONE YEAR    FIVE YEARS      TEN YEARS
                                    --------    ----------      ---------
CLASS A:
Return Before Taxes                  2.44%         5.43%          5.61%
Return After Taxes on
  Distributions                      0.93%         3.10%          3.14%
Return After Taxes on
  Distributions and
  Sale of Fund Shares                1.47%         3.15%          3.24%
Lehman Intermediate Treasury
  Index (reflects
  no deduction for fees,
  expenses or taxes)*<F44>           8.16%         6.96%          6.92%

                                                    SINCE INCEPTION
                                    ONE YEAR            (5/8/00)
                                   ---------        ---------------
CLASS C:
Return Before Taxes                  3.36%               8.46%
Lehman Intermediate Treasury
  Index (reflects
  no deduction for fees,
  expenses or taxes)*<F44>           8.16%              9.98%**<F45>
----------

*<F44>      The Lehman Intermediate Treasury Index represents a total return of
U.S. Treasury securities with an average maturity of approximately 3.8 years. The average duration of the underlying Index is approximately 3.2 years.

**<F45>   From April 30, 2000.

FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class C shares of the Fund.

SHAREHOLDER FEES EXPENSES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                      CLASS A SHARES      CLASS C SHARES
                                      --------------      --------------
Maximum Sales Charge (Load)
  Imposed on Purchases
   (as a percentage of
  offering price(1)<F46>                  3.50%                None
Maximum Sales Charge (Load)
  Imposed on  Reinvested Dividends         None                None
Contingent Deferred Sales Charge
  (Load) (as a percentage of original
  purchase price or redemption proceeds,
  whichever is less(2)<F47>                None               1.00%
Redemption Fees ($12.00 for each
  wire redemption)                         None                None
Exchange Fee                               None                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)                     CLASS A Shares      CLASS C SHARES
                                      --------------      --------------
Management Fees                           0.60%               0.60%
Distribution and Service (12b-1) Fees     0.25%               1.00%
Other Expenses                            0.53%               0.51%
                                          -----               ------
Annual Fund Operating Expenses            1.38%               2.11%
                                          -----               ------
                                          -----               ------
----------
(1)<F46> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services"

(2)<F47> The contingent deferred sales charge on Class C shares is eliminated after you have held your shares for 18 months. See "Purchasing Shares."

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

    o     You invest $10,000 for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------    ------   -------   -------
IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                   $486      $772     $1,079    $1,949
Class C shares                   $314      $661     $1,134    $2,441
IF YOU DO NOT SELL YOUR
SHARES:
Class C shares                   $214      $661     $1,134    $2,441

 Because of the higher expense structure associated with Class C shares as compared to Class A shares, you ordinarily would not purchase Class C shares directly. Class C shares for this Fund are designed for use by investors who own Class C shares in another North Track mutual fund and who wish to exchange into the Government Fund as a temporary defensive strategy during periods of market uncertainties. See "Purchasing Shares - Three Classes of Shares."
 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

ADDITIONAL INVESTMENT PRACTICES AND RISKS

STOCK INDEXING. Index funds, such as the PSE Tech 100 Index Fund, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the PSE Technology Index were made up of the assets of a specific company, the PSE Tech 100 Index Fund would invest 5% of its assets in that company.

 The S&P 100 Plus Fund chooses the stocks in which it invests based on the S&P 100 Index, which is maintained by the Chicago Board Options Exchange. The S&P 100 Index consists of 100 stocks for which options trade on U.S. stock exchanges. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds choose the stocks in which they invest based on the relevant 100 Index maintained by Dow Jones. These Indexes are subsets of the stocks included in Dow Jones' broader U.S. market sector indices, and are designed to be representative of the broader indices. Subject to their overweighting/underweighting and cash equitization strategies, the S&P 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds are relatively "passively managed".

 Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Fund, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

 The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, investors pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge for Class B shares at the time of redemption (if redeemed less than six years after the date of purchase), and for Class C shares if redeemed less than 18 months after the date of purchase. These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

 Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

 Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

 For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds compare their gross returns (returns before deducting the Funds' operating expenses) to their respective benchmark indices.

 ENHANCEMENT STRATEGIES. The S&P 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds engage in overweighting/underweighting strategies which, if successfully implemented, may enhance the total return of a Fund as compared to the 100 indices they seek to track, and partially offset some of the fees that otherwise reduce their relative performance. However, the Advisor's judgment on which stocks to overweight and underweight could prove incorrect, thereby causing greater discrepancies between a Fund's performance and its relevant index.

 S&P 100 INDEX. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General Electric Company, Microsoft Corporation, Wal-Mart Stores, Exxon-Mobil Corporation, and Citigroup, Inc. are five of the largest components of the Index.

 The performance of the S&P 100 Index historically has tracked closely the performance of the S&P 500 Index over the long term. The S&P 500 Index is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices over shorter periods, and between the S&P 500 Index and the broad market for large capitalization common stocks. In this regard, over the past five calendar years, the S&P 100 Index's cumulative total return was 73.38%, as compared to the S&P 500 Index's total return of 66.24%. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Fund's performance will parallel that of either of these indices or the stock market generally.

 The S&P 100 Plus Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Fund, or any member of the public regarding the advisability of investing in index funds generally, or in this Fund in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Fund. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of The McGraw-Hill Companies, Inc.

 PSE TECHNOLOGY INDEX. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 13 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing.Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index.

 The PSE Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PCXSM, Pacific ExchangeSM, PSE/PCX Technology IndexSM, PSE/PCX Tech 100SM and PSE/PCX Tech 100SM are service marks of the Pacific Exchange Incorporated).

 DOW JONES U.S. HEALTHCARE SECTOR INDEX. The Dow Jones U.S. Healthcare Sector Index is composed of the stocks from the healthcare market sector of the Dow Jones U.S. Total Market Index. Dow Jones has designed the index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. Makers of medical products are broken into two sub-groups, namely manufacturers of medical supplies used by both healthcare providers and the general public, and manufacturers of advanced medical equipment used primarily by healthcare providers. Healthcare providers include operators of hospitals, nursing and convalescent homes, long-term care facilities and in-home health services. Biotechnology firms include companies engaged in genetic research and/or the marketing and development of recombinant DNA products. Pharmaceutical companies make prescription and over-the-counter drugs.

 At the end of January 2002, the Dow Jones U.S. Healthcare Sector Index consisted of 187 stocks, representing approximately 14% of the investable equity capital of the U.S. stock market generally. The total market capitalization of the companies included in the Index was approximately $1.7 trillion. The Index covers 100% of the large and mid-cap companies in these industry groups, and 50% of the small cap companies. A smaller percentage of the small cap companies is included to avoid adding very small, thinly traded stocks, and thereby reduce the risk of illiquidity.

 DOW JONES U.S. FINANCIAL SECTOR INDEX. The Dow Jones U.S. Financial Sector Index consists of the stocks included in the Dow Jones U.S. Total Market Index which are in the financial services market sector. The component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The banking group includes all regional and major U.S. banks. Insurance companies are those involved in any facet of the insurance industry, including full-line insurance, life insurance and property and casualty providers. The real estate group includes those companies that invest directly or indirectly in real estate, either through development, management or outright ownership. Savings associations, securities brokerage firms and diversified financial firms are all included in the specialty finance group.

 At the end of January 2002, the Index consisted of 287 stocks. Its three largest stocks were Citigroup, Inc., American International Group, Inc. and Bank of America Corporation (which comprised 11.4%, 9.0% and 4.6%, respectively, of the total market capitalizations of the stocks included in this Index).

 CONSTRUCTION OF SECTOR INDEXES AND 100 INDEXES. Dow Jones reviews the broad based sector Indices annually in January based on closing prices of the stocks at the end of December. After the broad sector Indices are adjusted, Dow Jones will review each of the 100 Indices. To do this, Dow Jones first selects all of the stocks from the appropriate U.S. market sector that are included in the Dow Jones U.S. Total Market Index, and ranks them in order of highest to lowest market capitalization (based on the public float). The 80 largest market capitalization stocks automatically are included in the relevant 100 Index. Dow Jones then completes to composition of the relevant 100 Index by retaining stocks with market capitalizations below the top 80 but within the top 120 that were in the 100 Index during the prior year, until the total number of stocks in the 100 Index reaches 100. If a new component stock is needed to reach 100 total stocks, Dow Jones selects the stock with the highest market capitalization from the group of stocks with market capitalizations below the top 80 but within the top 120.

 Because Dow Jones composes the 100 Index specifically for the purpose of enabling mutual funds to construct portfolios designed to track these 100 Indices, Dow Jones manages the composition of each of the 100 Indices so that they comply with the issuer diversification requirements that mutual funds must meet in order to be taxed as regulated investment companies under the Internal Revenue Code of 1986. As a result, Dow Jones maintains the 100 Indices to meet the following requirements:

 o No single stock in a 100 Index may have a market capitalization which exceeds 10% of the total market capitalization of the relevant 100 Index;

 o Stocks with market capitalization that make up 4% or more of the total market capitalization of the relevant 100 Index may not in the aggregate comprise more than 40% of the total market capitalization of the 100 Index.

 Dow Jones reviews and rebalances each 100 Index monthly, on the third Friday of each month, to assure compliance with these requirements.

 The 100 Indices are new and have no operating history. There is a risk that the performance of the 100 Indices may deviate significantly from the performance of their corresponding broader U.S. market sector Indices over short or even extended periods of time.

LICENSE AGREEMENT WITH DOW JONES. North Track, on behalf of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, has entered into a license agreement with Dow Jones pursuant to which the Funds are authorized to use trademarks and certain other proprietary rights of Dow Jones associated with the 100 Indices and the broader market sector indices. These license rights permit these Funds to use the 100 Indices as models for the construction of their investment portfolios and to benchmark their returns against the returns of the 100 Indices. The license agreement authorizes the Funds to use Dow Jones' trademarks and other proprietary rights in their disclosure documents, advertising materials, sales materials, sales literature and similar communications. The license agreement has an initial term of five years. In addition, the license agreement establishes protocols pursuant to which Dow Jones will communicate changes in the 100 Indices and in the broader market sector indices to management of the Advisor on a prompt basis, so that the Advisor can determine if and when to make conforming changes in the composition of the investment portfolios of the Funds. Each Fund will pay Dow Jones an initial set up fee and an annual license fee as consideration for the license rights and related services it receives under the license agreement.
DOW JONES DISCLAIMER. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of these Funds or any member of the public regarding the advisability of investing in securities generally or in the Dow Jones U.S. Health Care 100 Plus or Dow Jones U.S. Financial 100 Plus Funds particularly. Dow Jones' only relationship to North Track is the licensing of certain trademarks, trade names and service marks of Dow Jones, of the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Financial Sector Index, the Healthcare 100 Index and the Financial 100 Index, which indices are determined, composed and calculated by Dow Jones without regard to North Track or any of the Funds. Dow Jones has no obligation to take the needs of North Track or shareholders of any Fund into consideration in determining, composing or calculating any of these Indices. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

 DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY NORTH TRACK, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY OF THESE FOUR INDICES OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY ARRANGEMENTS BETWEEN DOW JONES AND NORTH TRACK.

INDUSTRY CONCENTRATIONS. A significant portion of the investments of the PSE Tech Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds' investments will consist of issues within the industry groups of their respective sector indices. For example, much of the PSE Tech 100 Index Fund's investments will consist of technology-based issues, which exposes the Fund to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Fund intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Fund during such periods to risks associated with industry concentration.

 Similarly, over 49% of the total market capitalization of stocks in the Healthcare 100 Index consisted of stocks of companies in the pharmaceutical industry as of the date of this Prospectus, and stocks of companies in the banking and diversified financial industries made up slightly more than 35% and 27%, respectively, of the total market capitalization of the Financial 100 Index. However, the two Dow Jones Funds are subject to underweighting/overweighting strategies the Funds will structure their investment portfolios to replicate the composition of the respective 100 Indices. Therefore, these two Funds, at times, will have a relatively high percentage of their assets (in excess of 25%) invested in stocks of companies within a single industry. The Dow Jones Funds' underweighting/ overweighting strategies could cause their industry concentrations to be less than or exceed the industry weightings within the respective 100 Indices, but the Advisor will maintain the industry concentrations in the Funds' portfolios within a range of 5% above or below the relevant 100 Index's weighting in that industry. See "Industry Concentration Factors" in the Statement of Additional Information.

INVESTMENTS IN SMALL TO MEDIUM SIZED COMPANIES. The investment program and strategies of the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Funds and the Managed Growth Fund may cause those Funds to invest a greater portion of their assets in small to medium sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small and medium sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the PSE Tech 100 Index and Managed Growth Funds may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

OPTIONS AND FUTURES. The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The S&P 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may also use options on individual stocks to enhance their returns.

INDEX FUTURES AND OPTIONS. The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may write
(sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Fund will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Fund or the Advisor reaches exchange position limits. The PSE Tech 100 Index Fund plans to use options and futures on the PSE Technology Index, the S&P 500 Index and/or the Nasdaq Composite Index. The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds will generally use futures contracts on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, or if the Fund or the Advisor reaches exchange position limits. Additionally, if exchange-traded options and futures become available on the index the Dow Jones U.S. Health Care 100 Plus Fund or the Dow Jones U.S. Financial 100 Plus Fund seeks to trade, that Fund may use those instruments for these purposes. These Funds may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

 Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

 An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

STOCK OPTIONS. The S&P 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may write (sell) and purchase covered call options and put options on individual stocks to enhance their returns. The Funds' use of options is in furtherance of their overweighting/underweighting strategies. The S&P 100 Plus Fund will generally use options on stocks that are on the S&P 100 Index, the Dow Jones U.S. Health Care 100 Plus Fund will generally use of options on stocks that are on the Healthcare 100 Index, and the Dow Jones U.S. Financial 100 Plus Fund will generally use options on stocks that are on the Financial 100 Index. The Funds will write call options and purchase put options on stocks that the Advisor believes will decline in value or underperform their respective indices, and will purchase call options and write put options on stocks that the Advisor believes will increase in value or outperform their respective indices. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying stock at a stated price if the option is exercised before the expiration date. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying stock at a stated price if the option is exercised before the expiration date.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES. Losses involving index futures contracts and index and stock options can sometimes be substantial, in part because a relatively small price movement in an index or stock option or an index futures contract may result in an immediate and substantial loss or gain for a Fund. The Funds will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Fund's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

 Additional risks associated with the intended use by the S&P 100 Plus, PSE
Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds of index futures contracts and index and stock options include the following:

 (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index or individual stock that the instrument is designed to simulate;

 (2) An imperfect correlation between the price movement in the index underlying the futures contract or in the index or stock underlying the option agreement and the price movement in the index or stock which the relevant Fund seeks to match; and

 (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

 A Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. A Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. In lieu of, or in addition to, utilizing options and future strategies for the purposes described above, each of the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund may instead invest in shares of an exchange-traded fund that is based on the index that the Fund attempts to track, if and when such an exchange-traded fund becomes publicly available. Exchange-traded funds are similar to traditional mutual funds, except that their shares trade throughout the trading day in the secondary brokerage market, much like stocks of public companies. Exchange-traded funds generally have an objective to track the performance of a particular index or market sector, and as such are relatively passively managed.

 If an exchange-traded fund with an investment objective to emulate a stock index becomes publicly available, its shares likely would be bought and sold at prices reflecting changes in the relevant index. However, exchange-traded funds, like other funds, incur transactional and operating expenses that affect their returns, and their share prices therefore do not precisely track the index they attempt to emulate. Moreover, because of market speculation, differences in tax treatment and other factors, shares of exchange-traded funds do not always trade at prices corresponding to the fund's net asset value. This could cause the price of shares of exchange-traded funds to deviate more or less relative to changes in the relevant index, as compared to shares of index mutual funds. In short, a Fund's investments in shares of an exchange-traded fund may be no more effective to help the Fund's performance track that of its index than are the Fund's futures and options strategies. Any Fund's investments in exchange-traded funds is subject to the restrictions limiting the Fund's investments in other funds. See "Investment Restrictions" in the Statement of Additional Information.

DEBT AND OTHER FIXED INCOME SECURITIES. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Fund, but will not affect the income received by the Fund from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Fund.

 Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                     PRINCIPAL VALUE IF RATES:
                                     -------------------------
                              MATURITY     INCREASE 1%     DECREASE 1%
                              --------     ------------     ----------
Intermediate Bond             5 years          $959           $1,043
Long-Term Bond                20 YEARS         $901           $1,116

 The Advisor will manage the maturity of debt securities in the Tax-Exempt and Government Funds according to its assessment of the interest rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the Fund to cushion the effect of falling bond prices on the Fund's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity. Generally, the Advisor will implement a "laddered structure" in the investment portfolios. Under this structure, each Fund will hold bonds in most, if not all, of the various maturity ranges, but will maintain a dollar-weighted average maturity within a range deemed appropriate by the portfolio manager under then existing market conditions. This strategy softens price volatility that potentially might occur in a particular range of maturity.

MANAGEMENT

INVESTMENT ADVISOR

 B.C. Ziegler and Company ("Ziegler") is the primary investment advisor of each of the Funds. Ziegler also serves as distributor and accounting/pricing agent for each of the Funds. In addition to managing the Funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of January 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202.

 Ziegler provides each Fund with overall investment advisory and administrative services. The table below shows the fees that each of the Funds paid to Ziegler for investment advisory services for the fiscal year ended October 31, 2001.
The fees are expressed as a percentage of the relevant Fund's average net assets over that period.

                                                       FEES WAIVED FOR
                      FEES PAID FOR FISCAL YEAR       FISCAL YEAR ENDED
FUND                    ENDED OCTOBER 31, 2001        OCTOBER 31, 2001
----                  -------------------------       -----------------
S&P 100 Plus Fund               0.39%                       0.00%
PSE Tech 100 Index Fund         0.30%                       0.00%
Dow Jones U.S. Health
  Care 100 Plus Fund            0.55%                       0.55%
Dow Jones U.S. Financial
  100 Plus Fund                 0.55%                       0.55%
Managed Growth Fund             0.75%                       0.19%
Tax-Exempt Fund                 0.60%                       0.00%
Government Fund                 0.60%                       0.00%
SUB-ADVISOR

 Ziegler and North Track have retained Geneva Capital Management Ltd. ("Geneva") as the sub-advisor for the Managed Growth Fund. We sometimes refer to Ziegler and/or the sub-advisor together as the "Advisors" or individually as an or the "Advisor."

 In its capacity as sub-advisor to the Managed Growth Fund, Geneva is responsible for managing the Fund's assets (subject to Ziegler's oversight). Geneva makes investment decisions for the Fund and supervises the acquisition and disposition of the Fund's investments. For these services, Ziegler (and not the Managed Growth Fund) pays a sub-advisory fee to Geneva out of Ziegler's advisory fee.

 In addition to managing the Managed Growth Fund, Geneva manages numerous customer accounts as an investment advisor. On January 1, 2002, Geneva managed approximately $536 million in assets on a discretionary basis. Geneva's investment team focuses primarily on mid-cap growth stocks. Its portfolio managers average almost 20 years in the investment business. Geneva's address is 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

S&P 100 PLUS FUND.   Jay Ferrara is the portfolio manager of the S&P 100 Plus
Fund. Mr. Ferrara is Vice President and Director of Equity Management for Ziegler. He is a member of Ziegler's Equity Committee and has more than 17 years of experience in the mutual fund industry. Prior to joining Ziegler, Mr. Ferrara served as Controller of the California Investment Trust from 1993 to 1994. Prior to that, he was a Senior Fund Accountant for Wells Fargo Nikko Investment Advisors. Mr. Ferrara received a B.A. from Brown University and an M.B.A. from Marquette University.

PSE TECH 100 INDEX FUND. Jay Ferrara is the portfolio manager of the PSE Tech 100 Index Fund. His credentials are described above under the subheading "S&P 100 Plus Fund."

DOW JONES U.S. HEALTH CARE 100 PLUS FUND.   Jay Ferrara is the portfolio manager
of the Dow Jones U.S. Health Care 100 Plus Fund. His credentials are described above under the subheading "S&P 100 Plus Fund."

DOW JONES U.S. FINANCIAL 100 PLUS FUND. Jay Ferrara and Robert Ollech are co-portfolio managers of the Dow Jones U.S. Financial100 Plus Fund. Mr. Ferrara's credentials are described above under the subheading "S&P 100 Plus Fund." Mr. Ollech joined Ziegler in 1998 and is a Vice President and Portfolio Manager. He is a member of Ziegler's Equity Committee and has 18 years of experience in the banking and financial services industry. From 1996 to 1998, Mr. Ollech was a senior vice president and senior analyst with Principal Financial Securities, Inc., where he was responsible for research coverage of a broad universe of banks and financial services companies. From 1994 to 1996, he was the Director of Research for Howe Barnes Investments, Inc. From 1983 to 1994, he was a bank examiner for the Federal Reserve Bank of Chicago.

MANAGED GROWTH FUND. An investment team consisting of William A. Priebe, Amy S. Croen and John J. O'Hare II, all of whom are officers of Geneva and Chartered Financial Analysts (CFAs), is responsible for the day-to-day management of the Managed Growth Fund's investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without prior team approval.

 Mr. Priebe, Co-President, has been a Principal of Geneva since 1987 after having managed assets for First Wisconsin Trust Company. Mr. Priebe received an M.B.A. from the University of Chicago in 1977, an M.A. in Finance from Northern Illinois University in 1968 and a B.A. from Northern Illinois University in 1965. Ms. Croen, Co-President, has been a Principal of Geneva since 1987, after serving as a securities analyst for First Wisconsin Trust Co. for six years.
Ms. Croen received an M.B.A. from Columbia University in 1979 and a B.A. from Princeton University in 1975. Mr. O'Hare, Executive Vice President, has been with Geneva since 1997. From 1992 to 1997, he was a senior analyst at The Nicholas Funds. Before then he was a securities analyst for Barrington Research and Kemper Securities. Mr. O'Hare received a B.A. from the University of Wisconsin-Whitewater in 1981.

GOVERNMENT FUND. Craig S. Vanucci and Robert G. Leuty are co-portfolio managers of the Government Fund. Mr. Vanucci, a Chartered Financial Analyst, is Vice President of Ziegler, having joined the firm in 1994, and has over 19 years of experience managing personal trusts, employee benefit and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler's Fixed Income Committee. Prior to joining Ziegler, Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in Finance from Bowling Green State University and a Masters of Business from the University of Toledo.

 Mr. Leuty, a Chartered Financial Analyst and Vice President of Ziegler, joined the firm in 2000 and has over 11 years of experience in the investment industry. He presently serves as a fixed income portfolio manager, managing institutional fixed income portfolios for health care, senior living and corporate accounts. He is a member of Ziegler's Fixed Income Committee. Prior to joining Ziegler, Mr. Leuty spent 10 years with a major national bank holding company and served as a portfolio manager in its Investment Management Division managing over $8.0 billion in various money market mutual funds. Mr. Leuty received a B.B.A. in Accounting from the University of Wisconsin-Madison and a Masters of Business from the University of St. Thomas.

TAX-EXEMPT FUND. Craig S. Vanucci is the portfolio manager of the Tax-Exempt Fund. Mr. Vanucci's credentials are described above under the subheading - "Government Fund".

PURCHASING SHARES

GENERAL INFORMATION

 You may buy shares of any of the Funds through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

 North Track discontinued issuing certificates for shares of the Funds, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). North Track issues certificates for purchases of the Government Fund Class A shares by financial institutions for purposes of pledging those shares to other financial institutions.

THREE CLASSES OF SHARES

 This prospectus describes three classes of shares: Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Not all classes are available in all Funds. Your investment representative can help you choose the class most appropriate for you.

 One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

 If you are considering a direct investment in shares of the Government Fund, you should purchase Class A shares rather than Class C shares, especially if you are considering a long term investment. This is true because the overall expense structure of the Class C shares for the Government Fund is considerably greater than the overall expense structure for its Class A shares, which has a relatively modest front-end sales charge of 3.50%. We have designed and made Class C shares of the Government Fund available for purchase primarily by investors who hold Class C shares of another North Track Fund and who wish to exchange into the Government Fund as a temporary defensive strategy during times of market turmoil or uncertainty. Class C shares of the Government Fund are not intended for persons who wish to purchase and hold shares directly in the Government Fund.

 The following table shows which Classes of shares are available for which Funds, and highlights some of the differences between the three Classes.

CLASS A SHARES                CLASS B SHARES               CLASS C SHARES
--------------                --------------               --------------
Available for                 Available for all            Available for all
all Funds                     Funds, except                the Tax-Exempt Fund
                              Funds except the
                              Tax-Exempt and
                              Government Funds

Maximum front-end             No front-end                 No front-end sales
charge                        sales charge
sales charge:
5.25% for the S&P 100
Plus, PSE Tech 100 Index,
Managed Growth, Dow
Jones U.S. Health Care
100 Plus and Dow Jones
U.S. Financial 100 Plus
Funds

  3.50% for the Tax-Exempt
  and Government Funds

No contingent deferred        Maximum 5.00%                1.00% contingent
sales charge                  contingent deferred sales     deferred sales
                              charge (reducing each         charge (which is
                              year you own your shares,    eliminated after you
                              and going to zero after      own your shares
                              six years)                   for 18 months)


Lower annual expenses,        Higher annual expenses,      Higher annual
including the 12b-1 fee       including the 12b-1 fee      expenses,
fee (0.25%), than Class B or  (1.00%), than Class A        including the 12b-1
Class C shares                shares                       (1.00%), than Class
                                                           A shares


                              Automatic conversion to      No conversion to
                              Class A shares after eight   Class A
                              years, reducing future       shares, meaning that
                              annual expenses              higher annual
                                                           expenses continue
                                                           for as long as
                                                           you hold your Class
                                                           C shares


 In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. However, Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

MINIMUM PURCHASE AMOUNTS

 The Funds have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control each Fund's operating expenses. Each Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Funds for various types of investors.

                                    MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                   INVESTMENT AMOUNT INVESTMENT AMOUNT(1)<F48>
----------------                  ------------------   ---------------------
All investors, except special
  investors listed below                $1,000                  $50
IRAs, Keogh plans, self-directed
  retirement accounts and custodial
  accounts under the Uniform
  Gifts/ Transfers to Minors Act
  (see "Shareholder Services")           $500                   $25
Purchases through Systematic
  Purchase Plans (see "Shareholder
  Services - Systematic Purchase Plan")  $100               $100(2)<F49>
----------
(1)<F48> There is no minimum additional investment requirement for purchases of shares of any of the Funds if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F49> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

 FRONT-END SALES CHARGE. You may purchase Class A shares of each Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price for the S&P 100 Plus, PSE 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, and 3.50% of the public offering price for the Tax-Exempt and Government Funds. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

 The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of each of the Funds. None of the Funds will issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

                                                 PUBLIC           NET
                                                OFFERING        AMOUNT
SIZE OF INVESTMENT                                PRICE        INVESTED
------------------                              ---------      ---------
S&P 100 PLUS, PSE TECH 100 INDEX, DOW JONES
U.S. HEALTH CARE 100 PLUS, DOW JONES U.S.
FINANCIAL 100 PLUS AND MANAGED GROWTH FUNDS:
Less than $25,000                                 5.25%            5.54%
$25,000 but less than $50,000                     5.00%            5.26%
$50,000 but less than $100,000                    4.75%            4.98%
$100,000 but less than $250,000                   3.75%            3.40%
$250,000 but less than $500,000                   3.00%            3.09%
$500,000 but less than $1,000,000                 2.00%            2.04%
$1,000,000 or more                                None             None
TAX-EXEMPT AND GOVERNMENT FUNDS:
Less than $25,000                                 3.50%            3.63%
$25,000 but less than $50,000                     3.00%            3.09%
$50,000 but less than $100,000                    2.50%            2.56%
$100,000 but less than $250,000                   2.00%            2.04%
$250,000 but less than $500,000                   1.50%            1.52%
$500,000 but less than $1,000,000                 1.00%            1.01%
$1,000,000 or more                                None             None

 REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes:

  o An individual, the individual's spouse and their children under the age of 21 purchasing shares for their own accounts
  o A trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account
  o A pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code
  o Tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code
  o Employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Investment Company Act
  o Any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

 Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Funds equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 3.75% in the S&P 100 Plus, PSE Tech 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds on that additional investment and 2.00% in the Government and Tax-Exempt Funds. You can aggregate your holdings of Class A and Class B shares in all Funds that have a sales charge to determine the break-point at which you may purchase in any Fund.

 A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Fund with respect to shares held in escrow.

 Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

 To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

 PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Funds at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases

 You may purchase Class A shares at net asset value if you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 24 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.75% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit Plans

 Any plan qualified under Section 401(k) of the Internal Revenue Code that has at least 50 participants or that uses the services of Emplanet, Inc. may purchase Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.
State and Municipal Governments and Charities

 Class A shares of the Funds also may be purchased at net asset value without a sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Persons Associated with North Track and Its Service Providers

 Class A shares may be purchased at net asset value by: Directors and officers of North Track (including shares purchased jointly with or individually by any such person's spouse and shares purchased by any such person's children or grandchildren under age 21); employees of Ziegler, Selected Dealers, and Geneva, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of the employees of any of the foregoing; and non-employee directors of The Ziegler Companies, Inc. Also, employees of the Pacific Exchange may purchase Class A shares of the PSE Tech 100 Index Fund at net asset value, and employees of Dow Jones may purchase Class A shares of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds at net asset value. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees.

Reinvestments of Distributions From North Track Mutual Funds and Other Investment Vehicles Sponsored by Ziegler

 Class A shares may be purchased without a sales charge upon the reinvestment of distributions from any North Track mutual fund, or investment of distributions from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through Certain Investment Programs

 You may purchase Class A shares without a sales charge through an asset allocation program, wrap fee program or similar program of services administered for you by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services. When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege

 If you redeem Class A or Class B shares, you may reinvest all or part of the redemption proceeds in Class A shares without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

Transfers from Unrelated Funds

 From June 1 through June 30, 2002, you may purchase Class A shares of any of the Funds at net asset value without a front-end sales charge if you pay for the shares with the proceeds from the redemption of shares of another mutual fund (that is not a part of North Track). You qualify for this net asset value purchase privilege whether or not you paid a sales charge on the shares you redeemed in the unrelated fund. However, you must have redeemed those unrelated fund shares no more than 90 days prior to your purchase of Class A shares of the relevant Fund. A North Track NAV Purchase Form must also be completed and submitted to North Track at the time of purchase in order to be eligible for this privilege. The Distributor may make a payment or payments out of its own funds to Selected Dealers who effect such exchanges in an amount not to exceed 0.50% of the amount you invest with respect to the Managed Growth, Tax-Exempt and Government Funds, and 0.25% of the amount you invest with respect to the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds. The Distributor may condition all or a part of such payment upon the amount you invest remaining invested with North Track for a minimum period of time.

PURCHASING CLASS B SHARES

 You may purchase Class B shares of any of the S&P 100 Plus, PSE Tech 100
Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

 CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

                                             CONTINGENT DEFERRED
HOLDING                                          SALES CHARGE
-------                                       ------------------
1 Year or less                                      5.00%
More than 1 Year, but less than 3 Years             4.00%
3 Years, but less than 4 Years                      3.00%
4 Years, but less than 5 Years                      2.00%
5 Years, but less than 6 Years                      1.00%
6 Years or More(1)<F50>                              None
----------
(1)<F50> Class B shares convert to Class A shares automatically after eight years.

 Selected Dealers who sell Class B shares of a Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

 You may purchase Class C shares of any of the S&P 100 Plus, PSE Tech 100
Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Government Funds at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in a Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

 If you are considering a direct investment in the Government Fund, you should purchase Class A shares, not Class C shares. For an explanation, see "Purchasing Shares - Three Classes of Shares."

DISTRIBUTION AND DISTRIBUTION EXPENSES

 In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because each Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 The Plan permits each Fund to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of each Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Funds. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

 Under the Plan, each Fund assesses a service fee of up to 0.25% of the Fund's average daily net assets for all three Classes of shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Funds that offer Class B and Class C shares assess a distribution fee of 0.75% of the portion of the Fund's average daily net assets represented by its those respective Classes. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.
 The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

METHODS FOR PURCHASING SHARES

 All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for 15 days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

 We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

 The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD         STEPS TO FOLLOW
-----          ----------------
BY MAIL        TO OPEN A NEW ACCOUNT
               1.Complete the Account Application included in this prospectus.
               2.Make your check or payable to: "North Track."
                 Note: The amount of your purchase must meet the applicable minimum initial investment account. See
                "Purchasing Shares - Minimum Purchase Amounts."
               3.Mail the completed Account Application and your check.
               TO ADD TO AN EXISTING ACCOUNT
               1.Complete the Additional Investment form included with your account statement. Alternatively, you may write a note indicating your account number.
               2.Make your check payable to "North Track."
               3.Mail the Additional Investment Form (or note) and your
                 check.

AUTOMATICALLY  TO OPEN A NEW ACCOUNT
               Not Applicable
               TO ADD TO AN EXISTING ACCOUNT
               Use one of North Track's Automatic Investment Programs.
               Sign up for these services when you open your account, or call 1-800-826-4600 for instructions on how to add them to your existing account.

               Systematic Purchase Plan.
               Make regular, systematic investments into your North Track account(s) from your bank checking account. See "Shareholder
                Services - Systematic Purchase Plan."
               Automatic Dividend Reinvestment.
               Unless you choose otherwise, all of your dividends and capital gain distributions automatically will be reinvested in additional Fund shares. You also may elect to have your dividends and capital gain distributions automatically invested in shares of another North Track mutual fund.

TELEPHONE      TO OPEN A NEW ACCOUNT BY EXCHANGE:
1-800-826-4600 By Exchange
               Call to establish a new account by exchanging funds from an existing North Track account. See "Redeeming and Exchanging
               Shares - Exchanging Shares."
               TO ADD TO AN EXISTING ACCOUNT BY EXCHANGE:
               By Exchange
               Add to an account by exchanging funds from another North Track account. See "Redeeming and Exchanging Shares - Exchanging
               Shares."

FINANCIAL SERVICES  TO OPEN A NEW ACCOUNT
FIRMS You may open an account and purchase shares in a Fund through a broker-dealer or other financial service firm that may charge a transaction fee.
               North Track may accept requests to purchase shares into a broker-dealer street name account only from the broker-dealer.
               TO ADD TO AN EXISTING ACCOUNT:
               You may purchase additional shares in a Fund through a broker-dealer or other financial services firm that may charge a transaction fee.
               North Track may accept requests to purchase additional shares into a broker-dealer street name account only from the broker-dealer.

REDEEMING SHARES

GENERAL INFORMATION

 You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

 The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD         STEPS TO FOLLOW
------         ---------------

BY TELEPHONE   You may use North Track's Telephone Redemption Privilege to
redeem shares valued at less than $50,000, unless you 1-800-826-4600 have notified the Transfer Agent of an address change within the preceding 30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL        To redeem shares by mail, send the following information to the
Transfer Agent:
    A written request for redemption signed by the registered
     owner(s) of the shares, exactly as the account is
                 registered, together with the shareholder's account number;
               o The certificates for the shares being redeemed, if any;
               o Any required signature guarantees (see "Other Information About
Redemptions" below); and
               o Any additional documents which might be required for
redemptions by corporations, executors, administrators,
                 trustees, guardians, or other similar entities.
The Transfer Agent will redeem shares when it has received all
necessary documents.  The Transfer Agent promptly            will notify you if
your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC   You can set up an automatic systematic withdrawal plan from any
WITHDRAWAL   of your North Track accounts.  To establish the
PLAN         systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services _
             Systematic Withdrawal Plan."

FINANCIAL    You also may redeem shares through broker-dealers, financial
SERVICES     advisory firms and other financial institutions, which
FIRMS        may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

 You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD         STEPS TO FOLLOW
-----          ----------------
BY MAIL        The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH         The Transfer Agent will normally process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE        The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change.
You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

 TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

 The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

 CLOSING SMALL ACCOUNTS. If, due to redemption, your account in a Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

 SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund(s).

 REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

 MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track. To discourage such activity, North Track reserves the right to restrict further purchases by the shareholder.

EXCHANGING SHARES

GENERAL INFORMATION

 Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund (including any of the Funds) for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. Additionally, you may exchange Class A, Class B or Class C shares of any North Track mutual fund (including any of the Funds) for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

 An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the
                 ----------
North Track mutual fund into which you are exchanging.  Accordingly, you must
                       -----------
comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

 EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Fund for Class A shares of the S&P 100 Plus Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between:
(a) the front-end sales charge you paid when you purchased your S&P 100 Plus Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a Fund only for shares of the same class of another Fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

 GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

 An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

 The following additional rules and requirements apply to all exchanges:

 o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.

o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

 o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

 o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

METHODS FOR EXCHANGING SHARES

 Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD         STEPS TO FOLLOW
-----          ---------------
BY MAIL        Mail your exchange order to North Track.
               PLEASE NOTE: North Track must receive your exchange order no later than 3:00 p.m. Eastern Time in order to effect an
               exchange on that business day.
Mail to:       North Track
               C/O PFPC Global Fund Services
               P.O. Box 60504
               King of Prussia, PA  19406

Overnight Mail to:  North Tack
                 C/O PFPC Global Fund Services
                 211 S. Gulph Road
                 King of Prussia, PA  19406

BY TELEPHONE   You receive telephone exchange privileges when you open your account. To decline the telephone exchange 1-800-826-4600 privilege, you must check the appropriate box on the Application Form when you open your account.

Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish for your account the North Track mutual fund into which you wish to exchange.

Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES You may exchange shares through your broker-dealer or other financial services firm, which may charge a transaction fee

FIRMS SHAREHOLDER SERVICES

North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

 SYSTEMATIC PURCHASE PLAN.  You may establish a Systematic Purchase Plan
("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

 SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

 REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

 We determine the net asset value per share of each Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value each Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the S&P 100 Plus, PSE Tech 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, 2:30 p.m. Eastern time for the Tax-Exempt Fund, and 3:00 p.m. Eastern time for the Government Fund.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

 The S&P 100 Plus, PSE Tech 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds declare and pay their dividends annually. The Government and Tax-Exempt Funds declare dividends daily and pay them monthly. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the relevant Fund.
 Capital gains distributions, if any, in all Funds will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

 Each Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on each Fund's distributions (other than exempt-interest dividends distributed by the Tax-Exempt Fund) when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

 With the exception of exempt-interest dividends distributed by the Tax-Exempt Fund, distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Fund holds its assets.

 That part of the Tax-Exempt Fund's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Fund on that state's securities. Therefore, the Tax-Exempt Fund will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

PRIVACY: A FUNDAMENTAL CONCERN

 At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

 YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

  o  Name and address
  o  Social Security or taxpayer identification number
  o  Beneficiary information
  o  Bank account information
  o  Investments at other institutions

 OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such services provider is the transfer agent for the Funds, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

 In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.
 If you have any questions regarding our privacy policy please feel free to call North Track Funds at 800-826-4600.

FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or such shorter period as the particular Fund has been in operation). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.

                                                                          S&P 100 PLUS FUND -- CLASS A
                                       -----------------------------------------------------------------
                                                    For the years ended                                For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $43.32       $41.49           $34.90          $27.04     $22.08     $19.53

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                             .06          .07              .10             .20        .26        .29
     Net realized and unrealized
       gains (losses) on investments                (11.91)        2.31             6.57            8.51       5.63       4.07
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                   (11.85)        2.38             6.67            8.71       5.89       4.36
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                --         (.06)            (.08)           (.20)      (.26)      (.29)
     Distributions from net realized
       capital gains on investments                   (.69)        (.49)              --            (.59)      (.65)     (1.52)
     Distributions in excess  of
       net realized capital gains                       --           --               --            (.06)      (.02)        --
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                              (.69)        (.55)            (.08)           (.85)      (.93)     (1.81)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $30.78       $43.32           $41.49          $34.90     $27.04     $22.08
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F52>                                (27.8)%         5.7%            19.1%++<F54>    32.3%      26.8%      22.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                           $170,879     $246,017         $214,358        $160,190   $105,738    $77,517
Ratio of net expenses to
  average net assets                                  1.1%         0.9%+            0.8%*           0.9%+      0.9%+      1.0%+
                                                                      <F53>            <F51>           <F53>      <F53>      <F53>
Ratio of net investment income
  to average net assets                               0.2%         0.2%+            0.3%*           0.6%+      1.0%+      1.4%+
                                                                      <F53>            <F51>           <F53>      <F53>      <F53>
Portfolio turnover rate                              20.7%         7.0%             4.9%++<F54>    10.2%      17.0%       8.0%

 *<F51>   Annualized.
**<F52> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F53> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.07% in 1998, 0.11% in 1997 and 0.01% in 1996. Without reimbursement the ratio of net expenses to average net assets would have been 1.0% in 2000, 1.0% in 1998, 1.0% in 1997, and 1.0% in 1996.
++<F54>   Not annualized.


                                                                                   S&P 100 PLUS FUND -- CLASS B
                                                                  --------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                   For the years ended                           July 27, 1998
                                                                      October 31,            For the ten         (commencement
                                                                  --------------------       months ended      of operations) to
                                                                    2001        2000       October 31, 1999    December 31, 1998
                                                                  --------    --------     ----------------    -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $42.90      $41.35           $34.91               $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                                    (.21)       (.18)            (.13)                 .01
     Net realized and unrealized
       gains (losses) on investments                               (11.77)       2.22             6.57                 2.43
                                                                   ------      ------           ------               ------
     TOTAL FROM INVESTMENT OPERATIONS                              (11.98)       2.04             6.44                 2.44
                                                                   ------      ------           ------               ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --          --               --                 (.01)
     Distributions from net realized
       capital gains on investments                                  (.61)       (.49)              --                 (.59)
     Distributions in excess  of
       net realized capital gains                                      --          --               --                 (.06)
                                                                   ------      ------           ------               ------
     TOTAL DISTRIBUTIONS                                             (.61)       (.49)              --                 (.66)
                                                                   ------      ------           ------               ------
NET ASSET VALUE, END OF PERIOD                                     $30.31      $42.90           $41.35               $34.91
                                                                   ------      ------           ------               ------
                                                                   ------      ------           ------               ------

TOTAL RETURN**<F56>                                               (28.3)%        4.9%            18.4%++<F58>          7.4%++<F24>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $55,255     $68,697          $37,160               $6,123
Ratio of net expenses to average net assets                          1.8%        1.6%+            1.5%*                1.3%*+
                                                                                    <F57>            <F55>             <F21><F23>
Ratio of net investment income (loss)
  to average net assets                                            (0.6)%      (0.6)%+          (0.4)%*                  --*+
                                                                                    <F57>            <F55>             <F21><F23>
Portfolio turnover rate                                             20.7%        7.0%             4.9%++<F58>         10.2%++<F24>

 *<F55>   Annualized.
**<F56> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F57> Reflects a voluntary reimbursement of fund expenses of 0.06% in 2000 and 0.03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.7% in 2000 and 1.4% in 1998.
++<F58>   Not annualized.


                                                                                S&P 100 PLUS FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                       For the           For the period from May 8, 2000
                                                                      year ended           (commencement of operations)
                                                                   October 31, 2001          through October 31, 2000
                                                                   ----------------      -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $43.19                        $43.69

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                  (.14)                         (.07)
     Net realized and unrealized losses on investments                  (11.88)                         (.43)
                                                                        ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (12.02)                         (.50)
                                                                        ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                            --
     Distributions from net realized capital gains on investments         (.69)                           --
     Distributions in excess  of net realized capital gains                 --                            --
                                                                        ------                        ------
     TOTAL DISTRIBUTIONS                                                  (.69)                           --
                                                                        ------                        ------
NET ASSET VALUE, END OF PERIOD                                          $30.48                        $43.19
                                                                        ------                        ------
                                                                        ------                        ------

TOTAL RETURN**<F60>                                                    (28.2)%                        (3.4)%++<F62>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $7,838                        $3,259
Ratio of net expenses to average net assets                               1.8%                          1.6%*<F59>+<F61>
Ratio of net investment loss to average net assets                      (0.6)%                        (0.7)%*<F59>+<F61>
Portfolio turnover rate                                                  20.7%                          7.0%++<F62>

 *<F59>   Annualized.
**<F60> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F61> Reflects a voluntary reimbursement of fund expenses of 0.14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F62>   Not annualized.


                                                                        PSE TECH 100 INDEX FUND -- CLASS A
                                                -----------------------------------------------------------------------------------
                                                                                                                       For the
                                                                                                                     period from
                                                                                                                    June 10, 1996
                                                 For the years ended       For the ten      For the years ended     (commencement
                                                     October 31,           months ended        December 31,       of operations) to
                                                ---------------------       October 31,     -------------------      December 31,
                                                  2001         2000            1999          1998         1997          1996
                                                --------     --------      ------------     ------       ------        ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                            $36.76       $27.13          $18.45        $12.39       $10.76        $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                  (.20)        (.18)           (.08)          .01          .04           .03
     Net realized and unrealized
       gains (losses) on investments             (11.79)       11.79            8.76          6.68         2.04          1.03
                                                 ------       ------          ------        ------       ------        ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                (11.99)       11.61            8.68          6.69         2.08          1.06
                                                 ------       ------          ------        ------       ------        ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                             --           --              --          (.01)        (.04)         (.03)
     Distributions from net realized
       capital gains on investments               (6.68)       (1.98)             --          (.60)        (.38)         (.24)
     Distributions in excess of
       net realized capital gains                    --           --              --          (.02)        (.03)         (.03)
                                                 ------       ------          ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                          (6.88)       (1.98)             --          (.63)        (.45)         (.30)
                                                 ------       ------          ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                   $18.09       $36.76          $27.13        $18.45       $12.39        $10.76
                                                 ------       ------          ------        ------       ------        ------
                                                 ------       ------          ------        ------       ------        ------

TOTAL RETURN **<F64>                             (39.0)%      44.4%           47.0%++<F66>  54.0%        19.4%         10.7% <F66>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)  $238,221     $408,040        $169,247      $72,724      $27,144       $6,004
Ratio of net expenses to average net assets         1.1%        0.7%+<F65>     0.7%+<F65>   0.6%+<F65>   0.2%+<F65>  --*<F63>+<F65>
Ratio of net investment income (loss) to
  average net assets                                (0.9)%     (0.5)%+<F65>   (0.4)%*+       --+<F65>    0.3%+<F65>    0.7%+<F65>
                                                                                 <F63><F65>
Portfolio turnover rate                             22.4%      40.2%          33.0%++<F66>   25.4%       22.0%         3.0%++<F66>



 *<F63>   Annualized.
**<F64> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F65> Reflects a voluntary reimbursement of fund expenses of 0.09% in 2000, 0.13% in 1999, 0.5% in 1998, 1.1% in 1997 and 3.3% in 1996. Without
          reimbursement the ratio of net expenses to average net assets would have been 0.8% in 2000, 0.8% in 1999, 1.1% in 1998, 1.3% in 1997, and
          3.3% in 1996.
++<F66>   Not annualized.


                                                                          PSE TECH 100 INDEX FUND -- CLASS B
                                                        ----------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                period from
                                                          For the years ended                                  July 27, 1998
                                                              October 31,                For the ten           (commencement
                                                        -----------------------          months ended        of operations) to
                                                          2001           2000          October 31, 1999      December 31, 1998
                                                        --------       --------        ----------------      -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $36.15         $26.90              $18.39                $14.94

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                          (.37)          (.39)               (.22)                  .01
     Net realized and unrealized
       gains (losses) on investments                     (11.51)         11.56                8.73                  4.07
                                                         ------         ------              ------                ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.88)         11.17                8.51                  4.08
                                                         ------         ------              ------                ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --             --                  --                  (.01)
     Distributions from net realized
       capital gains on investments                       (6.68)         (1.98)                 --                  (.60)
     Distributions in excess of
       net realized capital gains                            --             --                  --                  (.02)
                                                         ------         ------              ------                ------
     TOTAL DISTRIBUTIONS                                  (6.68)         (1.98)                 --                  (.63)
                                                         ------         ------              ------                ------
NET ASSET VALUE, END OF PERIOD                           $17.59         $36.15              $26.90                $18.39
                                                         ------         ------              ------                ------
                                                         ------         ------              ------                ------

TOTAL RETURN**<F68>                                     (39.4)%          43.3%               46.3%++<F70>          27.2%++<F70>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                $116,467       $205,213             $60,038                $6,559
Ratio of net expenses to average net assets                1.8%           1.4%+               1.4%*+                1.2%*+
                                                                             <F69>            <F67><F69>            <F45><F47>
Ratio of net investment income (loss)
  to average net assets                                  (1.6)%         (1.2)%+             (1.1)%*+                  --*+
                                                                             <F69>            <F67><F69>            <F67><F69>
Portfolio turnover rate                                   22.4%          40.2%               33.0%++<F70>          25.4%++<F70>

 *<F67>   Annualized.
**<F68> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F69> Reflects a voluntary reimbursement of fund expenses of 0.10% in 2000, 0.13% in 1999 and 0.3% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.5% in 2000, 1.5% in 1999, and 1.5% in 1998.
++<F70>   Not annualized.


                                                                           PSE TECH 100 INDEX FUND -- CLASS C
                                                                   ---------------------------------------------------
                                                                       For the         For the period from May 8, 2000
                                                                      year ended        (commencement of operations)
                                                                   October 31, 2001       through October 31, 2000
                                                                   ----------------    -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $36.66                     $38.33

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                  (.31)                      (.12)
     Net realized and unrealized losses on investments                  (11.77)                     (1.55)
                                                                        ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (12.08)                     (1.67)
                                                                        ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                         --
     Distributions from net realized capital gains on investments        (6.68)                        --
     Distributions in excess of net realized capital gains                  --                         --
                                                                        ------                     ------
     TOTAL DISTRIBUTIONS                                                 (6.68)                        --
                                                                        ------                     ------
NET ASSET VALUE, END OF PERIOD                                          $17.90                     $36.66
                                                                        ------                     ------
                                                                        ------                     ------

TOTAL RETURN**<F72>                                                    (39.4)%                     (7.0)%++<F74>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $10,185                    $11,423
Ratio of net expenses to average net assets                               1.8%                       1.5%*<F71>+<F73>
Ratio of net investment loss to average net assets                      (1.6)%                     (1.3)%*<F71>+<F73>
Portfolio turnover rate                                                  22.4%                      40.2%++<F74>

 *<F71>   Annualized.
**<F72> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F73> Reflects a voluntary reimbursement of fund expenses of 0.24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F74>   Not annualized.


                                                                                  DOW JONES U.S. HEALTH CARE
                                                                                        100 PLUS FUND
                                                                            -------------------------------------
                                                                              For the period from April 17, 2001
                                                                                 (commencement of operations)
                                                                                   through October 31, 2001
                                                                            -------------------------------------
                                                                            Class A        Class B        Class C
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00         $10.00         $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                       (.01)          (.03)          (.04)
     Net realized and unrealized gains on investments                           .22            .20            .22
                                                                             ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                           .21            .17            .18
                                                                             ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --             --             --
     Distributions from net realized capital gains on investments                --             --             --
     Distributions in excess of net realized capital gains                       --             --             --
                                                                             ------         ------         ------
     TOTAL DISTRIBUTIONS                                                         --             --             --
                                                                             ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                               $10.21         $10.17         $10.18
                                                                             ------         ------         ------
                                                                             ------         ------         ------

TOTAL RETURN**<F76>                                                             2.1%++<F78>     1.7%++<F78>     1.8%++<F78>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $6,894         $3,595         $1,724
Ratio of net expenses to average net assets                                    1.2%*+         1.9%*+         1.9%*+
                                                                                <F75><F77>       <F75><F77>       <F75><F77>
Ratio of net investment loss to average net assets                           (0.4)%*+       (1.1)%*+       (1.1)%*+
                                                                                <F75><F77>       <F75><F77>       <F75><F77>
Portfolio turnover rate                                                       13.5%++<F78>    13.5%++<F78>    13.5%++<F78>

  *<F75>  Annualized.
 **<F76> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F77> Reflects a contractual reimbursement of fund expenses of 2.0% in Class A Shares, 1.9% in Class B Shares, and 2.0% in Class C Shares in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 3.2% for Class A Shares, 3.9% for Class B Shares, and 3.9% for Class C Shares.
 ++<F78>  Not annualized.


                                                                                   DOW JONES U.S. FINANCIAL
                                                                                        100 PLUS FUND
                                                                            -------------------------------------
                                                                              For the period from April 17, 2001
                                                                                 (commencement of operations)
                                                                                   through October 31, 2001
                                                                            -------------------------------------
                                                                            Class A        Class B        Class C
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00         $10.00         $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                      .02             --             --
     Net realized and unrealized losses on investments                         (.83)          (.84)          (.84)
                                                                             ------         ------         ------

     TOTAL FROM INVESTMENT OPERATIONS                                          (.81)          (.84)          (.84)
                                                                             ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --             --             --
     Distributions from net realized capital gains on investments                --             --             --
     Distributions in excess of net realized capital gains                       --             --             --
                                                                             ------         ------         ------
     TOTAL DISTRIBUTIONS                                                         --             --             --
                                                                             ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                               $ 9.19         $ 9.16         $ 9.16
                                                                             ------         ------         ------
                                                                             ------         ------         ------

TOTAL RETURN**<F80>                                                           (8.1)%++<F82>  (8.4)%++<F82>  (8.4)%++<F82>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $4,394         $1,897         $1,121
Ratio of net expenses to average net assets                                    1.2%*+         1.9%*+         1.9%*+
                                                                                <F79><F81>      <F79><F81>      <F79><F81>
Ratio of net investment income to average net assets                           0.8%*<F79>        --*<F79>        --*<F79>
Portfolio turnover rate                                                        8.8%++<F82>    8.8%++<F82>    8.8%++<F82>

  *<F79>   Annualized.
 **<F80>   The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F81> Reflects a contractual reimbursement of fund expenses of 3.1% in Class A Shares, 2.7% in Class B Shares, and 3.0% in Class C Shares in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 4.3% for Class A Shares, 4.7% for Class B Shares, and 4.9% for Class C Shares.
++<F82>   Not annualized.

                                                                                   MANAGED GROWTH FUND -- CLASS A
                                                                  ----------------------------------------------------------------
                                                                    For the years ended
                                                                        October 31,            For the period from January 4, 1999
                                                                  -----------------------         (commencement of operations)
                                                                    2001           2000                to October 31, 1999
                                                                  --------       --------      -----------------------------------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $13.26         $10.05                     $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                             (.12)          (.09)                      (.01)
     Net realized and unrealized
       gains (losses) on investments                                (2.59)          3.30                        .06
                                                                   ------         ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                               (2.71)          3.21                        .05
                                                                   ------         ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --             --                         --
     Distributions from net realized
       capital gains on investments                                    --             --                         --
     Distributions in excess of net realized capital gains             --             --                         --
                                                                   ------         ------                     ------
     TOTAL DISTRIBUTIONS                                               --             --                         --
                                                                   ------         ------                     ------
NET ASSET VALUE, END OF PERIOD                                     $10.55         $13.26                     $10.05
                                                                   ------         ------                     ------
                                                                   ------         ------                     ------

TOTAL RETURN**<F84>                                               (20.4)%          31.9%                       0.5%++<F86>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $15,341        $12,457                     $5,913
Ratio of net expenses to average net assets                          1.6%+<F85>     1.3%+<F85>                 0.6%*<F83>+<F85>
Ratio of net investment loss to average net assets                 (1.3)%+<F85>   (1.0)%+<F85>               (0.1)%*<F83>+<F85>
Portfolio turnover rate                                             24.3%          38.7%                      27.5%++<F86>

 *<F83>   Annualized.
**<F84> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F85> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.5% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2001, 1.8% in 2000, and 2.9% in 1999.
++<F86>   Not annualized.


                                                                                   MANAGED GROWTH FUND -- CLASS B
                                                                  ----------------------------------------------------------------
                                                                    For the years ended
                                                                        October 31,            For the period from January 4, 1999
                                                                  -----------------------         (commencement of operations)
                                                                    2001           2000                to October 31, 1999
                                                                  --------       --------      -----------------------------------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $13.11         $10.01                     $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                             (.18)          (.17)                      (.07)
     Net realized and unrealized
       gains (losses) on investments                                (2.57)          3.27                        .08
                                                                   ------         ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                               (2.75)          3.10                        .01
                                                                   ------         ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --             --                         --
     Distributions from net realized
       capital gains on investments                                    --             --                         --
     Distributions in excess of net realized capital gains             --             --                         --
                                                                   ------         ------                     ------
     TOTAL DISTRIBUTIONS                                               --             --                         --
                                                                   ------         ------                     ------
NET ASSET VALUE, END OF PERIOD                                     $10.36         $13.11                     $10.01
                                                                   ------         ------                     ------
                                                                   ------         ------                     ------

TOTAL RETURN**<F88>                                               (21.0)%          30.9%                       0.1%++<F90>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $6,347         $4,519                     $1,701
Ratio of net expenses to average net assets                          2.3%+<F89>     2.0%+<F89>                 1.2%*<F87>+<F89>
Ratio of net investment loss to average net assets                 (2.0)%+<F89>   (1.7)%+<F89>               (0.8)%*<F87>+<F89>
Portfolio turnover rate                                             24.3%          38.7%                      27.5%++<F90>

 *<F87>   Annualized.
**<F88> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F89> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.4% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001, 2.4% in 2000, and 3.5% in 1999.
++<F90>   Not annualized.


                                                                              MANAGED GROWTH FUND -- CLASS C
                                                                        ------------------------------------------
                                                                                               For the period from
                                                                                                   May 8, 2000
                                                                            For the              (commencement of
                                                                           year ended          operations) through
                                                                        October 31, 2001         October 31, 2000
                                                                        ----------------       -------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $13.22                   $10.30

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                       (.14)                    (.04)
     Net realized and unrealized gains (losses) on investments                (2.60)                    2.96
                                                                             ------                   ------
     TOTAL FROM INVESTMENT OPERATIONS                                         (2.74)                    2.92
                                                                             ------                   ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --                       --
     Distributions from net realized capital gains on investments                --                       --
     Distributions in excess of net realized capital gains                       --                       --
                                                                             ------                   ------
     TOTAL DISTRIBUTIONS                                                         --                       --
                                                                             ------                   ------
NET ASSET VALUE, END OF PERIOD                                               $10.48                   $13.22
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL RETURN**<F92>                                                         (20.7)%                    22.1%++<F94>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $1,089                     $173
Ratio of net expenses to average net assets                                    2.3%+<F93>               2.0%*<F91>+<F93>
Ratio of net investment loss to average net assets                           (2.0)%+<F93>             (1.7)%*<F91>+<F93>
Portfolio turnover rate                                                       24.3%                    38.7%++<F94>

 *<F91>   Annualized.
**<F22> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F93> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001 and 0.6% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001 and 2.6% in 2000.
++<F94>   Not annualized.

If you have any questions about any of the Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"),
 or their Annual or Semi-Annual Reports, you may call or write North Track at:

North Track Funds, Inc.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202
1-800-826-4600

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual reports, also filed with the SEC, discuss market conditions and investment strategies that affected each Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

Investment Company Act File No. 811-4401.

North Track Funds, Inc.
1-800-826-4600
Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

Investment Advisors
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

Distributor
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Accounting/Pricing Agent
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Transfer and Dividend Disbursing Agent
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

Custodian
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Auditor
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

250 East Wisconsin Avenue o Suite 2000 o Milwaukee, Wisconsin 53202-4298

[North Track Funds Logo]
Sharpen Your Focus

Prospectus
Shareholder Information

1-800-826-4600

www.northtrackfunds.com

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P100" are trademarks of McGraw-Hill, Inc. PSEis a service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These marks have been licensed for use by the licensee.

The S&P, PSE and Dow Jones do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.


NT800-302

STATEMENT OF ADDITIONAL INFORMATION
     DATED MARCH 1, 2002
NORTH TRACK FUNDS, INC.
ACHIEVERS FUND
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

     This Statement of Additional Information and the Prospectus to which it relates describes the Achievers Fund ("the Fund"). The Fund is a series of the North Track Funds, Inc. ("North Track"). The North Track family of mutual funds includes: the Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund.

     Class A, Class B and Class C Shares are available for the Fund. The Fund seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. There can be no assurance that the Fund will achieve its investment objective.

     You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 1, 2002 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     The financial statements of the Fund and the report of the independent auditors thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. See "Financial Statements."

                             TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
FUND HISTORY AND CAPITAL STOCK..............................................3
INVESTMENT PROGRAM..........................................................4
INVESTMENT RESTRICTIONS....................................................13
MANAGEMENT OF NORTH TRACK..................................................15
PURCHASE OF SHARES.........................................................27
DISTRIBUTION EXPENSES......................................................30
DETERMINATION OF NET ASSET VALUE PER SHARE.................................33
PERFORMANCE INFORMATION....................................................34
TAX STATUS.................................................................41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................42
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................43
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS.................................45
FINANCIAL STATEMENTS.......................................................46


IMPORTANT NOTICE

     The Board of Directors of North Track has adopted a Plan of Reorganization and liquidation for the Fund (the "Plan"), subject to shareholder approval. A Proxy Statement/Prospectus describing the Plan was mailed to shareholders of the Fund on or about March 1, 2002. If approved by shareholders of the Fund, the transactions contemplated by the Plan would be completed by April 29, 2002.

     Under the Plan, the Fund would transfer substantially all of its assets (net of its liabilities) to the S&P 100 Plus Fund, another series of North Track. In the transaction, shareholders of the Fund would receive, in exchange for their Fund shares, a number of shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Fund assets transferred in the transaction. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Fund immediately prior to the transaction. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder will correspond to class(es) of shares the Fund held by the shareholders.


                      FUND HISTORY AND CAPITAL STOCK

North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation

     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into ten mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax Exempt Fund, Government Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund through separate prospectuses. North Track offers dif-ferent classes of shares for its mutual funds. The Fund, as well as the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds, each offer Class A, Class B and Class C shares. The Government Fund offers Class A and Class C shares. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares. Shares of the Cash Reserve Fund are divided into three separate classes, namely, Class X (Retail Class) shares, Class Y (Institutional Class) shares and Class B shares.

     Separate classes of shares within the Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. The fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the Fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment ad-visory contract.

                            INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

OPTIONS

     The Fund may use options on stock indices and individual stocks to enhance income and for hedging purposes.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a fund exposes the fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

     A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated ac-count with its custodian or depository.

     The Fund will only purchase put options on individual securities held by the Fund, or on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Fund or an index on the securities.

     Whenever the Fund does not own securities underlying an open option position sufficient to cover the position, or whenever the Fund has written
(sold) a put, the Fund will maintain in a segregated account with its Custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Fund from the risk of a decline in the value of a security below the exercise price of the option. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

     The Fund may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The Fund may use futures on the S&P 500 Index, the S&P Midcap 400 Index and the Nasdaq Composite Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the indices in which the Fund may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The Fund also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help the Advisor achieve the Fund's objective.


     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement be-tween the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

     While the Fund maintains an open futures position, the Fund must maintain with the Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which the Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the Fund. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a cor-relation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable posi-tions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and the Fund would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, the Fund will not enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets. Additionally, the Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

     If the Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased
(put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should the Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund will realize a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

     The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

FOREIGN INVESTMENTS

     The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.
Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by a mutual fund. The value of a mutual fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on a mutual fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, the Fund will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase the Fund's cash position without limit for temporary defensive purposes.

     GOVERNMENT SECURITIES. The Fund may acquire U.S. Government securities, including of direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury bills have a maturity of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME
DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     The Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may de-mand payment of principal and accrued interest at any time. The investment policies of the Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     The Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. The Fund may invest in money market mutual funds. An investment by the Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

     The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. The Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." The Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

REPURCHASE AGREEMENTS

     The Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Fund may enter into repurchase agreements with broker-dealers and with banks. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of the Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

LENDING OF FUND SECURITIES

     In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the Fund lends its securities.

     To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Fund expects a portfolio turnover rate of less than 100%, given the fact that the Advisor makes investments for the Fund's long-term growth potential, and does not engage in market-timing and short-term trading strategies.

     For the fiscal years ended October 31, 2001 and 2000, the Fund's portfolio turnover rates were as follows:

    2001          2000
    ----          ----
    61.7%        33.3%

                          INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of the Fund, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. The Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases.

     (7) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that the Fund may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, in-vestments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the Nasdaq Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

NON-FUNDAMENTAL RESTRICTIONS

     The Fund also is subject to certain nonfundamental investment restrictions described below. The 1940 Act currently places restrictions on certain investments by the Fund, including: (a) subject to certain exceptions, the 1940 Act currently prohibits the Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of other investment companies in aggregate, or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of the Fund's net assets.

                         MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Funds' shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of North Track is that the majority of Board members are independent of Ziegler. The following table presents information about each director and officer of North Track:

                              TERM OF                   NUMBER OF
                 POSITION(S)  OFFICE                    NORTH TRACK OTHER
                 HELD         AND LENGTH PRINCIPAL      FUNDS       DIRECTOR-
                 WITH         OF TIME    OCCUPATION(S)  OVERSEEN    SHIPS(2)<F2>
NAME, ADDRESS &  NORTH        SERVED(1)  DURING PAST    BY          HELD BY
AGE              TRACK             <F1>  FIVE YEARS     DIRECTOR    DIRECTOR
---              ---------    ---------  ------------   ----------- ----------
INTERESTED DIRECTORS AND OFFICERS:

Peter D.        Chairman of  Since 2000 Director, The       10      None
Ziegler(3)<F3>  the Board               Ziegler Companies,
215 N. Main                             Inc. from 1986 to
Street                                  2001;Chairman,
West Bend, WI                           The Ziegler Companies,
53095                                   Inc.from 1997
                                        to 2000;
Age: 52                                 President and CEO,
                                        The Ziegler
                                        Companies, Inc.
                                        from 1990 to 2000;
                                        Director, West
                                        Bend Mutual Insur-
                                        ance Company, since
                                        1980;
                                        Director,
                                        Trustmark
                                        Insurance Cos, since
                                        1980; Trustee National
                                        YMCA Retirement Fund.

Steven P.       Director    Since 2001  Managing Director   10      None
Kent(4)<F4>                             in Corporate
8220 Greystone                          Finance Depart-
Court                                   ment, Keefe,
Burr Ridge, IL                          Bruyette & Woods,
60521                                   Incorporated
Age:  51                                (investment
                                        banking firm)
                                        since August 1998,
                                        Managing Director
                                        in Corporate
                                        Finance Depart-
                                        ment, Robert W.
                                        Baird & Co. Incor-
                                        porated from 1983
                                        to 1998

Robert J.       President   Since 1984  Managing Director,    N/A    N/A
Tuszynski(5)<F5>                        Ziegler Investment
250 E. Wisconsin                        Group, B.C.
Ave.                                    Ziegler and
Milwaukee, WI                           Company, since
53202                                   1999; prior
Age: 42                                 thereto Senior
                                        Vice President,
                                        B.C. Ziegler and
                                        Company, from 1996
                                        to 1999.

James L.        Senior Vice Since 1999  Vice President -      N/A     N/A
Brendemuehl     President -             Mutual Funds, B.C.
250 E. WisconsinSales                   Ziegler and
Ave.                                    Company since
Milwaukee, WI                           1995.
53202
Age: 56

John H.         Senior Vice Since 1993  Wholesaler, B.C.      N/A     N/A
Lauderdale      President-              Ziegler and
250 E. WisconsinMarketing               Company since
Ave.                                    1991.
Milwaukee, WI
53202
Age: 36


Franklin P.     Chief       Since 1996  Manager of North      N/A     N/A
Ciano           Financial               Track Operations,
215 N. Main     Officer and             B.C. Ziegler and
Street          Treasurer               Company since
West Bend, WI                           1996.
53095
Age: 49



Kathleen Cain   Secretary   Since 1999  Administrative        N/A     N/A
250 E. Wisconsin                        assistant to
Ave.                                    President of North
Milwaukee, WI                           Track, B.C.
53202                                   Ziegler and
Age: 44                                 Company, since
                                        1999; prior
                                        thereto, Assistant
                                        Secretary/Treasure
                                        r for Regal Ware,
                                        Inc. (kitchen
                                        items manufac-
                                        turer).

INDEPENDENT DIRECTORS:

Ralph J. Eckert Director    Since 1996  Chairman               10     None
2059 Keystone                           Emeritus and
Ranch Road                              Director,
Dillon, CO 80435                        Trustmark Insurance
Age:  72                                Cos.from April 1997
                                        to 1999; Chairman,
                                        Trustmark Insurance
                                        Cos. from 1971 to
                                        1997; Director,
                                        Trustmark Insurance
                                        Cos. from 1971 to 2000;
                                        Trustee of the
                                        Board of Pensions
                                        of the Evangelical
                                        Lutheran Church in
                                        America from 1991
                                        to 1997, and
                                        Chairman of the
                                        Board from 1993 to
                                        1997.

James G. DeJong Director    Since 2001  President and Man-     10     None
11000 N. Wyngate                        aging Shareholder,
Trace                                   O'Neil, Cannon &
Mequon, WI 53092                        Hollman S.C. (law
Age: 50                                 firm)since 1978.

Marcia L.       Director    Since 2001  Retired; Senior        10     None
Wallace                                 Vice President in
575 Commonwealth                        Global Trust
Place                                   Services and
Sarasota, FL                            Institutional
34242                                   Custody, First
Age: 54                                 Chicago NBD/Bank
                                        One from 1985 to
                                        1999.
----------

(1)<F1> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)<F2> Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) <F3> Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his beneficial ownership of shares of common stock of The Ziegler Companies, Inc., the parent of Ziegler, and because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.

(4)<F4> Mr. Kent is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his employer, Keefe, Bruyette
     & Woods, Incorporated, has provided investment-related services in 2000 to Ziegler.

(5)<F5> Mr. Tuszynski is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is the President of North Track and an officer of Ziegler.

     BOARD COMMITTEES

     The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. DeJong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia
L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.

     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial state-ments. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended October 31, 2001.

     The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the North Track funds (including the Fund).

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended
October 31, 2001.

DIRECTOR OWNERSHIP OF FUND SHARES

     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2001 is listed below.

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                     DOLLAR RANGE OF EQUITY            DIRECTOR IN FAMILY OF
NAME OF DIRECTOR     SECURITIES IN THE FUND            INVESTMENT COMPANY
----------------     ----------------------            ------------------------


Peter D. Ziegler     $50,001-$100,000 (Achievers)          Over $100,000
                     Over $100,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     Over $100,000 (S&P 100 Plus)
                     Over $100,000 (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care
                           100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     $50,001-$100,000 (Managed Growth)

James G. DeJong      None (Achievers)                      None
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     None (S&P 100 Plus)
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)
Ralph J. Eckert      $10,001-$50,000 (Achievers)           Over $100,000
                     $10,001-$50,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     $50,001-$100,000 (S&P 100 Plus)
                     $50,001-$100,000 (PSE Tech
                                       100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                          $10,001-$50,000 (Managed
                          Growth)
Steven P. Kent       None (Achievers)                       $1-$10,000
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     None (S&P 100 Plus)
                     $1-$10,000 (PSE Tech 100
                                 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)

Marcia L. Wallace    None (Achievers)                       $1-$10,000
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     $1-$10,000 (Government)
                     None (S&P 100 Plus)
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)

     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of B.C. Ziegler and Company or in any person controlling, controlled by or under common control with B.C. Ziegler and Company.

DIRECTOR COMPENSATION

     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track (including the Fund) pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to directors of North Track for the fiscal year ended October 31, 2001.

                                       PENSION OR                 COMPENSATION
                                       RETIREMENT                 FROM NORTH
 NAME OF PERSON                        BENEFITS                   TRACK FUND
 AND                                   ACCRUED     ESTIMATED      COMPLEX (10
 POSITION WITH     COMPENSATION FROM   AS PART OF  ANNUAL         FUNDS) PAID
 NORTH TRACK       NORTH TRACK (BY     NORTH TRACK BENEFITS UPON  TO
                   FUND)               EXPENSES    RETIREMENT     DIRECTORS
--------------     ----------------    ----------- ------------   ------------

Peter D. Ziegler  $  278 (Achievers)     -0-         -0-            $8,749
                  $1,391 (Cash Reserve)
                  $  418 (Wisconsin
                           Tax-Exempt)
                  $  296 (Tax-Exempt)
                  $  250 (Government)
                  $2,186 (S&P 100 Plus)
                  $3,684 (PSE Tech 100)
                  $  172 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

Richard H.        $  586 (Achievers)     -0-         -0-            $16,995
Aster(1)<F6>      $2,487 (Cash Reserve)
                  $  794 (Wisconsin Tax-
                          Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100 Plus)
                  $7,508 (PSE Tech 100)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

Augustine J.      $  586 (Achievers)     -0-         -0-            $16,995
English (1<F6>)   $2,487 (Cash
                  Reserve)
                  $  794 (Wisconsin
                  Tax-
                              Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100 Plus)
                  $7,508 (PSE Tech 100
                          Index)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

James G. DeJong   $  130 (Achievers)     -0-         -0-            $4,375
                  $  719 (Cash Reserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100 Plus)
                  $1,775 (PSE Tech 100
                          Index)
                  $   93 (Managed
                           Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                           U.S. Financial
                           100 Plus)
Ralph J. Eckert   $  586 (Achievers)     -0-         -0-            $16,995
                  $2,487 (Cash Reserve)
                  $  794 (Wisconsin
                          Tax-Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100
                          Plus)
                  $7,508 (PSE Tech 100
                          Index)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S. Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S. Financial
                          100 Plus)

Steven P.         $  130 (Achievers)     -0-         -0-            $4,375
Kent(2)<F7>       $  719 (CashReserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100
                          Plus)
                  $1,775 (PSE Tech 100
                          Index)
                  $   93 (Managed
                          Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                          U.S. Financial
                          100 Plus)

Marcia L.         $  130 (Achievers)      -0-          -0-         $4,375
Wallace(2)<F7>    $  719 (Cash Reserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100
                          Plus)
                  $1,775 (PSE Tech
                          100)
                  $   93 (Managed
                          Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                          U.S.Financial
                          100 Plus)
----------
(1)<F6>   Retired from the Board as of November 9, 2001.

(2)<F7>   Elected to the Board as of May 31, 2001.


MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

ELIMINATION OF SALES LOADS FOR AFFILIATES

     Class A shares of the Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of B.C. Ziegler and Company, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

     Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides the Fund and the other North Track funds with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company.

     The advisory agreement pursuant to which the Advisor is retained by the Fund provides for compensation to the Advisor (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows: 0.75% of the first $250 million in assets, 0.70% of the next $250 million, and 0.65% of assets in excess of $500 million.

     The following table shows the advisory fees paid by the Fund during the past three fiscal years.

          2001                2000                1999(1)<F8>
          ----                ----                -------
        $279,999           $370,153(2)<F9>      $283,524(2)<F9>
--------------

(1)<F8> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F9> The table does not reflect expenses that Ziegler reimbursed to the Fund and fees it waived during 2000 and 1999, which were $10,639 in 2000 and $3,994 in 1999.

On August 10, 2001, the Board of Directors approved the renewal of the Investment Advisory Agreement with Ziegler for the Fund. The primary factors that the Board considered in its decision were the scope and quality of the services provided by Ziegler; advisory fees and expense ratios of the Fund, including a comparison with the fees and expense ratios of other similar funds; the performance of the Fund generally and in relation to other similar funds; and the availability, cost and value of alternative means of obtaining such services.

ACCOUNTING/PRICING SERVICES

     In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and an-nual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services for the Fund per year is .03 of 1% of the Fund's total assets of $30 million but less than $100 million, .02 of 1% of the Fund's total assets of $100 million but less than $250 million and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per year, plus expenses.

     The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party.

The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

     The table below shows the total compensation paid by the Fund to Ziegler for its accounting/pricing services during each of the past three fiscal years.

         2001                   2000                   1999(1)<F10>
          ----                   ----                     ----
        $21,808               $24,695                    $19,662
---------------
(1)<F10> For the ten-month period from January 1, 1999 through October 31, 1999, (the end of the Fund's new fiscal year).

ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to the Fund, including the following:

          o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

          o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

          o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and the Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and the Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

          o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

          o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

          o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

          o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

          o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

          o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and the Fund and to the extent necessary to comply with new legal or regulatory requirements;

          o Respond to surveys conducted by third parties and report the Fund's performance and other portfolio information;

          o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to the Fund;

          o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

          o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

          o Maintain and pay membership fees associated with the Fund's membership in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.1 of 1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to the Fund at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Union Bank of California serves as the custodian of North Track's assets, pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to the Fund.

                            PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler contin-ues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge for the Fund is 5.25% of the offering price.

     Class A shares of the Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which:
(1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of the Fund at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representa-tives of the Distributor or Selected Dealers distributing shares of the Fund; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may also purchase Class B shares of the Fund. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The Class B Shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

     You may also purchase Class C shares of the Fund. The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                            DEALER REALLOWANCE
------------------                            ------------------
Less than $25,000                                    4.50%
$25,000 but less than $50,000                        4.25%
$50,000 but less than $100,000                       4.25%
$100,000 but less than $250,000                      3.25%
$250,000 but less than $500,000                      2.50%
$500,000 but less than $1,000,000                    1.80%
$1,000,000 or more                                   0.50%

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

          o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

          o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor will pay a commission to Selected Dealers who sell Class C shares of the Fund in an amount equal to 1.00% of the net asset value of the shares sold.

     The table below shows commissions that Ziegler earned on sales of shares of the Fund during the past three fiscal years, including front-end sales charges on Class A and Class C shares and contingent deferred sales charges on Class B and Class C shares.

         2001                   2000                    1999(1)<F11>
         ----                   ----                    ----
        $15,189                $40,961                $42,218
-------------
(1)<F11> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).


                           DISTRIBUTION EXPENSES

     North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of 0.25% an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

     The maximum amount of fees payable under the Plan during any calendar year by the Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

     The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to the Fund, by the vote of a majority of the outstanding shares of the Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

     The table below shows the total Rule 12b-1 fees paid during the fiscal year ended October 31, 2001 with respect to Class A, Class B and Class C shares of the Fund.


  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES           TOTAL
   --------------      --------------      --------------          ------
      $90,717             $25,551             $1,652             $117,920

     The principal types of activities for which the Fund made payments under the Plan for the fiscal year ended October 31, 2001 were as follows:

                 PRINTING/MAILING
                 OF PROSPECTUS
                 (OTHER THAN TO                 BROKER-DEALER
ADVERTISING/     CURRENT        UNDERWRITER     COMPENSATION*   SALES PERSONNEL
SALES LITERATURE INVESTORS)     COMPENSATION              <F12> COMPENSATION
---------------- ----------     -------------   ------------     ------------
    $0              $0            $23,051          $94,869             $0
----------

*<F12>    Includes compensation of $71,979 to Ziegler as a selected dealer.

                DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or during any other circumstance which may result in the closing of the Exchange.

     Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors.
Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                          PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the funds and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                               P(1+T)n = ERV
Where:
     P      =  a hypothetical initial payment of $1,000
     T      =  average annual total return
     n      =  number of years
     ERV    =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for the Class A shares of the Fund for the 1, 5 and 10-year periods ended October 31, 2001 are set forth in the table below. The total returns for Class A shares of the Fund have been restated to reflect the September 8, 1997 increase in the maximum sales loads for the Fund from 4.50% to 5.25% of the public offering price.

                            1 YEAR          5 YEARS            10 YEARS
                            ------          -------            ---------
Class A Shares             -40.51%           2.17%              6.42%

     The average annual total returns for the Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.
                                                  FROM AVAILABILITY OF
                              ONE YEAR       CLASS B SHARES ON JULY 27, 1998
                               --------      -------------------------------
Class B Shares                 -40.56%                   -8.91%

     The average annual total returns for the Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.
                                                  FROM AVAILABILITY OF
                              ONE YEAR        CLASS C SHARES ON MAY 8, 2000
                               --------       -----------------------------
Class C Shares                 -38.87%                   -28.72%

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The Fund's average total return after taxes on distribution is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATV D
Where:
     P      =  a hypothetical initial payment of $1,000.
     T      =  average annual total return (after taxes on distributions).
     n      =  number of years.
     ATVD   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The average annual total returns after taxes on distributions for Class A shares of the Fund for the 1, 5 and 10-year periods through October 31, 2001 are set forth in the table below:

                               1 YEAR            5 YEARS          10 YEARS
                                ------           --------         --------
Class A Shares                 -41.36%            0.75%             5.05%

     The average annual total returns after taxes on distributions for
Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.
                                                   FROM AVAILABILITY OF
                              1 YEAR         CLASS B SHARES ON JULY 27, 1998
                               ------        -------------------------------
Class B Shares                -41.64%                    -10.29%

     The average annual total returns after taxes on distributions for Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                              1 YEAR               FROM AVAILABILITY OF
                               ------         CLASS C SHARES ON MAY 8, 2000
                                              -----------------------------
Class C Shares                -39.78%                    -29.14%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending value, according to the following formula:

                             P(1+T)n = ATV DR
Where:
     P      =  a hypothetical initial payment of $1,000.
     T      =  average annual total return (after taxes on distributions and redemptions).
     n      =  number of years.
     ATV    =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income dis-tributions, short-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of federal alternative minimum tax.

     The average annual total returns after taxes on distributions and redemption for Class A shares of the Fund for the 1, 5 and 10-year periods through October 31, 2001 are set forth in the table below:

                               1 YEAR            5 YEARS          10 YEARS
                               ------            -------          --------
Class A Shares                 -23.21%            2.19%             5.26%

     The average annual total returns after taxes on distributions and redemption for Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                                                   FROM AVAILABILITY OF
                              1 YEAR         CLASS B SHARES ON JULY 27, 1998
                              ------        -------------------------------
Class B Shares                -21.38%                     -5.48%

     The average annual total returns after taxes on distributions and redemption for Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                                                   FROM AVAILABILITY OF
                              1 YEAR          CLASS C SHARES ON MAY 8, 2000
                              ------          -----------------------------
Class C Shares                -21.79%                    -21.48%

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have ex-perienced in the Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [(A-B/CD + 1)6 - 1]
     Where:
          a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Performance information for the Fund may be compared to various unman-aged indices, such as the S&P 500 Stock Index or the S&P MidCap 400 Stock Index, as well as indices of similar mutual funds. The Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in the Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. The Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund or North Track include, but are not limited to, the following:

     Bloomberg Wealth Manager               Milwaukee Journal Sentinel
     The Business Journal                   Money
     Business Week                          Mutual Fund Letter
     Changing Times                         Mutual Fund Values
     Chicago Tribune                           (Morningstar)
     Chicago Sun-Times                      Newsweek
     Crain's Chicago                        The New York Times
     Business                               Pension and Investments
     Consumer Reports                       Personal Investor
     Consumer Digest                        Stanger Reports
     Financial Advisor                      Time
     Financial World                        USA Today
     Forbes                                 U.S. News and World Reports
     Fortune                                The Wall Street Journal
     Investor's Daily
     Los Angeles Times

     When a newspaper, magazine or other publication mentions North Track or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for the Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to any stock index, average or grouping, including without limitation any of the following in-dexes or averages:

Dow Jones U.S. Total Market Index    New York Stock Exchange Composite
Dow Jones Industrial Average         Index
Russell 2000 Small Stock Index       American Stock Exchange Composite
Russell Mid-Cap Stock Index          Index
Russell 1000 Stock Index             Nasdaq Composite
Russell 2500 Index                   Nasdaq Industrials
Standard & Poor's 500 Stock Index    Nasdaq 100 Index
Standard & Poor's 400 Industrials    Dow Jones U.S. Financial Index
Standard & Poor's Mid-Cap 400 Index  Dow Jones U.S. Healthcare Index
Wilshire 5000                        (These indexes generally reflect the
Wilshire 4500                        performance of stock traded in the
Wilshire 4000                        indicated markets.)

(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The performance of the Fund may also be compared to any mutual fund index, average or grouping, including without limitation any of the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, a Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                         TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. Each Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, the Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

     A portion of the Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls North Track or the Fund.

     As of February 1, 2002, no person was known to North Track to own beneficially or of record 5% or more of the outstanding shares of the Fund, or of any class of shares of the Fund, except as reflected in the table below:

                                             PERCENTAGE OF     PERCENTAGE OF
                                CLASS         CLASS OWNED       FUND OWNED
                                -----         -----------       ----------
Donaldson Lufkin Jenrette         B              5.03%             0.34%
Securities Corporation
Bin#44B038212
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C             11.98%             0.08%
Securities Corporation
Bin#5AV699040
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

PFPC Trust Co FBO                 C             10.89%             0.07%
Roy J. Weyker Rollover IRA
1430 Garay Lane Unit 109
Port Washington, WI 53074
(beneficial holder)

Donaldson Lufkin Jenrette         C              9.68%             0.06%
Securities Corporation
Bin#44B004289
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C              8.38%             0.05%
Securities Corporation
Bin#5AV634302
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C              7.42%             0.05%
Securities Corporation
Bin#5AV596337
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

     The officers and directors of North Track as a group owned less than 1% of the Fund and of each class of shares as of February 1, 2002.

     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of the Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

     North Track does not believe the Fund pays brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients (including the Fund), and such research products or services may not necessarily be used by the Advisor in connection with client accounts (including the Fund) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Fund may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by North Track's Board of Directors.

     The Advisor may direct portfolio transactions for the Fund to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by the Fund are returned to the Fund and used to pay some of the Fund's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by the Fund on purchases and sales of portfolio securities.

        2001                  2000                1999(1)<F13>
        ----                  ----                ----
       $50,039              $25,859             $10,784
---------------
(1)<F13> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

     Of the aggregate brokerage commissions paid by the Fund during the last three fiscal years, the following amounts were paid to Ziegler as broker were as follows:

        2001                  2000             1999(1)<F14>
        ----                  ----             ----
       $1,570                $6,768           $10,784
-------------
(1)<F14> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

     The amount received by Ziegler for the fiscal year ended October 31, 2001 constituted 3.1% of the aggregate brokerage commissions paid by North Track during that fiscal year, and the brokerage commissions earned by Ziegler during that fiscal year were earned on approximately 3.3% of the total dollar amount of portfolio transactions of North Track which involved the payment of commissions.

     The Fund did not pay brokerage commissions to any brokers or dealers who supplied research services to the Advisor during the fiscal year ended October 31, 2001.

     Except for commissions paid to Ziegler, the Fund did not pay brokerage commission to any affiliate of any of the Advisor during the periods presented.


                COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of the Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information and reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                           FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of the Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the Fund's 2001 Annual Report to Shareholders.

     1.   Balance Sheet of the Fund dated October 31, 2001.
     2.   Statement of Operations of the Fund for the year ended October
          31, 2001.
     3. Statements of Changes in Net Assets of the Fund for the years ended October 31, 2001 and October 31, 2000.
     4.   Schedule of Investments for the Fund as of October 31, 2001.
     5.   Financial Highlights of the Fund.
     6.   Notes to Financial Statements.

     A copy of the 2001 Annual Report for the Fund may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Milwaukee,Wisconsin 53202, telephone: 1-800-826-4600.


NORTH TRACK FUNDS, INC.
     1-800-826-4200
     Sales and Marketing
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202
     Operations and Accounting
     215 North Main Street
     West Bend, Wisconsin 53095

INVESTMENT ADVISOR
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202

DISTRIBUTOR
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202

ACCOUNTING/PRICING AGENT
     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

CUSTODIAN

     Union Bank of California
     475 Sansome Street
     San Francisco, California 94111

LEGAL COUNSEL
     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

AUDITOR
     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202


                          NORTH TRACK FUNDS, INC.
                              ACHIEVERS FUND
                 ----------------------------------------
                               MARCH 1, 2002
                    STATEMENT OF ADDITIONAL INFORMATION
                 ----------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
  DATED MARCH 1, 2002
NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

     Seven mutual funds (each a "Fund") of the North Track Funds, Inc. ("North Track") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund.

     Class A shares are available for all seven of the Funds. Class B shares are available for all of the Funds, except for the Tax-Exempt and Government Funds. Class C shares are available for all Funds other than the Tax-Exempt Fund. Each Fund has a distinct investment objective and distinct investment policies, and there can be no assurance that any Fund will achieve its investment objective. Each shareholder's interest is limited to the particular Fund in which his/her shares are owned.

     You may obtain a Prospectus and purchase shares of each Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 1, 2002 for more complete
information,  including  an  account  application).    This  Statement   of
Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about each Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     The financial statements of each Fund and the report of the independent auditors thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 2001. See "Financial Statements."

                            TABLE OF CONTENTS
                                                                Page

FUND HISTORY AND CAPITAL STOCK.................................. 3
INVESTMENT PROGRAM.............................................. 4
INVESTMENT RESTRICTIONS......................................... 19
MANAGEMENT OF NORTH TRACK....................................... 26
PURCHASE OF SHARES.............................................. 41
DISTRIBUTION EXPENSES........................................... 44
DETERMINATION OF NET ASSET VALUE PER SHARE...................... 48
PERFORMANCE INFORMATION......................................... 48
TAX STATUS...................................................... 59
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............. 60
PORTFOLIO TRANSACTIONS AND BROKERAGE............................ 64
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS...................... 66
FINANCIAL STATEMENTS............................................ 67
DESCRIPTION OF RATINGS OF CERTAIN SECURITIES.................... 68


                      FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation.

     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into ten mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Funds described in this Statement of Additional Information, North Track also offers shares of the Cash Reserve Fund, Wisconsin Tax-Exempt Fund and Achievers Fund through separate prospectuses. The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds each offer Class A, Class B and Class C shares. The Government Fund offers Class A and Class C shares. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares. Shares of the Cash Reserve Fund also are divided into three separate classes: Class X (Retail Class) shares, Class Y (Institutional Class) shares and Class B shares.

     Separate classes of shares within a Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                            INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of each of the Funds. Certain other investment strategies and policies of each Fund are described in greater detail below.

Information Regarding Tax-Exempt Investments

     Before investing in a particular Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                        Tax-Free v. Taxable Income

                                  Assumed Tax-Free Yields

Taxable Income                    6.00%   6.50%   7.00%   7.50%   8.00%

                        Federal
Single      Joint       Tax       Equivalent Taxable Yields* <F13>
Return      Return      Rate

Up to       Up to       15.00%    7.06%   7.65%   8.24%   8.82%   9.41%
$22,100     $38,000

$22,100-    $38,000-    28.00%    8.33%   9.03%   9.72%  10.42%  11.11%
55,100      91,850

$55,100-    $91,850-    31.00%    8.70%   9.42%  10.14%  10.87%  11.59%
115,000     140,000

$115,000-   $140,000-   36.00%    9.38%  10.16%  10.94%  11.72%  12.50%
250,000     250,000

over        over        39.60%    9.93%  10.76%  11.59%  12.42%  13.25%
$250,000    $250,000


* <F13> The equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 2001. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

     The Tax-Exempt Fund seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Fund may also invest in certain temporary short-term investments, money market fund investments, U.S. Government securities, or securities collateralized by
U.S. Government securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

     For illustrative purposes, the Tax-Exempt Fund may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Fund's total return. Information as to actual yield and total return is set forth under "Performance Information."

     The Tax-Exempt Fund also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $1,000 or $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $1,000 or $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Fund's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

Municipal Securities

     Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

     The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately- operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Government Securities

     Each Fund may acquire U.S. Government securities ("Government Securities"), including direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S.
Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Options

     To the extent consistent with their investment objectives, the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.

     Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Fund may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices (including the S&P 500 Index and S&P 100 Index) for the purposes and subject to the limitations stated herein and as outlined in "Risk/Return Information; Investment Objectives and Strategies
- S&P 100 Plus Fund" in the Prospectus. The S&P 100 Plus Fund may seek to enhance its return by writing covered call options or purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Fund may at times protectively hedge against an increase in the price of securities which the Fund plans to purchase or against a decline in the value of securities owned by the Fund. Whenever the Fund does not own securities underlying an open option position sufficient to cover the position, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the market value of the open position. The S&P 100 Plus Fund may also engage in option transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Fund's return through premium income.

     The PSE Tech 100 Index Fund may write (sell) covered call options and put options, and may purchase call options and put options on stock indices for the purposes and subject to the limitations outlined in "Risk/Return Information; Investment Objectives and Strategies - PSE Tech 100 Index Fund" in the Prospectus. See also "Risk/Return Information; Investment Objectives and Strategies - Additional Investment Practices and Risks - Index Options and Futures" in the Prospectus.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

     A Fund will only purchase put options on individual securities held by the Fund, or, in the case of the S&P 100 Plus Fund and the PSE Tech 100 Index Fund, on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Fund or an index on the securities.

     Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written
(sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Fund from the risk of a decline in the value of a security below the exercise price of the option. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Futures

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The S&P 100 Plus Fund may use futures on the S&P 500 Index and the PSE Tech 100 Index Fund may use them on the S&P 500 Index and the PSE Technology Index. The Dow Jones U.S.
Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may use futures on any of various broad based stock indexes, including the S&P 500 Index, S&P Mid-Cap 400 Index, Nasdaq Composite Index and Dow Jones U.S. Total Stock Market Index. If available, each of the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may also use futures on the principal sector index it attempts to trade and/or the customized index composed by Dow Jones from the broader principal sector index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the indices in which the Funds may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help the Advisor achieve the respective Fund's objective.

     Each of the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds generally will limit its use of futures contracts to hedging transactions and to equitize cash assets. The success of any hedging technique depends on the ability of the Advisor correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each such Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Funds will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of cash or Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

     While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position and the Fund would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, no Fund will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets. Additionally, a Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

     If a Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased
(put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund will realize a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

S&P 100 Index and PSE Technology Index

     For illustrative purposes, the S&P 100 Plus Fund and the PSE Tech 100 Index Fund sometimes includes in their supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the
S&P 500 stock indices (in the case of the S&P 100 Plus Fund), and the PSE Technology Index (in the case of the PSE Tech 100 Index Fund), over a period of time. The presentation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices or the PSE Technology Index, as the case may be, over the given time, with prices reflected on the vertical axis and years reflected on the horizontal axis.

     The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 stocks are all included in the S&P 500 Index, which is designed to be representative of the stock market as a whole. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Fund or the ability of that Fund to match the performance of either of those indices or of the broad stock market generally.

     The S&P 100 Plus Fund also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Fund to the growth of the S&P 100 Index over a given period of time. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.

     Historical prices are not necessarily indicative of the future prices of an index, or of the performance of a Fund or the ability of a Fund to match the performance of an index or of the stock market generally.

Foreign Investments

     The Managed Growth Fund may invest in foreign securities. The Managed Growth Fund will not invest in foreign securities which are not publicly traded on U.S. exchanges. However, it may invest up to 10% of its assets in American Depository Receipts ("ADRs") and other securities of foreign issuers that are traded on one of the three primary U.S. exchanges.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     Risks of Investing in Foreign Securities. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by the Managed Growth Fund. The value of the Fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisors expect that most foreign securities in which the Managed Growth Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on the Managed Growth Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

Short-Term Investments

     Each Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, a Fund will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase a Fund's cash position without limit for temporary defensive purposes.

     Government Securities. Each Fund may acquire Government Securities. A discussion of Government Securities is included under the caption "Investment Program - Government Securities" above.

     Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     Commercial Paper, Short-Term Notes, Variable Rate Demand Notes, Repurchase Agreements and Other Corporate Obligations. Each Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     Each Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment policies of each Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     Each Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     Money Market Funds. Each Fund may invest in money market mutual funds. An investment by a Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

Short Sales "Against-the-Box"

     Any of the Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. A Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." A Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

Repurchase Agreements

     Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

When-Issued and Delayed Delivery Transactions

     The Tax-Exempt  Fund and  the Government  Fund  may purchase  or  sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The purchasing Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. Neither Fund currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

Lending of Fund Securities

     In order to generate income, each Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, each Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The lending Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, a Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which a Fund lends its securities.

     To minimize the foregoing risks, each Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

Industry Concentration

     There may be periods of time during which the issuers represented in a stock index that a Fund attempts to track are concentrated in one or more industries. Notwithstanding the occurrence of such industry concentrations, each of the PSE Tech 100 Index Fund, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund intends to maintain its investments so as to replicate that index. As a result, a relatively high percentage of a Fund's assets may be concentrated from time to time in stocks of issuers within a single industry. Such issuers may be subject to the same economic trends. Securities held by such a Fund may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of many other investment companies.

Portfolio Turnover

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Government Fund expects to have a portfolio turnover rate between 100% and 300%. All of the other Funds expect portfolio turnover rates of less than 100%, given the fact that the Advisors make investments for their long-term growth potential, and does not engage in market-timing and short-term trading strategies.

     Because of their passive investment strategies, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund expect portfolio turnover rates of less than 50%. However, because the PSE Technology Index is "price weighted," that Fund may experience higher turnover and brokerage expenses than would be the case if the Index's component stocks were weighted by market capitalization, rather than by price. Ordinarily the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund will sell securities only to reflect certain administrative changes in their respective indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while attempting to replicate the composition of the relevant Index on a continuing basis. Upon notice of a change in the composition of their respective Indices, each of these Funds intends to adjust its investments as soon as reasonably practicable to more closely replicate its respective Index. Each of the S&P 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also anticipates some trading activity related to its over/underweighting strategies, separate and apart from changes in the relevant indices.

     For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rates for the Funds were as follows:

                         Portfolio Turnover Rates

           Fund                             2001        2000
           ----                             ----        ----
           Tax-Exempt                       6.3%       57.5%
           Government                     223.3%      329.0%
           S&P 100 Plus                    20.7%        7.0%
           PSE Tech 100 Index              22.4%       40.2%
           Managed Growth                  24.3%       38.7%
           Dow Jones U.S. Health Care      13.5%        N/A
           100 Plus(1)<F14>
           Dow Jones U.S. Financial 100     8.8%        N/A
           Plus(1)<F14>

------------
(1)<F14> The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. Their portfolio turnover rates for 2001 are not annualized.

                          INVESTMENT RESTRICTIONS

Restrictions for the Tax-Exempt, Governmental and S&P 100 Plus Funds

     Each of the Tax-Exempt, Governmental and S&P 100 Plus Funds has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Fund, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. These Funds may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Fund, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Fund from investing in municipal securities secured by real estate or interests therein.

     (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that a Fund may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers, except that the Tax-Exempt Fund may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the Nasdaq Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     In addition to the investment restrictions above, the Tax-Exempt Fund also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

     Each  Fund  also  is  subject  to  certain  nonfundamental  investment
restrictions   described   below.      See   "Investment   Restrictions   -
Nonfundamental Investment Restrictions Common to All Funds" below.

Restrictions for PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund

     Each of the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund has adopted the following fundamental investment restrictions. These Funds may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

     (2) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (5)  Issue senior securities.


     (6) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (7) Invest in commodities, but the Fund may invest in futures contracts and options.

     (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

     (9) Buy or sell real estate, real estate limited partnerships, or oil and gas interests or leases, but the Fund may invest in real estate investment trusts.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund may not:

     (A) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (B) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the Nasdaq Stock Market.

     (C) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund or more than 5% of the value of the total assets of the Fund would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

     In addition to the non-fundamental policies described above, the PSE Tech 100 Index Fund may not purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track-The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     A further fundamental restriction which affects the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds is that these Funds may not purchase illiquid securities with restrictions on resale if, after giving effect to the purchase, such securities would comprise more than 15% of the Fund's net assets.

     With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index Fund, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of North Track. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisors as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the PSE Tech 100 Index Fund back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Fund would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Fund to employ special pricing procedures. Because the stocks included in the PSE Technology Index are listed on the Nasdaq Stock Market or the New York Stock Exchange, the Fund does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

Restrictions for the Managed Growth Fund

     The  Managed  Growth  Fund  has  adopted  the  following   fundamental
investment restrictions.  The Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

     (2) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest more than 5% of the value of its assets in real estate investment trusts).

     (6) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (7) Make loans to other persons, except that the Fund may lend its portfolio securities subject to the conditions and limitations set forth in this Statement of Additional Information under "Investment Program - Lending of Portfolio Securities." For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Issue senior securities (other than the borrowings permitted above).

     (10) Buy or sell commodities (other than futures contracts and options thereon).

     (11) Invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in securities of any particular investment company or purchase more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as part of a merger, consolidation, reorganization or acquisition of assets.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Managed Growth Fund may not:

     (A) Invest in companies for the purpose of exercising control or management.

     (B) Invest in securities of other open-end investment companies (other than money market mutual funds which are subject to restrictions described above).

     (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Fund, except that this restriction does not apply to borrowings permitted above.

     (D) Purchase securities on margin, effect short sales of securities, write or sell put or call options, or engage in futures transactions.

     (E) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     (F) Invest in restricted securities, securities which are not readily marketable or other illiquid securities, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

     (G)  Purchase warrants.

     (H)  Invest less than 80% of its total assets in common stocks.

     (I)  Invest over 5% of its total assets in repurchase agreements.

     (J) Invest in oil, gas or other mineral exploration or development programs, except that the Fund may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

Non-Fundamental Investment Restrictions Common to All Funds

     The  1940  Act  currently  places  further  restrictions  on   certain
investments by each of the Funds, including: (a) subject to certain exceptions, the 1940 Act currently prohibits each Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of other investment companies in aggregate, or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Fund's net assets.

                         MANAGEMENT OF NORTH TRACK

Directors and Officers

     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of North Track, and hires the Funds' service providers, including the Funds' investment advisor and distributor of the Funds' shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation the investment advisory agreement with Ziegler and the Funds' distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler. The following table presents information about each director and officer of North Track:


                              Term of                      Number of
                              Office                       North Track
                              and        Principal         Funds        Other
Name,          Position(s)    Length     Occupation(s)     Overseen     Directorships
Address        & Held with    of Time    During Past       by           (2)<F16>
Age           North Track     Served(1)  Five Years        Director     Held by
                                   <F15>                                Director
-------       -----------     ---------  -------------     --------     -------------
Interested Directors and Officers:

Peter D.      Chairman of     Since      Director, The        10        None
Ziegler(3)    the Board       2000       Ziegler
<F17>                                    Companies, Inc.
215 N. Main                              from 1986 to
Street                                   2001; Chairman,
West Bend,                               The Ziegler Com-
WI 53095                                 panies, Inc.
Age: 52                                  from 1997
                                         to 2000;
                                         President and CEO,
                                         of The Ziegler
                                         Companies, Inc.
                                         from 1990 to 2000;
                                         Director, West
                                         Bend Mutual
                                         Insurance
                                         Company since
                                         1980;
                                         Director,
                                         Trustmark
                                         Insurance Cos.
                                         since 1980;
                                         Trustee, National
                                         YMCA Retirement Fund.


Steven P.     Director        Since      Managing Director    10        None
Kent(4)<F18>                  2001       in Corporate
8220                                     Finance
Greystone                                Department,
Court                                    Keefe, Bruyette &
Burr Ridge,                              Woods,
IL 60521                                 Incorporated
Age:  51                                 (investment
                                         banking firm)
                                         since August
                                         1998, Managing
                                         Director in
                                         Corporate Finance
                                         Department,
                                         Robert W. Baird &
                                         Co. Incorporated
                                         from 1983 to 1998.



Robert J.     President       Since      Managing             N/A       N/A
Tuszynski(5)                  1984       Director, Ziegler
250 E.                                   Investment Group,
Wisconsin                                B.C. Ziegler and
Ave.                                      Company, since
Milwaukee,                               1999; prior
WI 53202                                 thereto Senior
ge: 42                                   Vice President,
A                                        B.C. Ziegler and
                                         Company, from
                                         1996 to 1999.


James L.      Senior Vice     Since      Vice President -     N/A       N/A
Brendemuehl   President -     1999       Mutual Funds,
250 E.        Sales                      B.C. Ziegler and
Wisconsin                                Company since
Ave.                                     1995.
Milwaukee,
WI 53202
Age: 56

John H.       Senior Vice     Since      Wholesaler, B.C.     N/A       N/A
Lauderdale    President-      1993       Ziegler and
250 E.        Marketing                  Company since
Wisconsin                                1991.
Ave.
Milwaukee,
WI 53202
Age: 36


Franklin P.   Chief           Since      Manager of North     N/A        N/A
Ciano         Financial       1996       Track Operations,
215 N. Main   Officer and                B.C. Ziegler and
Street        Treasurer                  Company since
West Bend,                               1996.
WI 53095
Age: 49




Kathleen      Secretary       Since      Administrative       N/A       N/A
Cain                          1999       assistant to
20 E.                                    President of
Wisconsin                                North Track, B.C.
Ave.                                     Ziegler and
Milwaukee,                               Company, since
WI 53202                                 1999; prior
Age: 44                                  thereto,
                                         Assistant
                                         Secretary/Treasur
                                         er for Regal
                                         Ware, Inc.
                                         (kitchen items
                                         manufacturer).


Independent Directors:


Ralph J.      Director        Since      Chairman             10        one
Eckert                        1996       Emeritus and
2059                                     Director,
Keystone                                 Trustmark Insurance
Ranch Road                               Cos.
Dillon, CO                               from April 1997 to
80435                                    1999;Chairman
Age:  72                                 Trustmark Insurance
                                         Cos; from 1971 to 1997;
                                         Director, Trustmark
                                         Insurance Cos;
                                         from 1971 to 2000;
                                         Trustee of the
                                         Board of Pensions
                                         of the Evangelical
                                         Lutheran Church in
                                         America from 1991
                                         to 1997, and
                                         Chairman of the
                                         Board from 1993 to
                                         1997.


James G.      Director        Since      President and Man-   10        None
DeJong                        2001       aging Shareholder,
11000 N.                                 O'Neil, Cannon &
Wyngate                                  Hollman S.C. (law
Trace                                    firm)since 1978.
Mequon, WI
53092
Age: 50

Marcia L.     Director        Since      Retired; Senior      10        None
Wallace                       2001       Vice President in
575                                      Global Trust
Commonwealth                             Services and
Place                                    Institutional
Sarasota, FL                             Custody, First
34242                                    Chicago NBD/Bank
Age: 54                                  One from 1985 to
                                         1999.

----------
(1)<F15> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)<F16> Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3)<F17> Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his beneficial ownership of shares of common stock of The Ziegler Companies, Inc., the parent of Ziegler, and because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.

(4)<F18> Mr. Kent is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his employer, Keefe, Bruyette & Woods, Incorporated, provided investment-related services in 2000 to Ziegler in exchange for a fee.

(5)<F19> Mr. Tuszynski is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is the President of North Track and an officer of Ziegler.

Board Committees

     The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. DeJong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia
L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.

     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial state-ments. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended October 31, 2001.

     The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Funds.

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended October 31, 2001.

Director Ownership of Fund Shares

     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2001 is listed below.

                                                 Aggregate Dollar Range
                                                 of Equity Securities
                                                 in all Registered
                                                 Investment Companies
                                                 Overseen by Director
    Name of     Dollar Range of Equity           in Family of
   Director     Securities in the Fund           Investment Company
   --------     ----------------------           ----------------------


Peter D.        None (Tax-Exempt)                Over $100,000
Ziegler         None (Government)
                Over $100,000 (S&P 100 Plus)
                Over $100,000 (PSE Tech 100
                               Index)
                None (Dow Jones U.S. Health
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                $50,001-$100,000 (Managed
                                  Growth)
                Over $100,000 (Cash
                               Reserve)
                None (Wisconsin Tax-Exempt)
                $50,001-$100,000 (Achievers)


James G.        None (Tax-Exempt)                None
DeJong          None (Government)
                None (S&P 100 Plus)
                None (PSE Tech 100 Index)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Managed Growth)
                None (Cash Reserve)
                None (Wisconsin Tax-Exempt)
                None (Achievers)

Ralph J.        None (Tax-Exempt)                Over $100,000
Eckert          None (Government)
                $50,001-$100,000 (S&P 100
                                  Plus)
                $50,001-$100,000 (PSE Tech
                                 100 Index)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                $10,001-$50,000 (Managed
                                 Growth)
                $10,001-$50,000 (Cash
                                 Reserve)
                None (Wisconsin Tax-Exempt)
                $10,001-$50,000 (Achievers)


Steven P. Kent  None (Tax-Exempt)                $1-$10,000
                None (Government)
                None (S&P 100 Plus)
                $1-$10,000 (PSE Tech 100
                             Index)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Managed Growth)
                None (Cash Reserve)
                None (Wisconsin Tax-Exempt)
                None (Achievers)


Marcia L.       None (Tax-Exempt)               $1-$10,000
Wallace         $1-$10,000 (Government)
                None (S&P 100 Plus)
                None (PSE Tech 100 Index)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Dow Jones U.S. Health
                      Care 100 Plus)
                None (Managed Growth)
                None (Cash Reserve)
                None (Wisconsin Tax-Exempt)
                None (Achievers)

     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

Director Compensation

     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to directors of North Track for the fiscal year ended October 31, 2001.


                                          Pension or
                                          Retirement                     Total
                                           Benefits                   Compensation
                                           Accrued      Estimated      From North
   Name of                                As Part of     Annual        Track Fund
 Person and                                 North       Benefits      Complex (10
Position with      Compensation from        Track         Upon       Funds) Paid to
 North Track     North Track (By Fund)     Expenses    Retirement      Directors
-------------    ---------------------    ----------   ----------    --------------
Peter D.         $  296 (Tax-Exempt)          -0-           -0-           $8,749
Ziegler          $  250 (Government)
                 $2,186 (S&P 100 Plus)
                 $3,684 (PSE Tech 100
                         Index)
                 $  172 (Managed Growth)
                 $   44 (Dow Jones U.S.
                         Health Care
                         100 Plus)
                 $   31 (Dow Jones U.S.
                         Financial 100
                         Plus)
                 $1,391 (Cash Reserve)
                 $  418 (Wisconsin Tax-
                           Exempt)
                 $  278 (Achievers)


Richard H.       $  556 (Tax-Exempt)          -0-           -0-          $16,995
Aster(1)         $  464 (Government)
<F20>            $4,247 (S&P 100 Plus)
                 $7,508 (PSE Tech 100
                         Index)
                 $  298 (Managed Growth)
                 $   44 (Dow Jones U.S.
                         Health Care
                         100 Plus)
                 $   31 (Dow Jones U.S.
                         Financial 100
                         Plus)
                 $2,487 (Cash Reserve)
                 $  774 (Wisconsin Tax-
                           Exempt)
                 $  586 (Achievers)


Augustine J.     $  556 (Tax-Exempt)          -0-           -0-          $16,995
English (1)      $  464 (Government)
<F20>            $4,247 (S&P 100 Plus)
                 $7,508 (PSE Tech 100
                        Index)
                 $  298 (Managed Growth)
                 $   44 (Dow Jones U.S.
                         Health Care
                         100 Plus)
                 $   31 (Dow Jones U.S.
                          Financial 100
                          Plus)
                 $2,487 (Cash Reserve)
                 $  774 (Wisconsin Tax-
                           Exempt)
                 $  586 (Achievers)
James G.         $  155 (Tax-Exempt)          -0-           -0-           $4,375
DeJong           $  131 (Government)
                 $1,097 (S&P 100 Plus)
                 $1,775 (PSE Tech 100
                         Index)
                 $   93 (Managed Growth)
                 $   32 (Dow Jones U.S.
                          Health Care
                          100 Plus)
                 $   23 (Dow Jones U.S.
                          Financial 100
                          Plus)
                 $  719 (Cash Reserve)
                 $  220 (Wisconsin Tax-
                         Exempt)
                 $  130 (Achievers)

Ralph J.         $  556 (Tax-Exempt)          -0-           -0-          $16,995
Eckert           $  464 (Government)
                 $4,247 (S&P 100 Plus)
                 $7,508 (PSE Tech 100
                         Index)
                 $  298 (Managed Growth)
                 $   44 (Dow Jones U.S.
                         Health Care
                         100 Plus)
                 $   31 (Dow Jones U.S.
                         Financial 100
                         Plus)
                 $2,487 (Cash Reserve)
                 $  774 (Wisconsin Tax-
                         Exempt)
                 $  586 (Achievers)


Steven P.        $  155 (Tax-Exempt)          -0-           -0-           $4,375
Kent(2)<F21>     $  131 (Government)
                 $1,097 (S&P 100 Plus)
                 $1,775 (PSE Tech 100
                         Index)
                 $   93 (Managed Growth)
                 $   32 (Dow Jones U.S.
                           Health Care
                          100 Plus)
                 $   23 (Dow Jones U.S.
                           Financial 100
                           Plus)
                 $  719 (Cash Reserve)
                 $  220 (Wisconsin Tax-
                           Exempt)
                 $  130 (Achievers)
Marcia L.        $  155 (Tax-Exempt)          -0-           -0-           $4,375
Wallace(2)       $  131 (Government)
<F21>            $1,097 (S&P 100 Plus)
                 $1,775 (PSE Tech 100
                         Index)
                 $   93 (Managed Growth)
                 $   32 (Dow Jones U.S.
                          Health Care
                          100 Plus)
                 $   23 (Dow Jones U.S.
                          Financial 100
                          Plus)
                 $  719 (Cash Reserve)
                 $  220 (Wisconsin Tax-
                         Exempt)
                 $  130 (Achievers)

----------

(1)<F20>  Retired from the Board as of November 9, 2001.

(2)<F21>  Elected to the Board as of May 31, 2001.

Material Transactions With Independent Directors

     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly control-ling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Codes of Ethics

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds' securities trades cannot use that information in a manner which is detrimental to the Funds and/or which benefits the person.

Elimination of Sales Loads for Affiliates

     Class A shares of each Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of each Fund without a sales charge. Also, employees of Pacific Exchange Incorporated may purchase Class A shares of the PSE Tech 100 Index Fund at net asset value, and employees of Dow Jones may purchase Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund or Dow Jones U.S. Financial 100 Plus Fund at net asset value. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of each Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

The Investment Advisors

     Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides each Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. North Track and Ziegler have retained Geneva Capital to serve as sub-advisor to the Managed Growth Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company.

     The advisory and sub-advisory agreements pursuant to which the Advisors are retained by the Funds provide for compensation to the Advisors (computed daily and paid monthly) at annual rates based on the relevant Fund's average daily net assets as follows:

                                                      Sub-Advisory Fee Paid By
                                  Advisory Fee        Ziegler to the Sub-
Fund                             Paid to Ziegler      Advisor(1)<F22>
----                             ---------------      ------------------------
Tax-Exempt and Government
Funds:
     First $50 million in          0.60 of 1%                      N/A
     Next $200 million in          0.50 of 1%
     Assets over $250              0.40 of 1%
S&P 100 Plus Fund:
     First $20 million in          0.575 of 1%                     N/A
     Next $30 million in           0.450 of 1%
     Next $50 million in           0.400 of 1%
     Next $400 million in          0.350 of 1%
     Assets over $500              0.300 of 1%
PSE Tech 100 Index Fund:
     First $50 million in          0.50 of 1%                      N/A
     Next $200 million in          0.30 of 1%
     Next $250 million in          0.25 of 1%
     Assets over $500              0.20 of 1%
Dow Jones U.S. Health Care 100 Plus Fund:
     First $100 million in         0.550 of 1%                     N/A
     Next $400 million in          0.500 of 1%
     Assets over $500              0.450 of 1%
Dow Jones U.S. Financial 100 Plus Fund:
     First $100 million in         0.550 of 1%                     N/A
     Next $400 million in          0.500 of 1%
     Assets over $500              0.450 of 1%
Managed Growth Fund:
     First $250 million in         0.75 of 1%                  0.375 of 1%
     Assets over $250              0.65 of 1%                  0.325 of 1%
----------

(1)<F22> Ziegler (rather than the Managed Growth Funds) pays fees to the sub-advisor (Geneva Capital) out of the advisory fees it receives from the Managed Growth Fund.

     The following table shows the advisory fees paid by each Fund during the past three fiscal years (or such shorter period during which the Fund has conducted operations).

                                      Advisory Fees Paid to Ziegler
                                      -----------------------------

Fund                                2001            2000      1999(1)<F23>
----                                ----            ----      -----------
Tax-Exempt(2)<F24>              $221,475        $233,863        $249,494
Government(2)<F24>               187,182         200,953         193,345
S&P 100 Plus(2)<F24>           1,051,045       1,169,901         691,480
PSE Tech 100 Index(2)<F24>     1,385,786       1,545,410         433,025
Dow Jones U.S. Health Care        19,132             N/A             N/A
100 Plus(3)<F25>
Dow Jones U.S. Financial 100      12,926             N/A             N/A
Plus(3)<F25>
Managed Growth                   147,644          91,708          32,184

----------

(1)<F23> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F24> The table does not reflect expenses that Ziegler reimbursed to the Funds and fees it waived during the periods presented. See the table below.

(3)<F25> The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund first commenced operations on April 17, 2001. Accordingly, the advisory fees for these funds cover the period from April 17, 2001 to October 31, 2001.

     The following table sets forth the fees waived and expenses reimbursed by Ziegler during the past three fiscal years (or such shorter period during which the Fund has conducted operations):

             Expense Reimbursements and Fee Waivers by Ziegler
             -------------------------------------------------

Fund                                   2001           2000    1999(1)<F26>
----                                   ----           ----    -----------
Tax-Exempt                             $-0-        $13,047          $-0-
Government                              -0-         15,829           -0-
S&P 100 Plus                            -0-        167,242        10,732
PSE Tech 100 Index                      -0-        545,399       184,234
Managed Growth(2)<F27>               37,892         57,159       106,790
Dow Jones U.S. Health Care 100       68,969            N/A           N/A
Plus(2)<F27>
Dow Jones U.S. Financial 100         70,944            N/A           N/A
Plus(2)<F27>

----------

(1)<F26> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F27> The Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund first commenced operations on April 17, 2001. Accordingly, these expense reimbursements cover the period from April 17, 2001 to October 31, 2001.

     The following table shows the fees paid by Ziegler to Geneva Capital, the sub-advisor of the Managed Growth Fund, for the periods indicated. Ziegler paid these sub-advisory fees out of the advisory fee it received from the Managed Growth Fund.

              Sub-Advisory Fees Paid by Ziegler to Geneva Capital
              ---------------------------------------------------
                2001              2000                       1999
                ----              ----                       ----
              $73,822            $45,854                  -0-(1)(2)
                                                          <F28><F29>

----------

(1)<F28> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F29> Geneva Capital waived the entire sub-advisory fee for the ten months ended October 31, 1999, which amounted to $16,092.

     On August 10, 2001, the Board of Directors approved the renewal of the Investment Advisory Agreement with Ziegler for each of the Funds and the Sub-Advisory Agreement with Geneva Capital for the Managed Growth Fund. The primary factors that the Board considered in its decision to renew the existing advisory and sub-advisory agreements were: the scope and quality of the services provided; the advisory fees and fee structure for the Funds generally and in comparison to those of other similar funds; the performance of the Funds and in relation to the performance of other comparable funds; and the availability, cost and value of alternative means of obtaining such services. The Board concluded that Ziegler and Geneva Capital have considerable investment management experience (particularly with overweighting/underweighting strategies for Ziegler and mid-cap stocks for Geneva Capital) and adequate personnel and other resources, the performance of the Funds is competitive with other similar funds, and the advisory fees and expense ratios of the Funds were not significantly higher than other similar funds.

Accounting/Pricing Services

     In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Fund per year is .03 of 1% of the Fund's total assets of $30 million but less than $100 million, .02 of 1% of the Fund's total assets of $100 million but less than $250 million and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per fund per year, plus expenses.

     The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

     The table below shows the total compensation paid by each Fund to Ziegler for its accounting/pricing services during each of the past three fiscal years (or such shorter period during which the particular Fund conducted operations).

                         Accounting/Pricing Fees for the Fiscal Year
                         -------------------------------------------

Fund                            2001        2000     1999(1)<F30>
----                            ----        ----     -----------
Tax-Exempt                   $21,103     $21,880        $21,166
Government                    19,312      20,202         18,093
S&P 100 Plus                  72,608      74,825         50,125
PSE Tech 100 Index            93,875      95,924         37,084
Managed Growth `              19,000      19,000         14,250
Dow Jones U.S.                 8,656         N/A            N/A
Health Care 100
Plus2<F31>
Dow Jones U.S.                 8,656         N/A            N/A
Financial 100
Plus2<F31>
----------

(1) <F30>For the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Funds' new fiscal year).

(2) <F31>The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. These fees cover the period from April 17, 2001 to October 31, 2001.

Administrative Services

     Ziegler also provides certain administrative services to the Funds, including the following:

          o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

          o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

          o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and each Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and each Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

          o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

          o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;


          o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

          o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

          o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

          o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and each Fund and to the extent necessary to comply with new legal or regulatory requirements;

          o Respond to surveys conducted by third parties and report each Fund's performance and other portfolio information;

          o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to each Fund;

          o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

          o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

          o Maintain and pay membership fees associated with the Fund's membership in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. Each Fund pays Ziegler compensation for providing these services at the rate of 0.1 of 1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each of the Funds from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the relevant Fund. Either party may terminate the Administration Agreement with respect to any or all of the Funds at any time on not less than sixty
(60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or any Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

Other Services Provided By Ziegler

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of
Shares." In addition Ziegler receives reimbursement from each Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by each Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

Custodian Services

     Union Bank  of California  serves as  the custodian  of North  Track's
assets, pursuant  to a  Custodian Servicing  Agreement.   The Custodian  is
responsible for holding and  safekeeping of each Fund's assets.

Transfer Agent Services

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to each Fund.

                            PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days' notice and will automatically terminate if assigned.

Class A Shares

     The public offering price of each Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. For the Income-Oriented Funds (Tax-Exempt and Government Funds) the maximum front-end sales charge is 3.50% of the offering price. For the Equity-Oriented Funds (S&P 100 Plus, PSE Tech 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) the maximum front-end sales charge is 5.25% of the offering price.

     Class A shares of each Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which:
(1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Funds at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Funds; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

Class B Shares

     You may purchase Class B shares of all of the Equity-Oriented Funds. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The Class B shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

Class C Shares

     You may purchase Class C shares in all of the Equity-Oriented Funds and the Government Fund. The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

Dealer Reallowances

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of each Fund, which reallowance is equal to the following percentage of the offering price of such shares:

                                         Dealer Reallowance
                              ---------------------------------------
                                  Income-Oriented     Equity-Oriented
Size of Investment                 Funds(1)<F32>      Funds(2)<F33>
------------------                ---------------     ---------------

Less than $25,000                       3.00%               4.50%
$25,000 but less than $50,000           2.75%               4.25%
$50,000 but less than $100,000          2.25%               4.25%
$100,000 but less than $250,000         1.75%               3.25%
$250,000 but less than $500,000         1.25%               2.50%
$500,000 but less than $1,000,000       1.00%               1.80%
$1,000,000 or more                      None                0.50%

---------

(1)<F32>  The Income-Oriented Funds include the Tax-Exempt and Government
  Funds.

(2)<F33> The Equity-Oriented Funds include the S&P 100 Plus, PSE Tech 100 Index, Managed Growth, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds.

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:


          o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

          o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of a Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor will pay a commission to Selected Dealers who sell Class C shares of a Fund in an amount equal to 1.00% of the net asset value of the shares sold.

     The table below shows commissions that Ziegler earned on sales of shares of each Fund during the past three fiscal years, including front-end sales charges on Class A and Class C shares and contingent deferred sales charges on Class B and Class C shares.

                                Commissions Earned by Ziegler on Sales of
                                Fund Shares for the Indicated Fiscal Year
                                ------------------------------------------

Fund                                  2001          2000       1999(1)<F34>
----                                  ----          ----       -----------
Tax-Exempt                          $3,727        $4,890          $10,493
Government                          11,458         5,063           32,631
S&P 100 Plus                       333,382       767,144          870,283
PSE Tech 100 Index                 366,241     2,008,371        1,098,728
Dow Jones U.S. Health Care         139,892           N/A              N/A
100 Plus(2)<F35>
Dow Jones U.S. Financial            80,981           N/A              N/A
U.S. 100 Plus(2)<F35>
Managed Growth                      62,069        36,503           97,275

(1)<F34> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F35> The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds first commenced operations on April 17, 2001. Accordingly, the amounts for these Funds cover the period from April 17, 2001 to October 31, 2001.

                           DISTRIBUTION EXPENSES

     North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of 0.25% on an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the
Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

Class A Shares

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

Class B and Class C Shares

     The maximum amount of fees payable under the Plan during any calendar year by a Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

     The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan  also  states  that  it  is  recognized  that  the  costs  of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

     The table below shows the total Rule 12b-1 fees paid to Ziegler during the fiscal year ended October 31, 2001 with respect to Class A, Class B and Class C shares of each Fund.


                            Rule 12b-1 Fees Paid in Fiscal Year Ended October 31, 2001
                            ----------------------------------------------------------
Fund                      Class A Shares   Class B Shares    Class C Shares      Total
----                      --------------   --------------    --------------      -----
Tax-Exempt                    $92,548              N/A               N/A        $92,548
Government                    $77,039              N/A                $0        $78,905
S&P 100 Plus                 $515,198         $652,142            $1,866     $1,220,642
PSE Tech 100 Index           $768,374       $1,580,867           $53,302     $2,459,235
Dow Jones U.S. Health          $3,692           $6,558          $109,994        $14,449
Care 100 Plus(1)<F36>
Dow Jones U.S. Financial       $2,889           $3,347            $3,075         $9,231
100 Plus(1)<F36>
Managed Growth                $33,351          $51,704            $6,222        $91,277

----------

(1)<F36> The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001. Accordingly, the amounts listed for these Funds cover the period from April 17, 2001 to October 31, 2001.

     The principal types of activities for which each Fund made payments under the Plan for the fiscal year ended October 31, 2001 were as follows:



                                        Printing/Mailing
                                        of Prospectus                                           Sales
                Advertising/            (other than to          Underwriter  Broker-Dealer      Personnel
Fund            Sales Literature        current investors)      Compensation Compensation*<F37> Compensation
----            ----------------        ------------------      ------------ -------------      ------------

Tax-Exempt         --                    --                     $0              $92,548         --
Government         --                    --                     $1,809          $77,096         --
S&P 100 Plus       --                    --                     $596,405        $624,237        --
PSE Tech 100 Index --                    --                     $1,464,13       $995,097        --
Dow Jones U.S.     --                    --                     $10,286         $4,163          --
 Health Care
 100 Plus
Dow Jones U.S.     --                    --                     $6,087          $3,144          --
 Financial 100
 Plus
Managed Growth     --                    --                     $48,035         $43,242         --

---------

*<F37>   Includes aggregate compensation of $715,136 paid to Ziegler as a selected dealer.

                DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of each Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Each Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on any other day when the Exchange is closed.

     Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the
Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                          PERFORMANCE INFORMATION

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Fund may advertise its "tax equivalent yield," which is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund which is not tax-exempt. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the funds and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

Average Annual Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n =ERV
Where:
     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment
               made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for the Class A shares of each Fund for the 1, 5 and 10-year periods ended October 31, 2001 are set forth in the table below. The total returns for the Government and Tax-Exempt Funds have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Funds from 4.5% to 3.5% of the public offering price. The total returns for Class A shares of the S&P 100 Plus and PSE Tech 100 Index Funds have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Funds from 4.50% to 5.25% of the public offering price.


Class A Shares
--------------
                                                        10 Years, or, if Less, From
Fund                        1 Year         5 Years      Commencement of Operation
----                        ------         ------       ---------------------------
Tax-Exempt                  7.08%          4.27%                5.81%
Government                  8.29%          5.88%                6.29%
S&P 100 Plus              -31.55%          8.91%                11.59%
PSE Tech 100 Index        -42.18%         20.09%                18.50%(1)
                                                                    <F39>
Dow Jones U.S. Health         N/A            N/A               -3.26%(2)
Care 100 Plus                                                       <F40>
Dow Jones U.S. Financial      N/A            N/A               -12.92%(2)
100 Plus                                                            <F40>
Managed Growth             -24.61%          N/A               -0.01%(3)
                                                                    <F41>

----------

(1)<F39>  The  PSE Tech  100 Index Fund  commenced operations  on July  10,
  1996.

(2)<F40>  The Dow  Jones U.S.  Health  Care 100  Plus  and Dow  Jones  U.S.
  Financial 100  Plus Funds commenced  operations on April  17, 2001.   Not
  annualized.

(3)<F41>  The Managed Growth Fund commenced operations on January 1, 1999.

     The average annual total returns for the Class B shares of each Fund that offers Class B shares for the indicated periods ended October 31, 2001 are set forth in the table below.

Class B Shares
--------------

                                        From Availability of Class B
                                       Shares on July 27, 1998, or if
                                         Less, From Commencement of
Fund                         1 Year              Operation
----                        --------   -----------------------------
S&P 100 Plus                 -31.82%               -2.20%
PSE Tech 100 Index           -41.84%               15.18%
Dow Jones U.S. Health            N/A               -3.30% (1)<F42>
Care 100 Plus
Dow Jones U.S. Financial         N/A              -12.98% (1)<F42>
100 Plus
Managed Growth               -24.93%               -0.14% (2)<F43>
----------

(1)<F42> Covers the period from April 17, 2001 (the commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(2)<F43> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

     The average annual total returns for the Class C shares of each Fund that offers Class C shares for the indicated periods ended October 31, 2001 are set forth in the table below.

Class C Shares
--------------
                                           From Availability of
                                         Class C Shares on May 8,
                                          2000, or if Less, From
Fund                         One Year    Commencement of Operation
----                         --------    -------------------------
Government                      9.41%              10.28%
S&P 100 Plus                  -29.66%             -22.15%
PSE Tech 100 Index            -40.50%             -32.95%
Managed Growth                -22.31%              -3.52%
Dow Jones U.S. Health Care        N/A              -0.22%(1)<F44>
100 Plus
Dow Jones U.S. Financial          N/A             -10.23%(1)<F44>
100 Plus
----------

(1)<F44> Covers the period from April 17, 2001 (the commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have experienced in  the relevant  Fund since  the  commencement of  the  Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

Average Annual Total Return (After Taxes on Distributions)

     Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the periods a Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:
                              P(1+T)n = ATV D
     Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return (after taxes on distributions).
     n   =     average number of years
     ATVD =    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     The average annual total returns after taxes on distributions for Class A shares of each Fund for the one, five and ten-year periods, or, if less, from commencement of operations through October 31, 2001 are set forth in the table below:


Class A Shares
--------------
                                                      10 Years, or,
                                                      if Less, From
                                                     Commencement of
Fund                          1 Year     5 Years        Operation
----                          ------      ------     ---------------
Tax-Exempt                     7.08%       3.84%           5.59%
Government                     6.58%       3.50%           3.78%
S&P 100 Plus                 -31.80%       7.93%           10.43%
PSE Tech 100 Index           -45.43%      17.44%           15.99%(1)<F45>
Dow Jones U.S. Health Care       N/A         N/A           -3.26%(2)<F46>
100 Plus
Dow Jones U.S. Financial         N/A         N/A          -12.93%(2)<F46>
100 Plus
Managed Growth               -24.61%         N/A           -0.01%(3)<F47>
----------

(1)<F45> Covers the period from July 10, 1996 (commencement of operations of the PSE Tech 100 Index Fund through October 31, 2001.

(2)<F46> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(3)<F47> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

     The average annual total returns after taxes on distributions for the Class B shares of each Fund that offers Class B shares for the indicated periods ended October 31, 2001 are set forth in the table below.

Class B Shares
--------------
                                      From Availability of Class
                                      B Shares on July 27, 1998,
                                           or if Less, From
Fund                         1 Year   Commencement of Operation
----                         ------   -------------------------
S&P 100 Plus                -32.08%             -2.48%
PSE Tech 100 Index          -45.73%             11.42%
Dow Jones U.S. Health           N/A             -3.39%(1)<F48>
Care 100 Plus
Dow Jones U.S. Financial        N/A            -12.98%(1)<F49>
100 Plus
Managed Growth              -24.93%             -0.19%(2)<F49>
----------

 (1)<F48> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(2)<F49> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

     The average annual total returns after taxes on distributions for the Class C shares of each Fund that offers Class C shares for the indicated periods ended October 31, 2001 are set forth in the table below.

Class C Shares
--------------
                                         From Availability of
                                       Class C Shares on May 8,
                                        2000 or if Less, From
Fund                         1 Year   Commencement of Operation
----                         ------   -------------------------
Government                     7.81%             8.52%
S&P 100 Plus                 -29.93%           -22.11%
PSE Tech 100 Index           -43.96%           -35.27%
Dow Jones U.S. Health Care       N/A            -0.23%(1)<F50>
100 Plus
Dow Jones U.S. Financial         N/A           -10.22%(1)<F50>
100 Plus
Managed Growth               -22.30%            -3.47%(2)<F51>
----------

 (1)<F50> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(2)<F51> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

Average Annual Total Return (After Taxes on Distributions and Redemption)

     The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)n = ATV DR
     Where:

     P         =    a hypothetical initial payment of $1,000
     T         =    average annual total return (after taxes on
                    distributions and redemption).
     n         =    number of years
     ATVDR     =    ending value of a hypothetical $1,000 payment made at
                    the beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions and redemption

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     If a Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total return after taxes on distributions and redemption of shares for Class A shares of each Fund for the one, five and ten-year periods, or, if less, from commencement of operations though October 31, 2001 are set forth below.

Class A Shares
--------------
                                                         10 Years, or, if Less,
                                                          From Commencement of
Fund                          1 Year        5 Years             Operation
-----                         ------        --------      ---------------------

Tax-Exempt                      5.85%        4.00%             5.52%
Government                      4.99%        3.47%             3.78%
S&P 100 Plus                  -18.91%        7.00%             9.35%
PSE Tech 100 Index            -22.88%        16.34%           15.00%(1)<F52>
Dow Jones U.S. Health             N/A           N/A           -2.00%(2)<F53>
Care 100 Plus
Dow Jones U.S. Financial          N/A           N/A           -8.02%(2)<F53>
100 Plus
Managed Growth                -14.90%           N/A            -0.01%(3)<F54>
----------

(1)<F52> Covers the period from July 10, 1996 (commencement of operations of the PSI Tech 100 Index Fund through October 31, 2001.

(2)<F53> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(3)<F54> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

     The average annual total return after taxes on distributions and redemption of shares for the Class B shares of each Fund that offers Class B shares for the indicated periods ended October 31, 2001 are set forth in the table below.

Class B Shares
--------------
                                         From Availability of Class B
                                        Shares on July 27, 1998 or, if
                                          Less, From Commencement of
Fund                         One Year              Operation
----                         --------     --------------------------
S&P 100 Plus                 -16.91%               -0.98%
PSE Tech 100 Index           -20.98%               12.36%
Dow Jones U.S. Health Care       N/A               -2.06%(1)F55>
100 Plus
Dow Jones U.S. Financial         N/A               -5.27%(1)<F55>
100 Plus
Managed Growth               -12.78%               -1.01%(2)<F56
----------

(1)<F55> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(2)<F56> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

     The average annual total returns after taxes on distributions and redemption of shares for the Class C shares of each Fund that offers Class C shares for the indicated periods ended October 31, 2001 are set forth in the table below.

                                            From Availability of Class C
                                            Shares on May 8, 2000 or, if
                                             Less, From Commencement of
Fund                          One Year                Operation
----                           -------       ---------------------------
Government Fund                  6.26%                 7.86%
S&P 100 Plus                   -17.31%               -16.83%
PSE Tech 100 Index             -21.42%               -24.75%
Dow Jones U.S. Health              N/A                -0.14%(1)<F57>
Care 100 Plus
Dow Jones U.S. Financial           N/A                -5.77%(1)<F57>
100 Plus
Managed Growth                 -13.11%                -2.25%(2)<F58>
----------

(1)<F57> Covers the period from April 17, 2001 (commencement of operations of the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds) through October 31, 2001. Not annualized.

(2)<F58> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2001.

Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


Where:
     a =  dividends and interest earned during the period.
     b =  expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

     The yields for certain of the Funds for the month ended October 31, 2001 were: 3.29% for the Tax-Exempt Fund, and 2.26% for the Government Fund (Class A). When advertising yield, a Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

     A tax-equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Fund (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax-equivalent yield, assuming a 33% marginal tax rate, for the month ended October 31, 2001 was 4.90% for the Tax-Exempt Fund.

     Performance information for the Funds may be compared to various unmanaged indices, such as the S&P 500 Stock Index, the S&P 100 Index, the S&P MidCap 400 Stock Index or the Russell Midcap Index, as well as indices of similar mutual funds. A Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in a Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund or North Track include, but are not limited to, the following:

Bloomberg Wealth Manager
The Business Journal
Business Week
Changing Times
Chicago Tribune
Chicago Sun-Times
Crain's Chicago
Business
Consumer Reports
Consumer Digest
Financial Advisor
Financial World
Forbes
Fortune
Investor's Daily
Los Angeles Times
Milwaukee Journal Sentinel
Money
Mutual Fund Letter
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
Pension and Investments
Personal Investor
Stanger Reports
Time
USA Today
U.S. News and World Reports
The Wall Street Journal

     When a newspaper, magazine or other publication mentions North Track or a Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for a Fund.

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to any stock index, average or grouping, including without limitation any of the following indexes or averages:

Dow Jones U.S. Total Market Index  New  York Stock Exchange  Composite Index
Dow Jones Industrial Average       American  Stock Exchange  Composite Index
Russell  2000   Small   Stock
  Index                            Nasdaq Composite
Mid-Cap Stock Index                Nasdaq Industrials
Russell 1000 Stock Index           Nasdaq 100 Index
Russell 2500 Index                 Dow Jones U.S. Healthcare Index
Standard & Poor's 500  Stock
  Index                            Dow Jones U.S. Financial Index
Standard & Poor's    400
Industrials                        (These  indexes  generally  reflect
Standard & Poor's Mid-Cap 400      the performance of stock  traded in
  Index                            the indicated markets.)
Wilshire 5000
Wilshire 4500
Wilshire 4000

(These indexes are widely
recognized indicators of
general U.S. stock market
results.)

     The performance of a Fund may also be compared to any mutual fund index or average, including without limitation any of the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital
Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, a Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, a Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. A Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, each Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. Each Fund plans to distribute its income and capital gains so as to avoid the excise tax. Each Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, a Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

     A portion of each Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Funds is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls North Track or any Fund.

     As of February 1, 2002, no person was known to North Track to be the 5% or more of the outstanding shares of North Track's common stock, of any of the Funds or of any class of shares of any Fund, except as reflected in the table below:

                                              Percentage of    Percentage of
Holder                            Class       Class Owned      Fund Owned
------                            -----       -------------    -------------
Government Fund:
 Ottawa County #28                    A           7.82%            7.67%
 C/o Mary Richardson Treas
 414 Washington
 P.O. Box 705
 Grand Haven, MI 49417-0705
 (beneficial holder)

 PFPC Trust Co C/F IRA FBO            C          14.51%            0.29%
 James R. Bosman
 7598 Sand Bay Road
 Sturgeon Bay, WI 54235
 (beneficial holder)

 Donaldson Lufkin Jenrette            C          12.82%            0.25%
 Securities Corporation
 Bin#5AV648872
 P.O. Box 2052
 Jersey City, NJ 07303-9998
 (record holder)

 PFPC Trust Co C/F IRA FBO                       10.71%            0.21%
 Randall D. Helms
 5052 Church Road                     C
 New Franken, WI 54229
 (beneficial holder)

 Chris D. Everett and                 C          10.57%            0.21%
 Karen M. Everett JTWROS
 597 Ringtown Road
 Zions Grove, PA 17985-0000
(beneficial holder)

 Donaldson Lufkin Jenrette            C           6.38%            0.13%
 Securities Corporation
 Bin#44A133444
 P.O. Box 2052
 Jersey City, NJ 07303-9998
 (record holder)

 Donaldson Lufkin Jenrette            C           6.22%            0.12%
 Securities Corporation
 Bin#44A133451
 P.O. Box 2052
 Jersey City, NJ 07303-9998
 (record holder)

 Donaldson Lufkin Jenrette            C           6.06%            0.11%
 Securities Corporation
 Bin#44A133436
 P.O. Box 2052
 Jersey City, NJ 07303-9998
 (record holder)

S&P 100 Plus Fund:
 Circle Trust Company Trst            A           5.77%            4.18%
 Emplanet Retirement Savings Plan
 Metro Center
 One Station Place
 Stamford, CT 06902
 (record holder)

 Blount Orthopaedic Clinic Ltd        C          15.16%            0.54%
 Employees Balanced PSP FBO
 William T. Dicus
 Attn: David Becker
 625 E. St. Paul Ave.
 Milwaukee, WI 53202
 (beneficial holder)

 Mary E. List                         C           8.42%            0.30%
 8220 N. County Hwy M
 Evansville, WI 53536-0000
 (beneficial holder)

PSE Tech 100 Index Fund:
 Charles Schwab & Co. Inc.            A          21.13%            13.91%
 Special Custody Account FBO
 Customers
 Attn: Mutual Funds
 101 Montgomery St.
 San Francisco, CA 94104-4122
 (record holder)

 Salomon Smith Barney, Inc.           C          15.92%            0.48%
 00109801250
 333 West 34th St - 3rd Floor
 New York, NY 10001
 (record holder)

Dow Jones U.S. Health Care 100
Plus Fund:
 Circle Trust Company Trst            A           6.92%            3.63%
 Emplanet Retirement Savings Plan
 Metro Center
 One Station Place
 Stamford, CT 06902
 (record holder)

Dow Jones U.S. Financial 100
Plus Fund:
 Charles Schwab & Co. Inc.            A          12.11%            6.73%
 Special Custody Account FBO
 Customers
 Attn: Mutual Funds
 101 Montgomery St.
 San Francisco, CA 94104-4122
 (record holder)

 Circle Trust Company Trst                        7.91%            4.40%
 Emplanet Retirement Savings Plan
 Metro Center
 One Station Place                    A
 Stamford, CT 06902
 (record holder)

Managed Growth Fund:
 Steph & Co.                          A          16.06%            10.61%
 The Stephenson National Bank &
 Trust
 1820 Hall Ave.
 P.O. Box 137
 Marinette, WI 54143-0137
 (record holder)

 PFPC Trust Co. Cust.                 A           5.74%            3.79%
 William Schneider IRA
 4424 Oak Ridge Cir.
 De Pere, WI 54115-9224
 (beneficial holder)

 Donaldson Lufkin Jenrette            C           6.58%            0.33%
 Securities Corporation
 Bin#44A100237
 P.O. Box 2052
 Jersey City, NJ 07303-9998
 (record holder)

     As of February 1, 2002, the officers and directors of North Track as a group owned less than 1% of the outstanding shares of each Fund, and of each class of each Fund, except that the officers and directors as a group owned 1.13% of the outstanding Class A shares of the Managed Growth Fund, which amounted to less than 1% of the outstanding shares of all classes of the Managed Growth Fund.


     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of an Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Funds.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the
Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

     North Track does not believe the Funds pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients (including the Fund), and such research products or services may not necessarily be used by the Advisor in connection with client accounts (including the Fund) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Funds may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by North Track's Board of Directors.

     The Advisor may direct portfolio transactions for a Fund to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by that Fund are returned to that Fund and used to pay some of that Fund's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

     The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund execute program trades on a regular basis. Over-the-counter stocks may be part of these program trades. As a result, those stocks may be traded with an agent rather than a market maker, which may result in higher commissions.

     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by each Fund on purchases and sales of portfolio securities.

Fund                      2001           2000        1999(1)<F59>
----                      ----           ----        -----------

S&P 100 Plus           $108,72         $37,658            $26,320
                             8
PSE Tech 100 Index     118,693         260,297            106,650
Dow Jones U.S.           6,513
Health Care 100                            N/A                N/A
Plus(2)<F60>
Dow Jones U.S.           4,139
Financial 100                              N/A                N/A
Plus(2)<F60>
Managed Growth          10,306           9,017              8,910
----------

(1)<F59> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F60> The Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

     During the fiscal years ended October 31, 2001 and 2000 and the ten-month period ended October 31, 1999 (or the portion of such fiscal year during which the relevant Fund was in operation), the aggregate brokerage commissions paid by each Fund to Ziegler were as follows:

                                Brokerage Commissions Paid to
                              Ziegler or Its Affiliates for the
                                    Indicated Fiscal Year
                              ---------------------------------

Fund                              2001        2000  1999(1)<F61>
----                              ----        ----  -----------
S&P 100 Plus                    $5,577     $16,075     $11,212
PSE Tech 100 Index                   0      20,283       8,922
Dow Jones U.S. Health Care           0         N/A         N/A
100 Plus(2)<F62>
Dow Jones U.S. Financial             0         N/A         N/A
100 Plus(2)<F62>
Managed Growth                       0       1,280       4,345
                                ------     -------     -------
    TOTAL                       $5,577     $44,406     $35,268
                                ------     -------     -------
                                ------     -------     -------

----------

(1)<F61> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Funds' new fiscal year).

(2)<F62> The Dow Jones U.S. Health Care 10 Plus and Dow Jones U.S. Financial 100 Plus Funds commenced operations on April 17, 2001.

     The amount received by Ziegler for the fiscal year ended October 31, 2001 constituted 2.2% of the aggregate brokerage commissions paid by North Track during that fiscal year, and the brokerage commissions earned by Ziegler during that fiscal year were earned on approximately 3.5% of the total dollar amount of portfolio transactions of North Track which involved the payment of commissions.

     Except for commissions paid to Ziegler, none of the Funds paid brokerage commission to any affiliate of any of the Advisors during the periods presented.

                COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of each Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information and reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.


                           FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of each Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from North Track's 2001 Annual Report to shareholders of the Funds.

     1.   Balance Sheet of each Fund dated October 31, 2001.
     2.   Statement of Operations of each Fund for the year ended October
          31, 2001.
     3. Statements of Changes in Net Assets of each Fund for the year ended October 31, 2001 and October 31, 2000.
     4.   Schedule of Investments for each Fund as of October 31, 2001.
     5.   Financial Highlights of each Fund.
     6.   Notes to Financial Statement.


     A copy of the 2001 Annual Report may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone: 1-800-826-4600.

               DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

     Each Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.

CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The  ratings  are  based,  in   varying  degrees,  on  the   following
considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's four highest rating categories are as follows:


     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

     Aaa. Bonds which are rated Aaa are judged to be the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

     AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General
-------

     The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

     Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

     SP-1.     Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2.     Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)
Fitch Investors Service, Inc.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

      F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.
RATINGS OF COMMERCIAL PAPER
Standard & Poor's Ratings Services

     S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

      A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

      A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

      A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C. Issues rated "C" are regarded as having a doubtful capacity for payment.

      D.    Issues rated "D" are in payment default.

Moody's Investors Service, Inc.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

North Track Funds, Inc.
     1-800-826-4600

     Sales and Marketing
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin 53202

     Operations and Accounting
     215 North Main Street
     West Bend, Wisconsin 53095

Investment Advisors
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin 53202
     Geneva Capital Management, Ltd.
     (Sub-Advisor to the Managed Growth Fund)
     250 East Wisconsin Avenue
     Suite 1050
     Milwaukee, Wisconsin 53202

Distributor
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin 53202

Accounting/Pricing Agent
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin 53202

Transfer and Dividend Disbursing Agent
     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

Custodian
     Union Bank of California
     475 Sansome Street
     San Francisco, California 94111

Counsel
     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

Auditor
     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202


                          NORTH TRACK FUNDS, INC.
                   ------------------------------------
                               MARCH 1, 2002
                    STATEMENT OF ADDITIONAL INFORMATION
                   -------------------------------------

NORTH TRACK FUNDS, INC.
                                     PART C
                               OTHER INFORMATION
Item 23.  Exhibits
          --------
          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund
          -----------------------------------------------------------
          Not applicable.

Item 25.  Indemnification
          ---------------
          Reference is made to Article IX of North Track's Bylaws filed as Exhibit No. (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:
          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1) Such person shall provide adequate security for his undertaking;

               (2) The Corporation shall be insured against losses arising by reason of such advance; or

               (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as de-fined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2. Insurance of Officers, Directors, Employees and Agents.
          -----------  ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          (a)  B.C. Ziegler and Company
               B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of February 28, 2002 together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                               POSITION WITH
                                B.C. ZIEGLER
NAME                         AND COMPANY(1)<F1>      OTHER AFFILIATIONS(2)<F2>
----                         -------------------     ------------------------
John J. Mulherin        Director, President and
                        Chief Executive Officer

Gary P. Engle           Senior Vice President

S. Charles O'Meara      Senior Vice President,
                        General Counsel, Secretary
                        and Director

Donald A. Carlson, Jr.  Senior Managing Director,
                        Ziegler Capital Markets
                        Group

Robert J. Tuszynski     Senior Managing Director,    President and Chief
                        Ziegler Investment Group     ExecutiveOfficer of
                                                     North Track Funds,Inc.

John Todd               Managing Director, Ziegler
                        Wealth Management Group

T. R. Paprocki          Chief Operating Officer,
                        Ziegler Capital Markets
                        Group

J. C. Vredenbregt       Senior Vice President,
                        Director Chief Financial
                        Officer, Treasurer and
                        Controller

Brian K. Andrew         Executive Vice President and
                        Chief Investment Officer
----------

(1)<F1> B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2)<F2> Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

          (b)  Geneva Capital Management Ltd.
               Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Portfolio. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of February 28, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                     POSITION WITH GENEVA  OTHER AFFILIATIONS
----                    --------------------   ------------------
William A. Priebe       Co-President and       None
                        Director

Amy S. Croen            Co-President and       None
                        Director

John J. O'Hare II       Executive Vice         None
                        President

William F. Schneider,   Director               None
M.D.

Item 27.  Principal Underwriters
          ----------------------

(a)                              OTHER INVESTMENT COMPANIES FOR WHICH
                              UNDERWRITER ACTS AS UNDERWRITER, DEPOSITOR
       UNDERWRITER                      OR INVESTMENT ADVISOR
       -----------            ------------------------------------------

       B.C. Ziegler and       An underwriter for all of the mutual fund
       Company                series of North Track; American Tax-Exempt
                              Bond Trust, Series 1 (and subsequent
                              series); Ziegler U.S. Government
                              Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1
                              (and subsequent series); Ziegler Money
                              Market Trust; The Insured American Tax-
                              Exempt Bond Trust, Series 1 (and
                              subsequent series).

          (b) A list of the officers and directors of B.C. Ziegler and Company as of February 28, 2002, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095
               General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

          (b)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin  53202
               Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29.  Management Services
          -------------------
          Not applicable.

Item 30.  Undertakings
          ------------
          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b), and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 28th day of February, 2002.

                                    NORTH TRACK FUNDS, INC.

                                    By:  /s/  Robert J. Tuszynski
                                         ---------------------------------------

                                          Robert J. Tuszynski, President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed on this 28th day of February, 2002, by the following persons in the capacities indicated.

SIGNATURE                                                TITLE
---------                                                -----

/s/  Peter D. Ziegler
------------------------------           Director and Chairman of the Board
Peter D. Ziegler

/s/  Franklin P. Ciano                   Chief Financial Officer and Treasurer
------------------------------           (Chief Financial and Accounting
Franklin P. Ciano                        Officer)

/s/ Ralph J. Eckert*                     Director
------------------------------
Ralph J. Eckert

/s/ Steven P. Kent*                      Director
------------------------------
Steven P. Kent

/s/ James G. DeJong*                     Director
------------------------------

James G. DeJong

/s/ Marcia L. Wallace*                   Director
------------------------------
Marcia L. Wallace


*By:    /s/  Robert J. Tuszynski
          ------------------------------
     Robert J. Tuszynski, pursuant to a
     Power of Attorney dated
     February 28, 2002, a copy of which
     is filed herewith (see following
     page)

                            NORTH TRACK FUNDS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, North Track Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable North Track Funds, Inc. to comply with such Acts and the rules, regula-tions and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of North Track Funds, Inc. has hereunto set his hand as of this 28th day of February, 2002.


/s/  Peter D. Ziegler                /s/  James G. DeJong
------------------------------       ------------------------------
Peter D. Ziegler                     James G. DeJong


/s/  Steven P. Kent                  /s/  Ralph J. Eckert
------------------------------       ------------------------------
Steven P. Kent                       Ralph J. Eckert


/s/ Marcia L. Wallace
------------------------------
Marcia L. Wallace

                                 EXHIBIT INDEX

                                             PREVIOUSLY FILED AND INCORPORATED
                                                    BY REFERENCE FROM:

                                          1933 ACT POST-
                                             EFFECTIVE
EXHIBIT                                      AMENDMENT    DATE FILED     FILED
NUMBER               DESCRIPTION              NUMBER       WITH SEC    HEREWITH
------               ------------            ---------    ----------   ---------
(A)(1)       Amended and Restated               38        4/30/97
             Articles of Incorporation
(A)(2)       Articles Supplementary filed       54        3/2/00
             February 29, 2000
(A)(3)       Articles of Amendment filed                                 X
             March 1, 2001
(A)(4)       Articles Supplementary filed                                X
             March 5, 2001
(A)(5)       Certificate of Correction to                                X
             Articles of Amendment filed
             March 9, 2001
(A)(6)       Certificate of Correction to                                X
             Articles Supplementary filed
             March 9, 2001
(B)          By-Laws                            38         4/30/97
(C)          Rule 18f-3 Operating Plan          54         3/2/00
(D)(1)       Investment Advisory                48         2/12/99
             Agreement with B.C. Ziegler
             and Company
(D)(2)       Sub-Advisory Agreement with        47         12/31/98
             Geneva Capital Management
(D)(3)       Schedule reflecting addition       60         3/27/01
             of and fees applicable to
             Dow Jones U.S. Health Care
             100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds
(E)(1)       Distribution Agreement             48         2/12/99
(E)(2)       Amendment No. 1, dated             54         3/2/00
             February 29, 2000, to
             Amended and Restated
             Distribution Agreement
(E)(3)       Form of Selected Dealer            48         2/12/99
             Agreement
(E)(4)       Schedule reflecting addition       60         3/27/01
             of Dow Jones U.S. Health
             Care 100 Plus and Dow Jones
             U.S. Financial 100 Plus
             Funds
(F)          Not Applicable
(G)(1)       Mutual Fund Custody Agree-                                  X
             ment with Union Bank of
             California, N.A.
(G)(2)       Agreement for Securities                                    X
             Lending and Repurchase
             Agreement Services with
             Union Bank of California,
             N.A.
(H)(1)       Transfer Agency and Services                                X
             Agreement with First Data
             Investor Services Group,
             Inc. (PFPC Global Fund
             Services)
(H)(2)       Accounting/Pricing Agreement       46         10/15/98
(H)(3)       Schedule reflecting addition       60         3/27/01
             of and fees applicable to
             Dow Jones U.S. Health Care
             100 Plus and Dow Jones U.S.
             Health Care 100 Plus Funds
(H)(4)       Shareholder Servicing Agree-       36         12/10/96
             ment for Class X Retail
             Shares of the Cash Reserve
             Portfolio
(H)(5)       Administrative Services            48         2/12/99
             Agreement for Cash Reserve
             Portfolio
(H)(6)       License Agreement with              37        2/28/97
             Pacific Stock Exchange
             Incorporated
(H)(7)       First Amendment to License                                  X
             Agreement with Pacific
             Exchange Incorporated
(H)(8)       License Agreement with              51        4/30/99
             Standard and Poor's
(H)(9)       Form of License Agreement          60         3/27/01
             with Dow Jones
(H)(10)      Administration Agreement           55         5/1/00
(H)(11)      Schedule reflecting addition                  3/27/01
             of and fees applicable to
             Dow Jones U.S. Health Care
             100 Plus and Dow Jones U.S.        60
             Financial 100 Plus Funds
(H)(12)      Loan Agreement with Union                                   X
             Bank of California, N.A.
(I)          Opinion of Counsel                 38         4/30/97
(J)(1-a)     Consent of Independent                                      X
             Public Accountants
(J)(1-b)     Consent of Independent                                      X
             Public Accountants
(J)(2)       Consent of Counsel                                          X
(K)          Not Applicable
(L)          Not Applicable
(M)(1)       Amended and Restated
             Distribution Plan Pursuant to
             Rule 12b-1, including Form of
             Related Agreement with
             Selected Dealers
(M)(2)       Schedule reflecting addition       60         3/27/01
             of and fees applicable to
             Dow Jones U.S. Health Care
             100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds
(O)          See Exhibit (C)
(P)          Code of Ethics                     55         5/1/00